As filed with the Securities and Exchange Commission on April 19, 2018
1933 Act Registration No. 333-111137
1940 Act Registration No. 811-08557
CIK No. 0001048607

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 19
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 222
Lincoln Life Flexible Premium Variable Life Account M
(Exact Name of Registrant)
Lincoln VULone
Lincoln VULone2005
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2017 was filed March 26, 2018.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2018 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be May 1, 2016.

Prospectus 1

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln VULONE, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Neuberger Berman Advisers Management Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2018

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we
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make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no
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assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3% charge for state and federal tax obligations.	When you pay a Premium.	8%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount	Upon Full Surrender of your Policy (years 1-15). When you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$54.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$34.34 per $1,000
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	The lesser of $25 or 2% of the amount surrendered.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums (Premium Load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's
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Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)

Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$0.38 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.50%
Fixed Account Asset Charge	Daily	A percentage of the value of the Fixed Account, guaranteed at an effective annual rate of 0.50%.
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$0.54 per $1,000
Minimum Charge		$0.01 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.05 per $1,000
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge		5.5%[2]
Rider Charges		Individualized based on optional rider(s) selected.
Accounting Value Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
No-Lapse Enhancement Rider	N/A	There is no charge for this rider.
Supplemental Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.38 per $1,000
In addition, a monthly fee per $1,000 of Term Specified Amount or increase in Term Specified Amount:
Maximum Charge		$0.54 per $1,000
Minimum Charge		$0.01 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.05 per $1,000
Waiver of Monthly Deduction Rider*	Monthly
A percentage of all other covered monthly charges.
Maximum Charge		12%
Minimum Charge		2%
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be
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representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Annual interest rate of 5.5% in Policy Years 1-10 and 4.5% in Policy Years 11 and beyond.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.54% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.70%. These waivers and reductions generally extend through April 30, 2019 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash
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bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
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support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
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There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Large Cap Growth Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
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•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc.
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Equity-Income Portfolio (Service Class): Reasonable income with consideration of the potential for capital appreciation.
This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
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•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Janus Henderson Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	Janus Henderson Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
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•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is only available to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class): Capital appreciation and current income; a fund of funds.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
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•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T.Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T.Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
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•	LVIP T.Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T.Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Initial Class): Capital appreciation. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
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(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
If you take no action upon notification of a fund liquidation, closure or merger the funds from the terminating fund will automatically transfer into the money market Sub-Account. Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on
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instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and Fixed Account subject to the charge.
The Monthly Deductions are made on the “Monthly Anniversary Day” (the Date of Issue and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 8% from each Premium Payment in Policy Years 1-20 and 4% in Policy Years 21 and later. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
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Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $49.12 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
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Partial Surrender Fee
No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
Fixed Account Asset Charge
We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account’s value in all years. The current charge is 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated
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using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10 in all years.
For the first 10 Policy Years from Policy Issue Date or increase in Specified Amount, there is an additional charge that varies with the Insured’s age. A table of these expense charges is included in each Policy. This charge will never exceed $0.54 per $1000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4.5% interest on the Loan Account Value in all years.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Supplemental Term Insurance Rider.  This optional rider provides annually renewable term insurance on the life of the Insured. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of Term Specified Amount or increase in Term Specified Amount.
Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the Insured. The maximum rate factor is 12%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.
Case Exceptions
Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits
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become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
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Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right To Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments or you are 60 years or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.
If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
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Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.)
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures
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(the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature”
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restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
If Dollar Cost Averaging is desired, it must be elected at issue.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	on the first Policy Anniversary; or
4)	if your Policy is surrendered or otherwise terminates.
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Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts and Fixed Account on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund at the time you make your Premium Payment allocations which will also be used for Automatic Rebalancing.
Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the “Riders” section of this prospectus for more information.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Accounting Value Rider.  If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum Premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced Surrender Value for Partial Surrenders and loans. There is no charge for this rider.
Change of Insured Rider.  If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
No-Lapse Enhancement Rider.  We will automatically issue this rider with your Policy. There is no charge for this rider. In certain states, the rider may be provided under a different name. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.
Under this rider, your Policy will not lapse as long as the rider No-Lapse Value, less any Indebtedness, is greater than zero.
The rider No-Lapse Value is a reference value only and is not used in determining the actual policy value or death benefit provided by the Policy. We calculate the rider No-Lapse Value in a fashion similar to the Accumulation Value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse Administrative Fees. We fix these unique no-lapse variables at issue for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for detailed information about the actual variables applicable to your Policy.
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On each anniversary, it is possible for investment performance to increase the rider No-Lapse Value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your Policy.
During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed “Lapse and Reinstatement”).
You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate.
Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy’s Accumulation Value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.
The duration of the lapse protection provided by this rider may be reduced if:
1)	Premiums or other deposits are not received on or before their due date; or
2)	you initiate any policy change that decreases the No-Lapse Value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, changes in death benefit option, electing to cancel Automatic Rebalancing, and changes in asset allocation.
Rider Termination
This rider and all rights provided under it will terminate automatically upon the earliest of the following:
1)	the Insured reaches age 100; or
2)	surrender or termination of the Policy; or
3)	Automatic Rebalancing is discontinued; or
4)	an allocation restriction requirement is not met within 61 days of notification to you of such a requirement. Depending on the state in which your Policy was issued, if your Policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the Policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.
Supplemental Term Insurance Rider.  If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance  on the life of the Insured. Upon the Insured's death, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.
There is a monthly cost for this rider, similar to the cost of insurance of the base Policy’s duration. This rate is determined by the Company, is based on the Policy’s duration, the age, underwriting category and gender of the Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page. There is a monthly expense charge per $1,000 of Term Specified Amount or increase in Term Specified Amount.
This rider terminates on the earliest of:
1)	the date you request termination of the rider;
2)	when your Policy lapses;
3)	when your Policy is fully surrendered;
4)	the date you request to decrease the Term Insurance Benefit Amount to zero; or
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5)	upon death of the Insured.
If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.
Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
Continuation of Coverage
If the Insured is still living at age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the Insured attains age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
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Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
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4)	interest credited to the Fixed Account or the Loan Account; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited based on the Loan Account Value at an effective annual rate of 4.5% in all years and is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted
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from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000)	None; level death benefit
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the Insured’s death, less any Partial Surrenders after the date of death (i.e. Partial Surrender amounts we may have paid to the Owner after the date of the Insured's death but before the death of the Insured was reported to us).	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $100,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
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If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all
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funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
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Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrender proceeds will generally be paid within 7 days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4.5% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as “Policy Lapse”. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
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3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Protection
Your Policy includes the No-Lapse Enhancement Rider. This means that your Policy will not lapse as long as the rider No-Lapse Value, less any Indebtedness, is greater than zero.
There is no difference in the calculation of policy values and death benefit between a Policy that has the No-Lapse Enhancement Rider, and a Policy that does not. This is true whether or not the No-Lapse Enhancement Rider is active and keeping the Policy from lapsing.
Availability of the No-Lapse Enhancement Rider may vary in some states. Where available, there is no charge for this feature.
Reinstatement of a Lapsed Policy
If your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income,
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estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured’s age, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.)
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The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits,
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within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution
41

penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
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LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Case Exceptions
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-111137
1940 Act Registration No. 811-08557
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

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Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery
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of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2018
Relating to Prospectus Dated May 1, 2018 for
Lincoln VULONE product
Lincoln Life Flexible Premium Variable Life Account M, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln VULONE product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
2

the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $167,206,533 in 2017, $137,475,731 in 2016 and $148,630,124 in 2015 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the
3

licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Flexible Premium Variable Life Account M comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln
4

National Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
5

Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Your Policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
Settlement Options
You may elect or change a settlement option while the Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
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2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the Insured’s death;
2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
ADDITIONAL INFORMATION ABOUT CHARGES
Surrender Charges
The initial maximum Surrender Charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where
(a)	is 1.25 times the current rate net level Premium for the Specified Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;
(b)	is $10 per $1000 of Specified Amount;
(c)	is $50 per $1000 of Specified Amount; and
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(d)	is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.
Algebraically, this formula is equivalent to Min{a+b,c} -d.
The maximum Surrender Charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum Surrender Charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum Surrender Charge at a point in time “t” years after issue is (a) times (b), where
(a)	is the initial maximum Surrender Charge; and
(b)	is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.
The actual Surrender Charge may be less than the maximum Surrender Charge, and is included in each policy. No Surrender Charge is applied in the 16th Policy Year or beyond.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
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The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company follow.
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Prospectus 2

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln VULONE2005, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2018

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we
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make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no
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assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3% charge for state and federal tax obligations.	When you pay a Premium.	7%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount	Upon Full Surrender of your Policy (years 1-15). When you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$54.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$34.34 per $1,000
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	The lesser of $25 or 2% of the amount surrendered.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums (Premium Load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's
5

Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
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Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.38 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.50%[2]
Fixed Account Asset Charge	Daily	A percentage of the value of the Fixed Account, guaranteed at an effective annual rate of 0.50%.
Administrative Fee*	Monthly
Flat fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$1.25 per $1,000
Minimum Charge		$0.01 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.08 per $1,000
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.
Maximum Charge		5.5%[3]
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional rider(s) selected.
Accounting Value Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
No-Lapse Enhancement Rider	N/A	There is no charge for this rider.
Overloan Protection Rider	One-time charge when you elect to use the benefit
A percentage of the then current Accumulation Value.
Maximum Charge		5%
Supplemental Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for Representative Insured: male, age 45, standard non-tobacco.		$0.38 per $1,000
In addition, a monthly fee per $1,000 of Term Specified Amount or increase in Term Specified Amount:
Maximum Charge		$1.25 per $1,000
Minimum Charge		$0.01 per $1,000
Maximum Charge for Representative Insured: male, age 45, standard non-tobacco.		$0.08 per $1,000
Waiver of Monthly Deduction Rider*	Monthly
Rate factor is percent of all other covered monthly charges.
Maximum Charge		12%
Minimum Charge		2%
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
[3]	Annual interest rate of 5.5% in Policy Years 1-10 and 4.5% in Policy Years 11 and beyond.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.54% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.70%. These waivers and reductions generally extend through April 30, 2019 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash
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bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
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support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
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There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
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•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company and FMR Co., Inc.
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
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Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisors, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
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•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)*: Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class): Capital appreciation and current income; a fund of funds.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
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•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
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•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
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If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
If you take no action upon notification of a fund liquidation, closure or merger the funds from the terminating fund will automatically transfer into the money market Sub-Account. Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all
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shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and Fixed Account subject to the charge.
The Monthly Deductions are made on the “Monthly Anniversary Day” (the Date of Issue and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each Premium Payment. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
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A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The
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expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
Fixed Account Asset Charge
We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account’s value in all years. The current charge is 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10 in all years.
For the first 10 Policy Years from Policy Issue Date or increase in Specified Amount, there is an additional charge that varies with the Insured’s age. A table of these expense charges is included in each Policy. This charge will never exceed $1.25 per $1000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4.5% interest on the Loan Account Value in all years.
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Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5% of the then current Accumulation Value.
Supplemental Term Insurance Rider.  This optional rider provides annually renewable term insurance on the life of the Insured. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of Term Specified Amount or increase in Term Specified Amount.
Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the Insured. The maximum rate factor is 12%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.
Case Exceptions
Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
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Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your
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Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right To Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments or you are 60 years or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.
If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.)
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this
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procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
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You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage
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limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
If Dollar Cost Averaging is desired, it must be elected at issue.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	on the first Policy Anniversary; or
4)	if your Policy is surrendered or otherwise terminates.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts and Fixed Account on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund at the time you make your Premium Payment allocations which will also be used for Automatic Rebalancing.
Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the “Riders” section of this prospectus for more information.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also,
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if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Accounting Value Rider.  If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum Premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced Surrender Value for Partial Surrenders and loans. There is no charge for this rider.
Change of Insured Rider.  If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
No-Lapse Enhancement Rider:  We will automatically issue this rider with your Policy. In certain states, the rider may be provided under a different name. There is no charge for this rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.
Under this rider, your Policy will not lapse as long as the rider No-Lapse Value, less any Indebtedness, is greater than zero.
The rider No-Lapse Value is a reference value only and is not used in determining the actual policy value or death benefit provided by the Policy. We calculate the rider No-Lapse Value in a fashion similar to the Accumulation Value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse Administrative Fees. We fix these unique no-lapse variables at issue for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for detailed information about the actual variables applicable to your Policy.
On each anniversary, it is possible for investment performance to increase the rider No-Lapse Value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your Policy.
You will select a guaranteed minimum death benefit on the application for your Policy. This guaranteed minimum death benefit (the “Guaranteed Minimum Death Benefit”) will be used in determining the actual Death Benefit Proceeds provided by the rider. It will be shown on the Policy Specifications page.
The initial Guaranteed Minimum Death Benefit must be at least 70% of the Initial Specified Amount for the Policy. If the policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same Effective Date. If the Policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.
You may choose to increase the Guaranteed Minimum Death Benefit subject to the conditions outlined in the No-Lapse Enhancement Rider in your Policy. We will limit the amount of any increase so that the Guaranteed Minimum Death Benefit will not be more than the lesser of the current Specified Amount or the Initial Specified Amount of the Policy, shown in the Policy Specifications. Any increase in the Guaranteed Minimum Death Benefit will be effective on the next Monthly Anniversary Day following our approval of the increase.
During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current
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Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed “Lapse and Reinstatement”).
You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate.
Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy’s Accumulation Value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.
The duration of the lapse protection provided by this rider may be reduced if:
1)	Premiums or other deposits are not received on or before their due date; or
2)	you initiate any policy change that decreases the no-lapse value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, changes in death benefit option, electing to cancel Automatic Rebalancing, and changes in asset allocation.
Rider Termination
This rider and all rights provided under it will terminate automatically upon the earliest of the following:
1)	the Insured reaches age 100; or
2)	surrender or termination of the Policy; or
3)	Automatic Rebalancing is discontinued; or
4)	an allocation restriction requirement is not met within 61 days of notification to you of such a requirement. Depending on the state in which your Policy was issued, if your Policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the Policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
If your Policy was issued on or after May 22, 2006, we will automatically issue this rider with your Policy. The benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value.
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Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders, except the Supplemental Term Insurance Rider, if any, will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed;
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Accumulation Value plus $10,000; or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Supplemental Term Insurance Rider.  If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance  on the life of the Insured. Upon the Insured's death, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.
There is a monthly cost for this rider, similar to the cost of insurance of the base Policy’s duration. This rate is determined by the Company, is based on the Policy’s duration, the age, underwriting category and gender of the Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page. There is a monthly expense charge per $1,000 of Term Specified Amount or increase in Term Specified Amount.
This rider terminates on the earliest of:
1)	the date you request termination of the rider;
2)	when your Policy lapses;
3)	when your Policy is fully surrendered;
4)	the date you request to decrease the Term Insurance Benefit Amount to zero; or
5)	upon death of the Insured.
If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.
Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
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Continuation of Coverage
If the Insured is still living at age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the Insured attains age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.
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The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Account; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
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1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited based on the Loan Account Value at an effective annual rate of 4.5% in all years and is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the
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Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000)	None; level death benefit
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the Insured’s death, less any Partial Surrenders after the date of death (i.e. Partial Surrender amounts we may have paid to the Owner after the date of the Insured's death but before the death of the Insured was reported to us).	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $100,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified
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Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death
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benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrender proceeds will generally be paid within 7 days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy
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Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4.5% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as “Policy Lapse”. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on
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which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Protection
Your Policy includes the No-Lapse Enhancement Rider. This means that your Policy will not lapse as long as the rider No-Lapse Value, less any Indebtedness, is greater than zero.
There is no difference in the calculation of policy values between a Policy that has the rider and a Policy that does not. This is true whether or not the rider is active and keeping the Policy from lapsing.
There is no difference in the calculation of death benefit between a Policy that has the rider and a Policy that does not, as long as the rider is not actively keeping the Policy from lapsing. The death benefit will be based on the Specified Amount of the Policy.
If the rider is actively keeping the Policy from lapsing, the death benefit is the Guaranteed Minimum Death Benefit less any Indebtedness and Partial Surrenders, which may be less than the Specified Amount of the Policy.
Availability of the No-Lapse Enhancement Rider may vary in some states. There is no charge for this feature.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.
Reinstatement of a Lapsed Policy
If your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income,
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estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured’s age, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.)
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The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits,
42

within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
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Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market
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fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Case Exceptions
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-111137
1940 Act Registration No. 811-08557
End of Prospectus
46

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

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Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery
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of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2018
Relating to Prospectus Dated May 1, 2018 for
Lincoln VULONE2005 product
Lincoln Life Flexible Premium Variable Life Account M, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln VULONE2005 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
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the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $167,206,533 in 2017, $137,475,731 in 2016 and $148,630,124 in 2015 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the
3

licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Flexible Premium Variable Life Account M comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln
4

National Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
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Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Your Policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
Settlement Options
You may elect or change a settlement option while the Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
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2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the Insured’s death;
2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
ADDITIONAL INFORMATION ABOUT CHARGES
Surrender Charges
The initial maximum Surrender Charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where
(a)	is 1.25 times the current rate net level Premium for the Specified Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;
(b)	is $10 per $1000 of Specified Amount;
(c)	is $50 per $1000 of Specified Amount; and
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(d)	is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.
Algebraically, this formula is equivalent to Min{a+b,c} -d.
The maximum Surrender Charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum Surrender Charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum Surrender Charge at a point in time “t” years after issue is (a) times (b), where
(a)	is the initial maximum Surrender Charge; and
(b)	is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.
The actual Surrender Charge may be less than the maximum Surrender Charge, and is included in each policy. No Surrender Charge is applied in the 16th Policy Year or beyond.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
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The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company follow.
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The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of

The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2017 and 2016, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Adoption of New Accounting Standard

As discussed in Note 1 to the consolidated financial statements, in 2017 the Company changed its method of accounting for goodwill impairment.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2018

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2017	2016
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2017 – $85,802; 2016 – $83,290)	$93,340	$87,866
Variable interest entities’ fixed maturity securities (amortized cost: 2017 – $0; 2016 – $200)	-	200
Equity securities (cost: 2017 – $247; 2016 – $260)	246	275
Trading securities	1,533	1,624
Mortgage loans on real estate	10,662	9,761
Real estate	11	12
Policy loans	2,379	2,429
Derivative investments	845	900
Other investments	2,006	2,034
Total investments	111,022	105,101
Cash and invested cash	947	2,057
Deferred acquisition costs and value of business acquired	8,408	9,143
Premiums and fees receivable	394	428
Accrued investment income	1,052	1,029
Reinsurance recoverables	6,515	6,810
Reinsurance related embedded derivatives	-	58
Funds withheld reinsurance assets	598	623
Goodwill	1,368	2,273
Other assets	7,349	6,132
Separate account assets	144,219	128,397
Total assets	$281,872	$262,051

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$22,063	$20,681
Other contract holder funds	79,481	78,106
Short-term debt	10	280
Long-term debt	2,374	2,549
Reinsurance related embedded derivatives	51	-
Funds withheld reinsurance liabilities	4,348	4,827
Deferred gain on business sold through reinsurance	41	67
Payables for collateral on investments	4,354	4,910
Other liabilities	6,486	6,414
Separate account liabilities	144,219	128,397
Total liabilities	263,427	246,231

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,713	10,696
Retained earnings	4,405	3,342
Accumulated other comprehensive income (loss)	3,327	1,782
Total stockholder’s equity	18,445	15,820
Total liabilities and stockholder’s equity	$281,872	$262,051

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Insurance premiums	$3,018	$2,579	$2,825
Fee income	5,369	5,171	4,960
Net investment income	4,760	4,631	4,611
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(18)	(141)	(75)
Portion of loss recognized in other comprehensive income	-	41	25
Net other-than-temporary impairment losses on securities recognized in earnings	(18)	(100)	(50)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(438)	(410)	(172)
Total realized gain (loss)	(456)	(510)	(222)
Amortization of deferred gain on business sold through reinsurance	18	69	69
Other revenues	439	403	440
Total revenues	13,148	12,343	12,683
Expenses
Interest credited	2,558	2,527	2,472
Benefits	4,818	4,247	4,529
Commissions and other expenses	3,967	4,005	4,109
Interest and debt expense	126	116	105
Strategic digitization expense	43	8	-
Impairment of intangibles	905	-	-
Total expenses	12,417	10,903	11,215
Income (loss) before taxes	731	1,440	1,468
Federal income tax expense (benefit)	(1,287)	267	295
Net income (loss)	2,018	1,173	1,173
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	1,547	692	(2,090)
Funded status of employee benefit plans	(2)	(1)	2
Total other comprehensive income (loss), net of tax	1,545	691	(2,088)
Comprehensive income (loss)	$3,563	$1,864	$(915)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Common Stock
Balance as of beginning-of-year	$10,696	$10,677	$10,652
Stock compensation/issued for benefit plans	17	19	25
Balance as of end-of-year	10,713	10,696	10,677

Retained Earnings
Balance as of beginning-of-year	3,342	3,118	3,066
Net income (loss)	2,018	1,173	1,173
Dividends declared	(955)	(949)	(1,121)
Balance as of end-of-year	4,405	3,342	3,118

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,782	1,091	3,179
Other comprehensive income (loss), net of tax	1,545	691	(2,088)
Balance as of end-of-year	3,327	1,782	1,091
Total stockholder’s equity as of end-of-year	$18,445	$15,820	$14,886

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Cash Flows from Operating Activities
Net income (loss)	$2,018	$1,173	$1,173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(17)	55	(176)
Trading securities purchases, sales and maturities, net	120	165	143
Change in premiums and fees receivable	34	(49)	101
Change in accrued investment income	19	8	(18)
Change in future contract benefits and other contract holder funds	(2,062)	(2,036)	868
Change in reinsurance related assets and liabilities	1,001	542	(1,060)
Change in federal income tax accruals	(1,502)	146	170
Realized (gain) loss	456	511	222
Amortization of deferred gain on business sold through reinsurance	(18)	(69)	(69)
Change in cash management agreement	(277)	(66)	351
Impairment of intangibles	905	-	-
Other	177	262	45
Net cash provided by (used in) operating activities	854	642	1,750

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(9,887)	(10,791)	(8,858)
Sales of available-for-sale securities	1,773	3,076	1,329
Maturities of available-for-sale securities	5,790	5,290	4,265
Purchases of alternative investments	(357)	(302)	(324)
Sales and repayments of alternative investments	184	238	177
Proceeds from affiliate transfer of alternative investments	66	-	-
Issuance of mortgage loans on real estate	(2,047)	(2,127)	(1,944)
Repayment and maturities of mortgage loans on real estate	1,145	877	816
Issuance and repayment of policy loans, net	49	91	125
Net change in collateral on investments and derivatives	(374)	435	638
Proceeds from sale of subsidiary/business	-	-	75
Other	(123)	(99)	(78)
Net cash provided by (used in) investing activities	(3,781)	(3,312)	(3,779)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(290)	(250)	(4)
Issuance of long-term debt, net of issuance costs	75	-	-
Issuance (payment) of short-term debt	(270)	190	88
Proceeds from sales leaseback transaction	62	85	47
Deposits of fixed account values, including the fixed portion of variable	10,775	10,030	10,745
Withdrawals of fixed account values, including the fixed portion of variable	(5,764)	(5,449)	(6,062)
Transfers to and from separate accounts, net	(1,787)	(1,308)	(2,474)
Common stock issued for benefit plans	(29)	(22)	(14)
Dividends paid	(955)	(949)	(1,121)
Net cash provided by (used in) financing activities	1,817	2,327	1,205

Net increase (decrease) in cash and invested cash	(1,110)	(343)	(824)
Cash and invested cash as of beginning-of-year	2,057	2,400	3,224
Cash and invested cash as of end-of-year	$947	$2,057	$2,400

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default.  Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  Prior to October 1, 2017, we performed a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  In Step 1 of the evaluation, if the fair value estimate of the reporting unit was greater than the carrying value, then the carrying value of the reporting unit was deemed to be recoverable, and Step 2 was not required.  If the fair value estimate was less than the carrying value, we applied Step 2 to determine the implied fair value of goodwill for the reporting unit.  If the implied fair value of the reporting unit’s goodwill was lower than its carrying amount, goodwill was impaired and written down to its fair value.

Effective with our early adoption of new accounting guidance for goodwill impairment during the fourth quarter of 2017, as discussed in Note 2, we perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2017 and 2016, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $57 million, $59 million and $67 million for the years ended December 31, 2017,  2016 and 2015, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We recognized the gain related to these transactions over the period over which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2015 through 2017 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S.  consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  We adopted the guidance in this ASU prospectively.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  We adopted this ASU using a modified retrospective basis applied to existing debt instruments.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying a quantitative test (referred to in previous guidance as Step 1).  As part of the quantitative test, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

Early adopted as of our October 1, 2017 goodwill impairment measurement date. There were no impairment indicators during the first three quarters of 2017.

We recognized a goodwill impairment of $905 million during the fourth quarter of 2017 related to our Life Insurance segment reported in the impairment of intangibles line item on our Consolidated Statements of Comprehensive Income (Loss).  For more information regarding our goodwill impairment, see Note 10.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although these amendments will supersede nearly all existing revenue recognition guidance under GAAP, ASU 2014-09 will not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.  Retrospective, or modified retrospective, application is required.

January 1, 2018

Our revenue within the scope of this standard primarily includes commissions and advisory fees earned by our broker dealer operation.  We will adopt this ASU using the modified retrospective method.  The adoption of ASU 2014-09 will not have a material impact on our consolidated financial condition or results of operations.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments will be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings in the period of adoption.  Financial statement disclosures will be updated prospectively.

January 1, 2018

The current carrying value of our equity securities within the scope of ASU 2016-01 is $110 million. Upon adoption, we will prospectively recognize the change in fair value of these equity securities in current period earnings. The cumulative effective adjustment of adopting ASU 2016-01 will not have a material impact on our consolidated financial condition.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We continue to gather information to determine our leases that are within the scope of this standard. We do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We will amend classifications in our Consolidated Statements of Cash Flows upon adoption of this ASU.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	This amendment is not expected to have a material impact on our consolidated financial condition or results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

These amendments require that an entity report the service cost component of employee pension and postretirement benefit plans in the same line item as other compensation costs from services rendered by the applicable employees during the period.  The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations.  ASU 2017-07 requires retrospective adoption related to the presentation of net periodic pension cost and postretirement benefit cost.

		January 1, 2018	The adoption of this ASU will not have an effect on our consolidated financial condition or results of operations.
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-09, Compensation – Stock Compensation: Scope of Modification Accounting

These amendments provide guidance when changes to the terms or conditions of a share-based payment award would require modification accounting.  An entity should account for the effects of a modification unless the following are the same immediately before and after the modification:  (a) the fair value of the award, (b) the vesting conditions of the award and (c) the classification of the award as an equity instrument or a liability instrument.  These amendments are to be applied prospectively to awards modified on or after the effective date.  Early adoption is permitted.

		January 1, 2018	The impacts of adopting this standard are prospective. The adoption of this ASU will not impact our consolidated financial condition or results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.
ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments allow a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (the “Tax Act”) of 2017.  An entity that elects to reclassify these amounts must reclassify the stranded tax effects related to the change in the federal corporate income tax rate for all items accounted for in OCI.  Additional disclosures will be required for entities that elect to reclassify stranded tax effects.  The ASU is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years and early adoption is permitted.  An entity that elects to early adopt in an annual or interim period after the period of enactment can choose to apply the ASU retrospective to each period impacted or in the period of adoption.

		January 1, 2018	Upon adoption of this ASU, we will reclassify approximately $600 million of stranded tax effects resulting from the new federal income rate from AOCI to retained earnings.

3.  Dispositions

Lincoln Financial Media Company

On July 16, 2015, we closed on the sale of Lincoln Financial Media Company to Entercom Communications Corp.  (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.    During 2015, we recognized a loss of $2 million, after-tax, reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) related to finalizing the transaction.

4.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We invested in the Class 1 notes of a credit-linked note (“CLN”) structure, which represented a special purpose trust combining ABS with credit default swaps to produce multi-class structured securities.

Because the note holders did not have voting rights or similar rights, we determined that the entity issuing the CLN was a VIE, and as a note holder, our interest represented a variable interest.  We had the power to direct the most significant activity affecting the performance of the CLN structure and we had the ability to actively manage the reference portfolios underlying the credit default swaps.  We concluded that we were the primary beneficiary of the VIE associated with the CLN.

As of March 2017, our $200 million CLN matured ending our exposure to this VIE.  We no longer reflect the assets and liabilities associated with this VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2017			As of December 31, 2016
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$-	N/A	$-	$200
Credit default swaps	-	-	-	1	200	-
Total assets	-	$-	$-	1	$200	$200

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon our review of our VIE AFS fixed maturity security for OTTI, there was no impairment prior to maturity in March 2017.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2017	2016
Non-Qualifying Hedges
Credit default swaps	$-	$4
Contingent forwards	-	-
Total non-qualifying hedges (1)	$-	$4

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2017, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.4 billion and $1.3  billion as of December 31, 2017 and 2016, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $31  million and $37 million as of December 31, 2017 and 2016, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million for the years ended December 31, 2017 and 2016.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2017.

5.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$74,921	$6,573	$341	$(7)	$81,160
ABS	882	51	6	(26)	953
U.S. government bonds	497	37	1	-	533
Foreign government bonds	391	55	-	-	446
RMBS	3,125	148	36	(21)	3,258
CMBS	589	10	2	(2)	599
CLOs	803	2	2	(5)	808
State and municipal bonds	4,033	932	6	-	4,959
Hybrid and redeemable preferred securities	561	85	22	-	624
Total fixed maturity securities	85,802	7,893	416	(61)	93,340
Equity securities	247	16	17	-	246
Total AFS securities	$86,049	$7,909	$433	$(61)	$93,586

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs’ fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2017, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,268	$3,305
Due after one year through five years	17,472	18,099
Due after five years through ten years	17,059	17,708
Due after ten years	42,604	48,610
Subtotal	80,403	87,722
Structured securities (ABS, MBS, CLOs)	5,399	5,618
Total fixed maturity AFS securities	$85,802	$93,340

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,726	$67	$4,706	$276	$9,432	$343
ABS	56	-	143	15	199	15
U.S. government bonds	156	-	19	1	175	1
RMBS	277	4	599	33	876	37
CMBS	113	-	60	3	173	3
CLOs	281	2	72	-	353	2
State and municipal bonds	33	-	89	5	122	5
Hybrid and redeemable
preferred securities	20	-	124	22	144	22
Total fixed maturity securities	5,662	73	5,812	355	11,474	428
Equity securities	22	14	8	3	30	17
Total AFS securities	$5,684	$87	$5,820	$358	$11,504	$445

Total number of AFS securities in an unrealized loss position						1,095

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable
preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$156	$57	$1	26
Six months or greater, but less than nine months	2	1	-	4
Nine months or greater, but less than twelve months	12	6	-	7
Twelve months or greater	209	77	10	49
Total	$379	$141	$11	86

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $669 million for the year ended December 31, 2017.  As discussed further below, we believe the unrealized loss position as of December 31, 2017, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2017, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2017, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$411	$363	$360
Increases attributable to:
Credit losses on securities for which an OTTI
was not previously recognized	13	83	19
Credit losses on securities for which an OTTI
was previously recognized	7	16	15
Decreases attributable to:
Securities sold, paid down or matured	(73)	(51)	(31)
Balance as of end-of-year	$358	$411	$363

During 2017,  2016 and 2015, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2017
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$17	$7	$24	$31
ABS	173	26	199	102
RMBS	245	21	266	178
CMBS	13	2	15	39
CLOs	11	5	16	5
State and municipal bonds	-	-	-	3
Total	$459	$61	$520	$358

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2017	2016
Fixed maturity securities:
Corporate bonds	$1,250	$1,275
ABS	15	19
U.S. government bonds	115	164
Foreign government bonds	23	23
RMBS	85	95
CMBS	2	2
CLOs	3	6
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	23
Total trading securities	$1,533	$1,624

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2017,  2016 and 2015,  was $8  million, $(3) million and $(96)  million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 21% and 20%, respectively, and Texas, which accounted for 12% and 11%, respectively, of mortgage loans on real estate as of December 31, 2017 and 2016.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2017	2016
Current	$10,662	$9,762
60 to 90 days past due	-	-
Greater than 90 days past due	3	-
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Unamortized premium (discount)	-	1
Total carrying value	$10,662	$9,761

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2017	2016
Number of impaired mortgage loans on real estate	3	2

Principal balance of impaired mortgage loans on real estate	$11	$7
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Carrying value of impaired mortgage loans on real estate	$8	$5

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$2	$2	$3
Additions	1	-	-
Charge-offs, net of recoveries	-	-	(1)
Balance as of end-of-year	$3	$2	$2

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Average carrying value for impaired
mortgage loans on real estate	$6	$6	$17
Interest income recognized on impaired
mortgage loans on real estate	-	-	1
Interest income collected on impaired
mortgage loans on real estate	-	-	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

	As of December 31, 2017			As of December 31, 2016
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$9,563	89.7%	2.27	$8,604	88.1%	2.16
65% to 74%	1,000	9.4%	1.94	1,009	10.3%	1.87
75% to 100%	91	0.8%	0.97	143	1.5%	0.86
Greater than 100%	8	0.1%	0.82	5	0.1%	1.04
Total mortgage loans on real estate	$10,662	100.0%		$9,761	100.0%

Alternative Investments

As of December 31, 2017 and 2016, alternative investments included investments in 221 and 202 different partnerships, respectively, and the portfolios represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities	$4,048	$4,019	$3,981
Equity AFS securities	12	11	9
Trading securities	88	94	102
Mortgage loans on real estate	433	413	385
Real estate	1	1	1
Policy loans	134	139	150
Invested cash	11	12	3
Commercial mortgage loan prepayment
and bond make-whole premiums	138	115	98
Alternative investments	165	75	88
Consent fees	6	5	5
Other investments	5	4	6
Investment income	5,041	4,888	4,828
Investment expense	(281)	(257)	(217)
Net investment income	$4,760	$4,631	$4,611

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities: (1)
Gross gains	$17	$65	$41
Gross losses	(63)	(227)	(94)
Equity AFS securities:
Gross gains	6	8	3
Gross losses	-	(1)	-
Gain (loss) on other investments	(10)	(62)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(21)	(24)	(26)
Total realized gain (loss) related to certain investments, pre-tax	$(71)	$(241)	$(83)

(1)	These amounts are represented net of related fair value hedging activity. See Note 6 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(13)	$(80)	$(42)
ABS	(2)	(5)	(6)
RMBS	(2)	(10)	(7)
CMBS	(2)	(1)	(1)
State and municipal bonds	(1)	(3)	-
Total fixed maturity securities	(20)	(99)	(56)
Equity securities	-	(1)	-
Gross OTTI recognized in net income (loss)	(20)	(100)	(56)
Associated amortization of DAC, VOBA, DSI and DFEL	2	-	6
Net OTTI recognized in net income (loss), pre-tax	$(18)	$(100)	$(50)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$-	$53	$29
Change in DAC, VOBA, DSI and DFEL	-	(12)	(4)
Net portion of OTTI recognized in OCI, pre-tax	$-	$41	$25

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2017 and 2016, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2017 and 2016, 96% and 95%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.4 billion and $3.7 billion, respectively, and a fair value of $3.4 billion and $3.6 billion, respectively.  As of December 31, 2017 and 2016, 98% and 96%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our ABS portfolio rated below investment grade had an amortized cost of $43 million and $87 million, respectively, and a fair value of $41 million and $73 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2017 and 2016, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2017 and 2016, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$701	$701	$813	$813
Securities pledged under securities lending agreements (2)	222	213	217	209
Securities pledged under repurchase agreements (3)	531	554	530	555
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,900	4,235	3,350	4,947
Total payables for collateral on investments	$4,354	$5,703	$4,910	$6,524

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2017	2016	2015
Collateral payable for derivative investments	$(112)	$(481)	$(283)
Securities pledged under securities lending agreements	5	(25)	38
Securities pledged under repurchase agreements	1	(144)	69
Investments pledged for FHLBI	(450)	995	430
Total increase (decrease) in payables for collateral on investments	$(556)	$345	$254

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$100	$281	$150	$531
Total	-	100	281	150	531
Securities Lending
Corporate bonds	222	-	-	-	222
Total	222	-	-	-	222
Total gross secured borrowings	$222	$100	$281	$150	$753

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$-	$384	$146	$530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total gross secured borrowings	$217	$-	$384	$146	$747

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2017, the fair value of all collateral received that we are permitted to sell or re-pledge was $175  million.  As of December 31, 2017, we have re-pledged $174 million of this collateral to cover initial margin on certain derivative investments.

Investment Commitments

As of December 31, 2017, our investment commitments were $1.3 billion, which included $752 million of LPs, $196 million of private placement securities and $320 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2017 and 2016, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.2 billion and $1.5 billion, respectively, or 1% of our invested assets portfolio, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $930  million and $1.1 billion, respectively, or 1% of our invested assets portfolio.  These concentrations include both AFS and trading securities.

As of December 31, 2017 and 2016, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $14.3 billion and $13.0 billion, respectively, or 13% and 12%, respectively, of our invested assets portfolio, and our investments in securities in the utilities industry with a fair value of $13.8 billion and $12.8 billion, respectively, or 12%  of our invested assets portfolio.  These concentrations include both AFS and trading securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld modified coinsurance basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risk. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2017			As of December 31, 2016
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,544	$45	$16	$2,089	$68	$77
Foreign currency contracts (1)	1,804	79	79	1,177	153	10
Total cash flow hedges	3,348	124	95	3,266	221	87
Fair value hedges:
Interest rate contracts (1)	563	-	174	637	-	182
Non-Qualifying Hedges
Interest rate contracts (1)	72,937	657	127	70,290	985	701
Foreign currency contracts (1)	22	-	-	14	-	-
Equity market contracts (1)	30,918	562	557	28,142	542	616
Credit contracts (1)	52	-	-	66	-	-
Embedded derivatives:
GLB direct (2) (3)	-	903	-	-	-	371
GLB ceded (2) (3)	-	51	954	-	371	-
Reinsurance related (4)	-	-	51	-	58	-
Indexed annuity and IUL contracts (2) (5)	-	11	1,418	-	-	1,139
Total derivative instruments	$107,840	$2,308	$3,376	$102,415	$2,177	$3,096

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

Beginning in the first quarter 2017, consistent with changes enacted by the Chicago Mercantile Exchange (“CME”), the Company offset the variation margin payments with the derivative balances that are cleared through CME.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2017
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$7,748	$20,953	$31,378	$14,965	$-	$75,044
Foreign currency contracts (2)	22	247	423	1,090	44	1,826
Equity market contracts	18,746	9,520	485	15	2,152	30,918
Credit contracts	-	52	-	-	-	52
Total derivative instruments
with notional amounts	$26,516	$30,772	$32,286	$16,070	$2,196	$107,840

(1)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 2047.
(2)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was September 2049.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	43	(165)	(202)
Foreign currency contracts	20	(10)	17
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	4	5	(190)
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-period	$27	$93	$157

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$5	$8
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Total cash flow hedges	31	24	14
Fair value hedges:
Interest rate contracts (1)	(23)	(28)	(30)
Interest rate contracts (2)	7	16	(198)
Total fair value hedges	(16)	(12)	(228)
Non-Qualifying Hedges
Interest rate contracts (2)	103	181	304
Foreign currency contracts (2)	-	(14)	(11)
Equity market contracts (2)	(1,427)	(1,253)	(118)
Equity market contracts (3)	28	12	1
Credit contracts (2)	1	(5)	(6)
Embedded derivatives:
Reinsurance related (2)	(141)	(57)	221
Indexed annuity and IUL contracts (2)	(400)	(120)	(57)
Total derivative instruments	$(1,821)	$(1,244)	$120

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Offset to net investment income	$22	16	14
Offset to realized gain (loss)	9	8	-

As of December 31, 2017,  $28 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2017 and 2016, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

As of December 31, 2017
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2022	(3)	(4)	BBB+	1	$1	$52
					1	$1	$52

As of December 31, 2016
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Single name credit default swaps	3/20/2017 (5)	(6)	(4)	BBB+	2	-	40
					2	$-	$40

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(5)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(6)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2017	2016
Maximum potential payout	$52	$40
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$52	$40

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2017, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2017, and December 31, 2016, our exposure was zero and $5 million, respectively.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2017		As of December 31, 2016
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$116	$(1)	$53	$(32)
A+	178	(453)	10	(217)
A	170	(48)	394	(335)
A-	237	-	67	-
BBB+	-	(4)	289	-
	$701	$(506)	$813	$(584)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2017
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,082	$965	$2,047
Gross amounts offset	(237)	-	(237)
Net amount of assets	845	965	1,810
Gross amounts not offset:
Cash collateral	(701)	-	(701)
Net amount	$144	$965	$1,109

Financial Liabilities
Gross amount of recognized liabilities	$1,037	$2,423	$3,460
Gross amounts offset	(261)	-	(261)
Net amount of liabilities	776	2,423	3,199
Gross amounts not offset:
Cash collateral	(506)	-	(506)
Net amount	$270	$2,423	$2,693

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Current	$118	$25	$71
Deferred	(1,405)	242	224
Federal income tax expense (benefit)	$(1,287)	$267	$295

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Tax rate times pre-tax income	$256	$504	$514
Effect of:
Tax-preferred investment income	(280)	(196)	(192)
Tax credits	(29)	(28)	(26)
Change in uncertain tax positions	(17)	(11)	1
Excess tax benefits from share-based
compensation	(8)	(4)	-
Goodwill impairment	316	-	-
Deferred tax impact from the Tax Cuts
and Jobs Act	(1,526)	-	-
Other items	1	2	(2)
Federal income tax expense (benefit)	$(1,287)	$267	$295
Effective tax rate	-176%	19%	20%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  The tax-preferred investment income relates primarily to the separate account dividends-received deduction.  The tax benefit associated with the separate account dividends-received deduction was $264  million,  $175 million and $188 million for the years ended December 31, 2017,  2016 and 2015.  Tax benefits for uncertain tax positions for the year ended December 31, 2017, were primarily attributable to the release of reserves for tax contingencies associated with a  prior tax year that closed during 2017.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the new 21% marginal corporate income tax rate and recognized $1.5 billion in tax benefit in 2017.  We continue to review and analyze the provisions of the Tax Act, including the actual and potential impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.  The impact of the Tax Act may differ from existing amounts due to, among other things, changes in interpretations and assumptions we have made and guidance that may be issued by regulatory authorities.  The

Securities and Exchange Commission has issued rules that allow for a one year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  While we do not anticipate any significant changes to the amounts recorded as of December 31, 2017, any adjustments to amounts recorded as a result of the Tax Act will be made during 2018.    We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2017	2016
Current	$206	$164
Deferred	(2,391)	(3,062)
Total federal income tax asset (liability)	$(2,185)	$(2,898)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2017	2016
Deferred Tax Assets
Future contract benefits and other contract holder funds	$580	$986
Reinsurance related embedded derivative asset	11	-
Compensation and benefit plans	123	187
Tax credits	76	85
Other	8	19
Total deferred tax assets	$798	$1,277
Deferred Tax Liabilities
DAC	$1,112	$2,038
VOBA	105	306
Net unrealized gain on AFS securities	1,579	1,596
Net unrealized gain on trading securities	39	65
Intangibles	9	20
Investment activity	118	125
Deferred gain on business sold through reinsurance	35	51
Reinsurance related embedded derivative asset	-	20
Other	192	118
Total deferred tax liabilities	$3,189	$4,339
Net deferred tax asset (liability)	$(2,391)	$(3,062)

As of December 31, 2017,  we had $73 million of alternative minimum tax credits that are not subject to expiration and $3 million of research and development credits that expire in 2036.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2017 and 2016,  $11 million and $1 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2017	2016
Balance as of beginning-of-year	$1	$10
Increases for prior year tax positions	9	-
Increases for current year tax positions	1	1
Decreases for expiring statutes	-	(10)
Balance as of end-of-year	$11	$1

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2017,  2016 and 2015, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero,  $(2) million and $1 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2017 and 2016.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2014 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$8,269	$8,620	$7,527
Business acquired (sold) through reinsurance	-	-	38
Deferrals	1,345	1,339	1,483
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(879)	(813)
Unlocking	61	(276)	(232)
Adjustment related to realized (gains) losses	(55)	(51)	(44)
Adjustment related to unrealized (gains) losses	(789)	(484)	661
Balance as of end-of-year	$7,909	$8,269	$8,620

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$874	$873	$628
Business acquired (sold) through reinsurance	-	-	(22)
Deferrals	7	3	8
Amortization:
Amortization, excluding unlocking	(105)	(105)	(128)
Unlocking	(48)	36	(82)
Accretion of interest (1)	52	52	56
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(280)	17	414
Balance as of end-of-year	$499	$874	$873

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2017, was as follows:

2018	$49
2019	51
2020	65
2021	65
2022	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$293	$301	$285
Deferrals	29	25	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(30)	(28)	(33)
Unlocking	(4)	(2)	2
Adjustment related to realized (gains) losses	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	1	(1)	19
Balance as of end-of-year	$287	$293	$301

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$1,855	$1,923	$1,365
Deferrals	753	628	537
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(383)	(345)	(299)
Unlocking	(3)	(63)	(66)
Adjustment related to realized (gains) losses	(18)	(11)	(8)
Adjustment related to unrealized (gains) losses	(775)	(277)	394
Balance as of end-of-year	$1,429	$1,855	$1,923

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2017	2016	2015
Direct insurance premiums and fee income	$10,103	$9,373	$9,354
Reinsurance assumed	101	105	83
Reinsurance ceded	(1,817)	(1,728)	(1,652)
Total insurance premiums and fee income	$8,387	$7,750	$7,785

Direct insurance benefits	$6,669	$6,112	$6,304
Reinsurance recoveries netted against benefits	(1,851)	(1,865)	(1,775)
Total benefits	$4,818	$4,247	$4,529

We and LLANY cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2017, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2017.  Approximately 35% and 36% of our total individual life in-force amount was reinsured as of December 31, 2017 and 2016, respectively.  Portions of our deferred annuity business have been reinsured on either a coinsurance or a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2017 and 2016, the reserves associated with these reinsurance arrangements totaled $541 million and $584 million, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $6.5  billion and $6.8 billion as of December 31, 2017 and 2016, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.9 billion and $2.2 billion as of December 31, 2017 and 2016, respectively.  Swiss Re has funded a trust, with a balance of $2.5 billion as of December 31, 2017, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2017, included $269 million and $46 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.1 billion as of December 31, 2017 and 2016.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $1.9 billion as of December 31, 2017.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets and amortized the gain over the period which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.  We amortized $15 million, after-tax, of deferred gain on business sold through reinsurance during 2017 and $48 million during 2016 and 2015, respectively.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	(905)	634
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$(905)	$1,368

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  As discussed in Note 2, our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2017		As of December 31, 2016
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$47	$100	$43
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$47	$105	$43

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2017, was as follows:

2018	$4
2019	4
2020	4
2021	4
2022	4
Thereafter	33

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2017 (1)	2016 (1)
Return of Net Deposits
Total account value	$96,941	$87,707
Net amount at risk (2)	81	824
Average attained age of contract holders	64 years	63 years

Minimum Return
Total account value	$108	$105
Net amount at risk (2)	18	22
Average attained age of contract holders	76 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,596	$24,605
Net amount at risk (2)	417	782
Average attained age of contract holders	70 years	69 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$110	$115	$89
Changes in reserves	8	34	52
Benefits paid	(18)	(39)	(26)
Balance as of end-of-year	$100	$110	$115

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2017	2016
Asset Type
Domestic equity	$59,647	$50,337
International equity	20,837	16,714
Fixed income	40,626	37,795
Total	$121,110	$104,846

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 32% and 36% of total life insurance in-force reserves as of December 31, 2017 and 2016, respectively.  UL and VUL products with secondary guarantees represented 27% of total sales for the year ended December 31, 2017, and 33% for the years ended December 31, 2016 and 2015.

12.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2017	2016
Short-Term Debt
Short-term debt (1)	$10	$280

Long-Term Debt, Excluding Current Portion
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	$-	$240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	573	533
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	-
4.20% surplus note, due 2037	50	-
LIBOR + 100 bps surplus note, due 2037	325	375
Total surplus notes	2,374	2,549
Total long-term debt	$2,374	$2,549

(1)	The short-term debt represents short-term notes payable to LNC.

During 2017, we recognized a $5 million loss on the early extinguishment of debt, pre-tax, related to unamortized issuance costs on our Consolidated Statements of Comprehensive Income (Loss).

Future principal payments due on long-term debt (in millions) as of December 31, 2017, were as follows:

2018	$-
2019	-
2020	-
2021	-
2022	-
Thereafter	2,374
Total	$2,374

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note called for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate (“LIBOR”) + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we had the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  On September 27, 2017, we executed the right to repay the surplus note in whole totaling $240 million to LNC using dividends from subsidiaries and other items.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2017, was $573 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  In fourth quarter of 2017, we executed the right to repay the surplus note in part totaling $50 million to LNC.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2017
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	Jun-2021	$2,500	$275
LOC facility (1)	Aug-2031	990	945
LOC facility (1)	Oct-2031	1,023	1,020
Total		$4,513	$2,240

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On June 30, 2016, we refinanced the existing credit agreement with a syndicate of banks.  This agreement (the “credit facility”) allows for the borrowing and issuance of LOCs of up to $2.5 billion, $1.75 billion of which is available only to reimburse the banks for drawn LOCs.  The credit facility is unsecured and has a commitment termination date of June 30, 2021.  The LOCs under the facility are used primarily to satisfy reserve credit requirements of (i) ourselves and LLANY for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting our ability to incur liens, merge or consolidate with another entity where we are not the surviving entity and dispose of all or substantially all of our assets;

•

Financial covenants including maintenance of a minimum consolidated net worth (as defined in the facility) equal to the sum of $10.5 billion plus 50% of the aggregate net proceeds of equity issuances received by us in accordance with the terms of the credit facility; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00; and

•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

13.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2017.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2017, we estimate the aggregate range of reasonably possible losses to be up to approximately $50  million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.    For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York(“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., filed in the U.S. District Court for the Southern District of New York, No. 1:17-cv-04843, is a civil action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs alleged that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs voluntarily dismissed this action without prejudice on November 14, 2017.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Tutor v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-04150, is a putative class action filed on September 18, 2017. Plaintiff owns a universal life insurance policy originally issued by former Jefferson-Pilot (now LNL).  Plaintiff alleges that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Trinchero, et al. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-00765, is a putative class action filed on February 22, 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2017, we extended the Radnor lease with a new term expiring in 2024.  Additionally, in 2017, we extended the Fort Wayne lease with a new term expiring in 2029.  In 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.  Furthermore, in 2016, we renegotiated the Hartford lease with a new term expiring in 2028.

Total rental expense on operating leases for the years ended December 31, 2017,  2016 and 2015, was $36 million, $37 million and $35 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2017, were as follows:

2018	$31
2019	31
2020	27
2021	24
2022	19
Thereafter	66
Total	$198

Capital Leases

In 2017 and 2016, we entered into sale-leaseback transactions on $62 million and $85 million, respectively, (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2017 and 2016, was $101 million and $92 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2017, were as follows:

2018	$7
2019	90
2020	52
2021	62
2022	63
Thereafter	28
Total minimum lease payments	302
Less: Amount representing interest	26
Present value of minimum lease payments	$276

Vulnerability from Concentrations

As of December 31, 2017, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 14%,  21% and 18% of Annuities’ variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented approximately 40%,  41% and 42% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%,  23% and 20% of variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented 47%,  47% and 48% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(10) million as of December 31, 2017 and 2016, respectively.

14.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,687	$934	$3,054
Unrealized holding gains (losses) arising during the year	2,872	1,549	(4,386)
Change in foreign currency exchange rate adjustment	134	(100)	(45)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(703)	(460)	1,293
Income tax benefit (expense)	(745)	(351)	1,095
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(40)	(155)	147
Associated amortization of DAC, VOBA, DSI and DFEL	(19)	(22)	(28)
Income tax benefit (expense)	21	62	(42)
Balance as of end-of-year	$3,283	$1,687	$934
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$22	$19	$19
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	-	(53)	(29)
Change in DAC, VOBA, DSI and DFEL	-	12	4
Income tax benefit (expense)	-	14	8
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	34	51	43
Change in DAC, VOBA, DSI and DFEL	(7)	(7)	(17)
Income tax benefit (expense)	(10)	(15)	(9)
Balance as of end-of-year	$39	$22	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Unrealized holding gains (losses) arising during the year	63	(175)	(185)
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	31	24	(184)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-year	$27	$93	$157
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(20)	$(19)	$(21)
Adjustment arising during the year	(4)	(2)	3
Income tax benefit (expense)	2	1	(1)
Balance as of end-of-year	$(22)	$(20)	$(19)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(40)	$(155)	$147	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(19)	(22)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(59)	(177)	119	operations before taxes
Income tax benefit (expense)	21	62	(42)	Federal income tax expense (benefit)
Reclassification, net of income tax	$(38)	$(115)	$77	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$5	$3	$2	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(1)	-	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	3	2	operations before taxes
Income tax benefit (expense)	(1)	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$3	$2	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$4	$5	$(190)	Net investment income
Interest rate contracts	-	1	-	Total realized gain (loss)
Foreign currency contracts	18	11	6	Net investment income
Foreign currency contracts	9	7	-	Total realized gain (loss)
Total gross reclassifications	31	24	(184)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(2)	2	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	29	22	(182)	operations before taxes
Income tax benefit (expense)	(10)	(8)	64	Federal income tax expense (benefit)
Reclassifications, net of income tax	$19	$14	$(118)	Net income (loss)

15.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Total realized gain (loss) related to certain investments (1)	$(71)	$(241)	$(83)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(155)	(66)	123
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(22)	(1)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(4)	14
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(174)	(166)	(161)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(34)
Realized gain (loss) on sale of subsidiaries/businesses (4)	-	-	(3)
Total realized gain (loss)	$(456)	$(510)	$(222)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 5.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)	See “Lincoln Financial Media Company” in Note 3.

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Commissions	$1,998	$1,927	$2,082
General and administrative expenses	1,715	1,623	1,683
Expenses associated with reserve financing and unrelated LOCs	57	40	32
DAC and VOBA deferrals and interest, net of amortization	(390)	(170)	(292)
Broker-dealer expenses	329	320	329
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	-	28
Taxes, licenses and fees	254	261	243
Total	$3,967	$4,005	$4,109

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2018.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $5 million,  $3 million and $3 million during 2017, 2016 and 2015, respectively.  In 2018, we expect to make benefit payments of approximately $11 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2017	2016	2017	2016

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$111	$117	$7	$7
Projected benefit obligation	119	117	12	11
Funded status	$(8)	$-	$(5)	$(4)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$2	$-	$-
Other liabilities	(8)	(2)	(5)	(4)
Net amount recognized	$(8)	$-	$(5)	$(4)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets	4.75%	5.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2017, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2017	2016

Fixed maturity securities:
Corporate bonds	$1	$21
U.S. government bonds	105	93
U.S. government mortgage-backed
securities	3	-
Cash and invested cash	2	2
Other investments	7	8
Total	$118	$124

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $7 million, $9 million and $30 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $85  million,  $83  million and $79  million, for the years ended December 31, 2017, 2016 and 2015, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.    Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $27  million, $22  million and $12 million for the years ended December 31, 2017, 2016 and 2015, respectively.    For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2017	2016
Total liabilities (1)	$517	$440
Investments dedicated to fund liabilities (2)	182	159

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to service-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) by award type for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Stock options	$9	$9	$7
Performance shares	12	10	11
SARs	2	3	-
RSUs	24	22	21
Total	$47	$44	$39

Recognized tax benefit	$16	$15	$14

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2017	2016
U.S. capital and surplus	$8,074	$8,017

	For the Years Ended December 31,
	2017	2016	2015
U.S. net gain (loss) from operations, after-tax	$1,312	$1,088	$583
U.S. net income (loss)	1,452	982	786
U.S. dividends to LNC holding company	954	950	1,121

Comparison of 2017 to 2016

Statutory net income (loss) increased due primarily to higher dividends from affiliates, higher realized gains on investments and increased other revenue, partially offset by unfavorable reserve strain on certain products.

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2017 and 2016.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2017.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2017.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”).

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2017	2016
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$54	$79
Conservative valuation rate on certain annuities	(50)	(49)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,965	2,855
LLC notes and variable value surplus notes	1,585	-
Excess of loss reinsurance treaties	185	-

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold.  We began phasing in the increase in reserves in 2013 at $90 million per year over five years.  As of December 31, 2017, we completed the phased in increase in reserves over five years, for a total of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2017, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.2 billion in 2018 without prior approval from the respective state commissioners.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$93,340	$93,340	$87,866	$87,866
VIEs’ fixed maturity securities	-	-	200	200
Equity securities	246	246	275	275
Trading securities	1,533	1,533	1,624	1,624
Mortgage loans on real estate	10,662	10,773	9,761	9,719
Derivative investments (1)	845	845	900	900
Other investments	2,006	2,006	2,034	2,034
Cash and invested cash	947	947	2,057	2,057
Reinsurance related embedded derivatives	-	-	58	58
Other assets:
GLB direct embedded derivatives	903	903	-	-
GLB ceded embedded derivatives	51	51	371	371
Indexed annuity ceded embedded derivatives	11	11	-	-
Separate account assets	144,219	144,219	128,397	128,397

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,418)	(1,418)	(1,139)	(1,139)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(592)	(592)	(629)	(629)
Account values of certain investment contracts	(32,332)	(36,161)	(31,475)	(35,647)
Short-term debt	(10)	(10)	(280)	(280)
Long-term debt	(2,374)	(2,677)	(2,549)	(2,739)
Reinsurance related embedded derivatives	(51)	(51)	-	-
Other liabilities:
Derivative liabilities (1)	(455)	(455)	(738)	(738)
GLB direct embedded derivatives	-	-	(371)	(371)
GLB ceded embedded derivatives	(954)	(954)	-	-

Benefit Plans’ Assets (2)	118	118	124	124

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2017 and 2016, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 or 2016, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$75,810	$5,350	$81,160
ABS	-	927	26	953
U.S. government bonds	522	6	5	533
Foreign government bonds	-	336	110	446
RMBS	-	3,246	12	3,258
CMBS	-	593	6	599
CLOs	-	717	91	808
State and municipal bonds	-	4,959	-	4,959
Hybrid and redeemable preferred securities	70	478	76	624
Equity AFS securities	28	57	161	246
Trading securities	73	1,411	49	1,533
Derivative investments (1)	-	740	603	1,343
Cash and invested cash	-	947	-	947
Other assets:
GLB direct embedded derivatives	-	-	903	903
GLB ceded embedded derivatives	-	-	51	51
Indexed annuity ceded embedded derivatives	-	-	11	11
Separate account assets	814	143,405	-	144,219
Total assets	$1,507	$233,632	$7,454	$242,593

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,418)	$(1,418)
Reinsurance related embedded derivatives	-	(51)	-	(51)
Other liabilities:
Derivative liabilities (1)	-	(380)	(573)	(953)
GLB ceded embedded derivatives	-	-	(954)	(954)
Total liabilities	$-	$(431)	$(2,945)	$(3,376)

Benefit Plans’ Assets	$-	$118	$-	$118

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs’ fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets – GLB ceded embedded derivatives	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB direct embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans’ Assets	$-	$124	$-	$124

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
ABS	33	-	-	-	(7)	26
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
CLOs	68	-	-	124	(101)	91
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (4)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (4)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets – GLB ceded embedded derivatives (4)	952	(581)	-	-	-	371
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,100)	(120)	-	81	-	(1,139)
VIEs’ liabilities – derivative instruments (5)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (5)	(9)	(6)	-	15	-	-
GLB direct embedded derivatives (4)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – GLB ceded embedded derivatives (4)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (5)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (5)	(3)	(6)	-	-	-	(9)
GLB direct embedded derivatives (4)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
CLOs	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities – credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Derivative investments	$(266)	$(432)	$(102)
Embedded derivatives:
Indexed annuity and IUL contracts	(14)	(16)	(84)
Other assets – GLB ceded	1,904	1,122	(244)
Other liabilities – GLB direct	(1,904)	(1,122)	244
VIEs’ liabilities – derivative instruments	-	4	9
Credit default swaps	-	-	(6)
Total, net (1)	$(280)	$(444)	$(183)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
ABS	14	(21)	(7)
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
CLOs	30	(131)	(101)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred
securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2017, 2016 and 2015, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2017:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,395	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	21.0%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Foreign government bonds	78	Discounted cash flow	Liquidity/duration adjustment (1)	1.7%	-	3.4%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	1.8%
Equity AFS securities	22	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	4.9%
Other assets:
GLB direct and ceded
embedded derivatives	954	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

Indexed annuity ceded
embedded derivatives	11	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(1,418)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(954)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; and strategic digitization expense.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Operating revenues:
Annuities	$4,034	$3,710	$3,815
Retirement Plan Services	1,152	1,092	1,090
Life Insurance	6,128	5,798	5,484
Group Protection	2,200	2,129	2,356
Other Operations	263	301	335
Excluded realized gain (loss), pre-tax	(630)	(690)	(400)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	1	3	3
Total revenues	$13,148	$12,343	$12,683

	For the Years Ended December 31,
	2017	2016	2015
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,072	$971	$1,032
Retirement Plan Services	142	121	134
Life Insurance	522	464	296
Group Protection	103	65	42
Other Operations	(30)	-	(73)
Excluded realized gain (loss), after-tax	(409)	(450)	(260)
Gain (loss) on early extinguishment of debt, after-tax	(3)	-	-
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	2	2
Net impact from the Tax Cuts and Jobs Act	1,526	-	-
Impairment of intangibles, after-tax	(905)	-	-
Net income (loss)	$2,018	$1,173	$1,173

	For the Years Ended December 31,
	2017	2016	2015
Net Investment Income
Annuities	$982	$983	$977
Retirement Plan Services	893	855	842
Life Insurance	2,496	2,403	2,390
Group Protection	167	176	183
Other Operations	222	214	219
Total net investment income	$4,760	$4,631	$4,611

	For the Years Ended December 31,
	2017	2016	2015
Amortization of DAC and VOBA, Net of Interest
Annuities	$402	$310	$284
Retirement Plan Services	26	27	29
Life Insurance	455	709	806
Group Protection	79	126	80
Total amortization of DAC and VOBA, net of interest	$962	$1,172	$1,199

	For the Years Ended December 31,
	2017	2016	2015
Federal Income Tax Expense (Benefit)
Annuities	$198	$261	$281
Retirement Plan Services	50	43	46
Life Insurance	236	210	118
Group Protection	55	35	23
Other Operations	(78)	(42)	(33)
Excluded realized gain (loss)	(220)	(241)	(141)
Gain (loss) on early extinguishment of debt	(2)	-	-
Reserve changes (net of related amortization)
on business sold through reinsurance	-	1	1
Net impact from the Tax Cuts and Jobs Act	(1,526)	-	-
Total federal income tax expense (benefit)	$(1,287)	$267	$295

	As of December 31,
	2017	2016
Assets
Annuities	$144,035	$132,956
Retirement Plan Services	37,077	34,346
Life Insurance	81,565	75,868
Group Protection	4,033	4,007
Other Operations	15,162	14,874
Total assets	$281,872	$262,051

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Interest paid	$123	$91	$106
Income taxes paid (received)	215	121	125
Significant non-cash investing and financing transactions:
Acquisition of note receivable from affiliate	74	42	54
Other assets received in our financing transaction	-	-	252
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	109	124	123
Carrying value of liability	(109)	(124)	(123)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31, (1)
2017
Total revenues	$3,229	$3,237	$3,269	$3,413
Total expenses	2,881	2,840	2,809	3,887
Net income (loss)	349	321	385	963

2016
Total revenues	$2,885	$2,930	$3,181	$3,347
Total expenses	2,781	2,677	2,739	2,706
Net income (loss)	125	219	359	470

(1)Fourth quarter 2017 results include a goodwill impairment charge and the impacts of remeasuring our existing deferred tax balances for the impact of the Tax Act as disclosed elsewhere herein.

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2017	2016
Assets with affiliates:
Accrued inter-company interest receivable	$8	$8	Accrued investment income
Bonds	1,444	1,611	Fixed maturity AFS securities
Limited partnerships	(66)	-	Other investments
Ceded reinsurance contracts	(188)	(191)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,152	2,148	Reinsurance recoverables
Ceded reinsurance contracts	8	112	Reinsurance related embedded derivatives
Ceded reinsurance contracts	39	207	Other assets
Cash management agreement	441	164	Other assets
Service agreement receivable	15	27	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	29	26	Other liabilities
Assumed reinsurance contracts	32	31	Future contract benefits
Assumed reinsurance contracts	400	403	Other contract holder funds
Service agreement payable	8	34	Other liabilities
Ceded reinsurance contracts	(47)	(47)	Other contract holder funds
Ceded reinsurance contracts	2,587	2,851	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	(166)	(171)	Deferred gain on business sold
			through reinsurance
Ceded reinsurance contracts	984	84	Other liabilities
Inter-company short-term debt	10	280	Short-term debt
Inter-company long-term debt	2,374	2,549	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2017	2016	2015
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(393)	$(389)	$(411)	Insurance premiums
reinsurance contracts
Net investment income on inter-company notes	42	38	31	Net investment income
Fees for management of general account	(100)	(117)	(109)	Net investment income
Net investment income on ceded funds withheld treaties	(84)	(69)	(62)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(1,055)	(516)	664	Realized gain (loss)
Reinsurance related settlements	951	488	(881)	Realized gain (loss)
Other gains (losses)	(150)	(93)	157	Realized gain (loss)
Amortization of deferred gain on reinsurance contracts	(5)	(5)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(299)	(424)	(478)	Benefits
Ceded reinsurance contracts	(12)	(14)	(15)	Commissions and other
				expenses
Service agreement payments	3	76	42	Commissions and other
				expenses
Interest expense on inter-company debt	120	111	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	67	61	59	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2017.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $610 million and $320 million as of December 31, 2017 and 2016, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

On January 19, 2018, LNL and, for the limited purposes set forth therein, LNC, entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Liberty Mutual Insurance Company (“LMIC”), Liberty Mutual Fire Insurance Company (collectively with LMIC, “Sellers”), for the limited purposes set forth therein, Liberty Mutual Group Inc. (“Liberty”), Protective Life Insurance Company (“Reinsurer”), and for the limited purposes set forth therein, Protective Life Corporation, to acquire all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty Life”), which currently operates Liberty’s Group Benefits Business (the “Liberty Group Business”) and Individual Life and Annuity Business (the “Liberty Life Business”), for cash consideration of approximately $3.3 billion (the “Liberty Transaction”).

The consideration includes approximately $1.4 billion total net investment for the Liberty Group Business, including a purchase price of $1.0 billion and $425 million in required capital.  The remaining components of the payment to Sellers include $410 million of individual life and annuity value paid by Reinsurer, $1.2 billion associated with excess capital in Liberty Life and $211 million of tax items.

Additionally, pursuant to the Master Transaction Agreement, Liberty Life and Reinsurer agreed to enter into a reinsurance agreement (the “Reinsurance Agreement”) and related ancillary documents at the closing of the Liberty Transaction.  On the terms and subject to the conditions of the Reinsurance Agreement, Liberty Life will cede to Reinsurer, effective as of the closing of the Liberty Transaction, the insurance policies relating to the Liberty Life Business.  The aggregate statutory reserves of Liberty Life to be ceded to Reinsurer as of the closing of the Liberty Transaction are expected to be approximately $13 billion.  To support its obligations under the Reinsurance Agreement, Reinsurer will establish a trust account for the benefit of LNL.

The Liberty Transaction is subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals and the execution of the Reinsurance Agreement and related ancillary documents.  LNL expects the Liberty Transaction to be completed in the second quarter of 2018, pending regulatory approvals and other customary closing conditions.  We have requested regulatory approval for the Liberty Transaction and expect to receive such approval in due course.

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$8,590,504	$4,518	$8,595,022	$—	$386	$8,594,636
AB VPS Growth and Income Portfolio - Class A	20,801,305	—	20,801,305	19,898	661	20,780,746
AB VPS International Value Portfolio - Class A	10,339,176	885	10,340,061	—	262	10,339,799
AB VPS Large Cap Growth Portfolio - Class A	2,934,644	—	2,934,644	28,638	113	2,905,893
AB VPS Small/Mid Cap Value Portfolio - Class A	44,072,785	32,462	44,105,247	—	1,962	44,103,285
American Century VP Balanced Fund - Class I	6,459,026	—	6,459,026	—	445	6,458,581
American Century VP Inflation Protection Fund - Class I	12,431,721	—	12,431,721	24,940	356	12,406,425
American Funds Global Growth Fund - Class 2	86,458,746	78,050	86,536,796	—	4,155	86,532,641
American Funds Global Small Capitalization Fund - Class 2	77,030,911	154,492	77,185,403	—	3,663	77,181,740
American Funds Growth Fund - Class 2	281,101,380	450,375	281,551,755	—	12,535	281,539,220
American Funds Growth-Income Fund - Class 2	288,705,705	33,373	288,739,078	—	13,520	288,725,558
American Funds International Fund - Class 2	171,909,545	408,303	172,317,848	—	7,760	172,310,088
BlackRock Global Allocation V.I. Fund - Class I	192,943,935	12,592	192,956,527	—	10,622	192,945,905
ClearBridge Variable Mid Cap Portfolio - Class I	12,848,447	2,634	12,851,081	—	811	12,850,270
Delaware VIP® Diversified Income Series - Standard Class	65,196,247	24,542	65,220,789	—	2,823	65,217,966
Delaware VIP® Emerging Markets Series - Standard Class	73,188,014	876,622	74,064,636	—	3,170	74,061,466
Delaware VIP® High Yield Series - Standard Class	19,772,116	5,815	19,777,931	—	665	19,777,266
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	48,448,005	1,908	48,449,913	—	2,259	48,447,654
Delaware VIP® REIT Series - Standard Class	54,426,294	69,415	54,495,709	—	2,382	54,493,327
Delaware VIP® Small Cap Value Series - Standard Class	73,441,025	154,581	73,595,606	—	3,259	73,592,347
Delaware VIP® Smid Cap Core Series - Standard Class	56,702,769	—	56,702,769	9,506	2,725	56,690,538
Delaware VIP® U.S. Growth Series - Standard Class	29,024,147	—	29,024,147	19,911	1,198	29,003,038
Delaware VIP® Value Series - Standard Class	61,726,147	—	61,726,147	125,546	2,873	61,597,728
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	14,473,230	16	14,473,246	—	736	14,472,510
Deutsche Equity 500 Index VIP Portfolio - Class A	46,636,547	6,794	46,643,341	—	1,754	46,641,587
Deutsche Small Cap Index VIP Portfolio - Class A	11,672,932	630	11,673,562	—	440	11,673,122
Fidelity® VIP Asset Manager Portfolio - Initial Class	623,142	—	623,142	—	28	623,114
Fidelity® VIP Contrafund® Portfolio - Service Class	178,512,814	100,512	178,613,326	—	8,359	178,604,967
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,072,716	—	2,072,716	20	94	2,072,602
Fidelity® VIP Equity-Income Portfolio - Service Class	6,367,991	258	6,368,249	—	240	6,368,009
Fidelity® VIP Growth Opportunities Portfolio - Service Class	3,373,373	—	3,373,373	2,327	125	3,370,921
Fidelity® VIP Growth Portfolio - Service Class	36,011,523	30,958	36,042,481	—	1,920	36,040,561
Fidelity® VIP High Income Portfolio - Service Class	1,718,205	—	1,718,205	53	75	1,718,077
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,074,545	—	1,074,545	19	49	1,074,477
Fidelity® VIP Mid Cap Portfolio - Service Class	77,556,042	11,230	77,567,272	—	3,806	77,563,466

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Fidelity® VIP Overseas Portfolio - Service Class	$7,060,048	$524	$7,060,572	$—	$228	$7,060,344
Franklin Income VIP Fund - Class 1	78,555,604	—	78,555,604	862	4,095	78,550,647
Franklin Mutual Shares VIP Fund - Class 1	49,774,982	46,591	49,821,573	—	1,992	49,819,581
Franklin Small-Mid Cap Growth VIP Fund - Class 1	14,625,452	3,201	14,628,653	—	474	14,628,179
Invesco V.I. American Franchise Fund - Series I Shares	11,715,611	448	11,716,059	—	490	11,715,569
Invesco V.I. Core Equity Fund - Series I Shares	14,837,759	173	14,837,932	—	617	14,837,315
Invesco V.I. Core Plus Bond Fund - Series I Shares	628,118	—	628,118	3	28	628,087
Invesco V.I. International Growth Fund - Series I Shares	23,359,125	52,019	23,411,144	—	1,300	23,409,844
Janus Henderson Balanced Portfolio - Institutional Shares	9,258,185	797	9,258,982	—	413	9,258,569
Janus Henderson Balanced Portfolio - Service Shares	8,675,824	400	8,676,224	—	332	8,675,892
Janus Henderson Enterprise Portfolio - Service Shares	5,276,783	—	5,276,783	14	202	5,276,567
Janus Henderson Global Research Portfolio - Institutional Shares	9,254,202	—	9,254,202	1,063	364	9,252,775
Janus Henderson Global Research Portfolio - Service Shares	2,089,258	—	2,089,258	—	86	2,089,172
Janus Henderson Global Technology Portfolio - Service Shares	2,622,879	—	2,622,879	—	112	2,622,767
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	6,646,742	11,439	6,658,181	—	367	6,657,814
LVIP Baron Growth Opportunities Fund - Service Class	33,570,339	161,509	33,731,848	—	1,581	33,730,267
LVIP Baron Growth Opportunities Fund - Standard Class	1,267,040	—	1,267,040	—	48	1,266,992
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	41,652,866	218	41,653,084	—	2,551	41,650,533
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	7,921,363	—	7,921,363	—	574	7,920,789
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	27,289,888	—	27,289,888	3,251	1,429	27,285,208
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2,525,074	32,222	2,557,296	—	170	2,557,126
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	8,460,846	3,858	8,464,704	—	355	8,464,349
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	8,396,424	22	8,396,446	—	443	8,396,003
LVIP Clarion Global Real Estate Fund - Standard Class	23,073,640	469	23,074,109	—	1,067	23,073,042
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	1,148,412	—	1,148,412	—	76	1,148,336
LVIP Delaware Bond Fund - Standard Class	143,151,680	2,483	143,154,163	—	6,186	143,147,977
LVIP Delaware Diversified Floating Rate Fund - Standard Class	22,294,464	1,753	22,296,217	—	1,148	22,295,069
LVIP Delaware Social Awareness Fund - Standard Class	6,931,662	167	6,931,829	—	284	6,931,545
LVIP Delaware Special Opportunities Fund - Standard Class	13,108,805	89,347	13,198,152	—	627	13,197,525
LVIP Delaware Wealth Builder Fund - Standard Class	3,055,952	—	3,055,952	—	102	3,055,850

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Dimensional International Core Equity Fund - Standard Class	$11,800,622	$6,603	$11,807,225	$—	$685	$11,806,540
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	12,128,543	—	12,128,543	—	565	12,127,978
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	15,015,700	5,033	15,020,733	—	770	15,019,963
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	15,343,625	13,331	15,356,956	—	921	15,356,035
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	14,123,713	—	14,123,713	—	655	14,123,058
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	57,556,736	10,621	57,567,357	—	3,089	57,564,268
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	8,157,292	—	8,157,292	—	349	8,156,943
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	40,000,127	300	40,000,427	—	2,056	39,998,371
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	121,913,262	37,141	121,950,403	—	5,245	121,945,158
LVIP Global Income Fund - Standard Class	12,623,951	—	12,623,951	406	556	12,622,989
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	106,753,373	11,003	106,764,376	—	4,715	106,759,661
LVIP Government Money Market Fund - Standard Class	97,186,169	4,678,745	101,864,914	—	5,036	101,859,878
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	1,643,755	—	1,643,755	—	109	1,643,646
LVIP JPMorgan High Yield Fund - Standard Class	44,767,883	5,787	44,773,670	—	2,305	44,771,365
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	14,851,991	41	14,852,032	—	781	14,851,251
LVIP Managed Risk Profile 2010 Fund - Standard Class	232,438	185	232,623	—	6	232,617
LVIP Managed Risk Profile 2020 Fund - Standard Class	991,062	—	991,062	—	36	991,026
LVIP Managed Risk Profile 2030 Fund - Standard Class	2,233,648	—	2,233,648	—	66	2,233,582
LVIP Managed Risk Profile 2040 Fund - Standard Class	3,893,487	—	3,893,487	—	115	3,893,372
LVIP MFS International Growth Fund - Standard Class	33,030,021	36,901	33,066,922	—	1,576	33,065,346
LVIP MFS Value Fund - Standard Class	96,876,878	497,675	97,374,553	—	4,682	97,369,871
LVIP Mondrian International Value Fund - Standard Class	38,688,062	64,265	38,752,327	—	1,766	38,750,561
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	449,644	—	449,644	—	29	449,615
LVIP SSGA Bond Index Fund - Standard Class	35,458,226	492,914	35,951,140	—	2,153	35,948,987
LVIP SSGA Conservative Index Allocation Fund - Standard Class	18,715,313	461,239	19,176,552	—	1,163	19,175,389
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	12,329,904	3,149	12,333,053	—	686	12,332,367
LVIP SSGA Developed International 150 Fund - Standard Class	19,277,001	396	19,277,397	—	1,129	19,276,268
LVIP SSGA Emerging Markets 100 Fund - Standard Class	31,055,583	59,025	31,114,608	—	1,516	31,113,092
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	23,637,492	178	23,637,670	—	980	23,636,690
LVIP SSGA International Index Fund - Standard Class	37,624,668	4,819	37,629,487	—	2,213	37,627,274

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA International Managed Volatility Fund - Standard Class	$10,575,289	$—	$10,575,289	$—	$585	$10,574,704
LVIP SSGA Large Cap 100 Fund - Standard Class	28,686,831	30,547	28,717,378	—	1,598	28,715,780
LVIP SSGA Moderate Index Allocation Fund - Standard Class	74,762,172	132,144	74,894,316	—	4,682	74,889,634
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	63,311,846	2,292	63,314,138	—	3,885	63,310,253
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	97,722,006	48,037	97,770,043	—	5,890	97,764,153
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	53,866,713	3,971	53,870,684	—	2,874	53,867,810
LVIP SSGA S&P 500 Index Fund - Standard Class	345,751,932	704,749	346,456,681	—	21,174	346,435,507
LVIP SSGA Small-Cap Index Fund - Standard Class	50,183,338	10,086	50,193,424	—	2,883	50,190,541
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	34,117,235	30,742	34,147,977	—	2,056	34,145,921
LVIP T. Rowe Price Growth Stock Fund - Standard Class	54,879,399	73,785	54,953,184	—	3,037	54,950,147
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	30,323,458	3,612	30,327,070	—	1,646	30,325,424
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,968,812	2,891	3,971,703	—	281	3,971,422
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	79,521,890	436,337	79,958,227	—	4,744	79,953,483
LVIP Vanguard International Equity ETF Fund - Standard Class	58,614,406	—	58,614,406	14,136	3,399	58,596,871
LVIP Wellington Capital Growth Fund - Standard Class	22,303,572	34,448	22,338,020	—	1,054	22,336,966
LVIP Wellington Mid-Cap Value Fund - Standard Class	20,561,066	1,425	20,562,491	—	1,067	20,561,424
M Capital Appreciation Fund	1,517,248	—	1,517,248	—	43	1,517,205
M International Equity Fund	1,873,803	—	1,873,803	—	41	1,873,762
M Large Cap Growth Fund	2,927,139	—	2,927,139	—	84	2,927,055
M Large Cap Value Fund	2,232,808	—	2,232,808	—	53	2,232,755
MFS® VIT Growth Series - Initial Class	41,727,592	61,352	41,788,944	—	2,000	41,786,944
MFS® VIT Total Return Series - Initial Class	39,868,655	1,589	39,870,244	—	1,801	39,868,443
MFS® VIT Utilities Series - Initial Class	39,242,709	3,655	39,246,364	—	1,706	39,244,658
MFS® VIT II Core Equity Portfolio - Initial Class	1,026,492	—	1,026,492	—	35	1,026,457
Neuberger Berman AMT Large Cap Value Portfolio - I Class	1,660,579	—	1,660,579	65,668	74	1,594,837
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	18,880,938	2,547	18,883,485	—	687	18,882,798
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	6,316,456	2,579	6,319,035	—	205	6,318,830
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	23,369,254	—	23,369,254	3,246	1,042	23,364,966
Putnam VT Equity Income Fund - Class IB	1,697,339	—	1,697,339	—	69	1,697,270
Putnam VT Global Health Care Fund - Class IB	1,881,388	—	1,881,388	—	79	1,881,309
Templeton Foreign VIP Fund - Class 1	1,347,350	—	1,347,350	10	61	1,347,279
Templeton Foreign VIP Fund - Class 2	3,551,519	—	3,551,519	5	162	3,551,352
Templeton Global Bond VIP Fund - Class 1	35,904,342	20,934	35,925,276	—	1,917	35,923,359
Templeton Growth VIP Fund - Class 1	8,423,677	27,561	8,451,238	—	286	8,450,952
Templeton Growth VIP Fund - Class 2	1,257,725	—	1,257,725	—	48	1,257,677

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$33,427	$(37,948)	$(4,521)	$277,268
AB VPS Growth and Income Portfolio - Class A	282,800	(78,128)	204,672	853,435
AB VPS International Value Portfolio - Class A	215,165	(33,662)	181,503	(11,741)
AB VPS Large Cap Growth Portfolio - Class A	—	(12,976)	(12,976)	107,479
AB VPS Small/Mid Cap Value Portfolio - Class A	180,612	(204,951)	(24,339)	374,423
American Century VP Balanced Fund - Class I	64,012	(29,608)	34,404	5,218
American Century VP Inflation Protection Fund - Class I	354,482	(45,770)	308,712	(123,030)
American Funds Global Growth Fund - Class 2	516,477	(419,830)	96,647	1,193,881
American Funds Global Small Capitalization Fund - Class 2	291,883	(388,107)	(96,224)	248,351
American Funds Growth Fund - Class 2	1,288,430	(1,302,344)	(13,914)	3,909,436
American Funds Growth-Income Fund - Class 2	3,703,485	(1,372,891)	2,330,594	2,594,782
American Funds International Fund - Class 2	1,967,702	(820,511)	1,147,191	1,215,100
BlackRock Global Allocation V.I. Fund - Class I	2,420,866	(1,151,229)	1,269,637	165,261
ClearBridge Variable Mid Cap Portfolio - Class I	53,080	(73,087)	(20,007)	60,109
Delaware VIP® Diversified Income Series - Standard Class	1,481,353	(301,382)	1,179,971	(114,777)
Delaware VIP® Emerging Markets Series - Standard Class	364,310	(334,890)	29,420	2,099,050
Delaware VIP® High Yield Series - Standard Class	1,158,340	(84,274)	1,074,066	(255,608)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	903,185	(245,276)	657,909	(11,289)
Delaware VIP® REIT Series - Standard Class	783,843	(266,496)	517,347	672,580
Delaware VIP® Small Cap Value Series - Standard Class	558,695	(355,995)	202,700	1,881,210
Delaware VIP® Smid Cap Core Series - Standard Class	147,505	(288,287)	(140,782)	561,444
Delaware VIP® U.S. Growth Series - Standard Class	—	(135,853)	(135,853)	(203,633)
Delaware VIP® Value Series - Standard Class	950,073	(317,186)	632,887	1,309,647
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	335,038	(86,454)	248,584	(52,789)
Deutsche Equity 500 Index VIP Portfolio - Class A	771,262	(202,831)	568,431	1,276,701
Deutsche Small Cap Index VIP Portfolio - Class A	106,123	(51,269)	54,854	279,442
Fidelity® VIP Asset Manager Portfolio - Initial Class	11,304	(3,302)	8,002	(513)
Fidelity® VIP Contrafund® Portfolio - Service Class	1,471,031	(883,179)	587,852	3,294,510
Fidelity® VIP Equity-Income Portfolio - Initial Class	34,529	(11,186)	23,343	32,098
Fidelity® VIP Equity-Income Portfolio - Service Class	99,376	(28,514)	70,862	33,108
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,127	(13,534)	(7,407)	124,085
Fidelity® VIP Growth Portfolio - Service Class	36,232	(191,998)	(155,766)	764,496
Fidelity® VIP High Income Portfolio - Service Class	89,003	(8,866)	80,137	(1,463)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	25,641	(5,851)	19,790	(921)
Fidelity® VIP Mid Cap Portfolio - Service Class	429,632	(386,736)	42,896	723,156
Fidelity® VIP Overseas Portfolio - Service Class	87,058	(26,561)	60,497	168,715
Franklin Income VIP Fund - Class 1	2,887,792	(430,444)	2,457,348	232,847
Franklin Mutual Shares VIP Fund - Class 1	1,132,606	(214,520)	918,086	369,168
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(55,463)	(55,463)	(196,175)
Invesco V.I. American Franchise Fund - Series I Shares	9,182	(59,123)	(49,941)	572,263
Invesco V.I. Core Equity Fund - Series I Shares	149,850	(73,816)	76,034	335,440
Invesco V.I. Core Plus Bond Fund - Series I Shares	20,813	(3,359)	17,454	1,586
Invesco V.I. International Growth Fund - Series I Shares	309,242	(138,004)	171,238	369,658
Janus Henderson Balanced Portfolio - Institutional Shares	140,908	(48,440)	92,468	212,619
Janus Henderson Balanced Portfolio - Service Shares	112,300	(37,753)	74,547	103,384
Janus Henderson Enterprise Portfolio - Service Shares	6,820	(21,515)	(14,695)	105,110
Janus Henderson Global Research Portfolio - Institutional Shares	72,441	(42,604)	29,837	429,784
Janus Henderson Global Research Portfolio - Service Shares	13,537	(10,130)	3,407	110,897
Janus Henderson Global Technology Portfolio - Service Shares	—	(11,464)	(11,464)	88,749
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	89,729	(34,063)	55,666	19,185
LVIP Baron Growth Opportunities Fund - Service Class	—	(168,650)	(168,650)	744,423
LVIP Baron Growth Opportunities Fund - Standard Class	—	(5,842)	(5,842)	38,068
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	731,754	(289,250)	442,504	641,703
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	111,086	(28,635)	82,451	5,469
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	414,143	(149,623)	264,520	(42,758)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	32,182	(13,550)	18,632	3,519

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$—	$277,268	$1,769,863	$2,042,610
AB VPS Growth and Income Portfolio - Class A	1,673,682	2,527,117	605,374	3,337,163
AB VPS International Value Portfolio - Class A	—	(11,741)	1,965,945	2,135,707
AB VPS Large Cap Growth Portfolio - Class A	152,134	259,613	485,605	732,242
AB VPS Small/Mid Cap Value Portfolio - Class A	1,942,430	2,316,853	2,580,662	4,873,176
American Century VP Balanced Fund - Class I	188,070	193,288	226,281	453,973
American Century VP Inflation Protection Fund - Class I	—	(123,030)	248,213	433,895
American Funds Global Growth Fund - Class 2	2,152,175	3,346,056	15,380,104	18,822,807
American Funds Global Small Capitalization Fund - Class 2	—	248,351	14,869,021	15,021,148
American Funds Growth Fund - Class 2	23,070,973	26,980,409	31,679,429	58,645,924
American Funds Growth-Income Fund - Class 2	15,728,785	18,323,567	28,092,809	48,746,970
American Funds International Fund - Class 2	1,718,560	2,933,660	35,773,123	39,853,974
BlackRock Global Allocation V.I. Fund - Class I	1,906,247	2,071,508	17,730,128	21,071,273
ClearBridge Variable Mid Cap Portfolio - Class I	695,719	755,828	360,063	1,095,884
Delaware VIP® Diversified Income Series - Standard Class	—	(114,777)	1,528,991	2,594,185
Delaware VIP® Emerging Markets Series - Standard Class	—	2,099,050	18,511,714	20,640,184
Delaware VIP® High Yield Series - Standard Class	—	(255,608)	544,025	1,362,483
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	(11,289)	15,469	662,089
Delaware VIP® REIT Series - Standard Class	6,665,878	7,338,458	(7,270,430)	585,375
Delaware VIP® Small Cap Value Series - Standard Class	2,247,659	4,128,869	3,226,071	7,557,640
Delaware VIP® Smid Cap Core Series - Standard Class	3,180,266	3,741,710	4,807,100	8,408,028
Delaware VIP® U.S. Growth Series - Standard Class	269,118	65,485	6,569,954	6,499,586
Delaware VIP® Value Series - Standard Class	1,909,423	3,219,070	3,329,236	7,181,193
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	—	(52,789)	739,144	934,939
Deutsche Equity 500 Index VIP Portfolio - Class A	2,166,623	3,443,324	4,378,850	8,390,605
Deutsche Small Cap Index VIP Portfolio - Class A	410,924	690,366	708,789	1,454,009
Fidelity® VIP Asset Manager Portfolio - Initial Class	66,451	65,938	1,667	75,607
Fidelity® VIP Contrafund® Portfolio - Service Class	8,082,339	11,376,849	17,625,917	29,590,618
Fidelity® VIP Equity-Income Portfolio - Initial Class	42,433	74,531	138,824	236,698
Fidelity® VIP Equity-Income Portfolio - Service Class	129,651	162,759	495,266	728,887
Fidelity® VIP Growth Opportunities Portfolio - Service Class	396,010	520,095	366,783	879,471
Fidelity® VIP Growth Portfolio - Service Class	2,077,028	2,841,524	5,724,267	8,410,025
Fidelity® VIP High Income Portfolio - Service Class	—	(1,463)	26,253	104,927
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	4,719	3,798	14,436	38,024
Fidelity® VIP Mid Cap Portfolio - Service Class	2,814,382	3,537,538	8,531,177	12,111,611
Fidelity® VIP Overseas Portfolio - Service Class	6,131	174,846	1,416,103	1,651,446
Franklin Income VIP Fund - Class 1	—	232,847	3,414,384	6,104,579
Franklin Mutual Shares VIP Fund - Class 1	1,854,076	2,223,244	323,789	3,465,119
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,223,465	1,027,290	1,625,320	2,597,147
Invesco V.I. American Franchise Fund - Series I Shares	895,592	1,467,855	1,261,895	2,679,809
Invesco V.I. Core Equity Fund - Series I Shares	750,599	1,086,039	567,978	1,730,051
Invesco V.I. Core Plus Bond Fund - Series I Shares	—	1,586	14,942	33,982
Invesco V.I. International Growth Fund - Series I Shares	—	369,658	3,419,017	3,959,913
Janus Henderson Balanced Portfolio - Institutional Shares	17,791	230,410	1,137,860	1,460,738
Janus Henderson Balanced Portfolio - Service Shares	15,470	118,854	1,104,332	1,297,733
Janus Henderson Enterprise Portfolio - Service Shares	311,761	416,871	680,555	1,082,731
Janus Henderson Global Research Portfolio - Institutional Shares	—	429,784	1,599,486	2,059,107
Janus Henderson Global Research Portfolio - Service Shares	—	110,897	351,085	465,389
Janus Henderson Global Technology Portfolio - Service Shares	137,955	226,704	553,413	768,653
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	235,846	255,031	428,464	739,161
LVIP Baron Growth Opportunities Fund - Service Class	1,216,721	1,961,144	5,026,739	6,819,233
LVIP Baron Growth Opportunities Fund - Standard Class	47,402	85,470	218,082	297,710
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	641,703	4,608,711	5,692,918
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	6,847	12,316	303,339	398,106
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(42,758)	153,516	375,278
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	38	3,557	164,676	186,865

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	$51,148	$(41,650)	$9,498	$459,699
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(49,918)	(49,918)	102,400
LVIP Clarion Global Real Estate Fund - Standard Class	944,012	(115,678)	828,334	310,593
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	11,235	(8,355)	2,880	3,818
LVIP Delaware Bond Fund - Standard Class	4,010,526	(693,577)	3,316,949	(88,202)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	229,153	(122,032)	107,121	12,416
LVIP Delaware Social Awareness Fund - Standard Class	85,316	(32,590)	52,726	(16,086)
LVIP Delaware Special Opportunities Fund - Standard Class	161,252	(64,154)	97,098	117,479
LVIP Delaware Wealth Builder Fund - Standard Class	68,087	(12,925)	55,162	55,018
LVIP Dimensional International Core Equity Fund - Standard Class	194,626	(53,793)	140,833	64,366
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	253,886	(64,646)	189,240	72,755
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	199,508	(69,220)	130,288	(26,952)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	159,209	(80,984)	78,225	90,076
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	153,078	(73,792)	79,286	108,722
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	1,048,676	(316,733)	731,943	(29,498)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	105,317	(40,030)	65,287	106,948
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	895,282	(215,987)	679,295	176,380
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,704,707	(586,076)	2,118,631	2,407,186
LVIP Global Income Fund - Standard Class	—	(58,793)	(58,793)	(8,739)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,325,257	(544,885)	1,780,372	1,965,078
LVIP Government Money Market Fund - Standard Class	321,727	(454,580)	(132,853)	—
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	22,062	(12,476)	9,586	12,879
LVIP JPMorgan High Yield Fund - Standard Class	2,601,688	(246,011)	2,355,677	20,739
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	146,990	(88,131)	58,859	216,183
LVIP Managed Risk Profile 2010 Fund - Standard Class	4,299	(858)	3,441	7,081
LVIP Managed Risk Profile 2020 Fund - Standard Class	18,798	(4,077)	14,721	8,432
LVIP Managed Risk Profile 2030 Fund - Standard Class	42,670	(9,164)	33,506	19,137
LVIP Managed Risk Profile 2040 Fund - Standard Class	75,466	(15,153)	60,313	113,887
LVIP MFS International Growth Fund - Standard Class	344,453	(162,238)	182,215	503,490
LVIP MFS Value Fund - Standard Class	1,584,585	(467,721)	1,116,864	1,042,244
LVIP Mondrian International Value Fund - Standard Class	1,223,967	(198,652)	1,025,315	201,237
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	6,967	(2,816)	4,151	4,617
LVIP SSGA Bond Index Fund - Standard Class	845,197	(219,754)	625,443	(16,146)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	402,663	(119,906)	282,757	49,494
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	406,051	(71,320)	334,731	18,677
LVIP SSGA Developed International 150 Fund - Standard Class	754,435	(112,593)	641,842	53,945
LVIP SSGA Emerging Markets 100 Fund - Standard Class	785,426	(153,305)	632,121	113,702
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	911,183	(116,371)	794,812	231,739
LVIP SSGA International Index Fund - Standard Class	921,577	(223,312)	698,265	168,334
LVIP SSGA International Managed Volatility Fund - Standard Class	222,607	(65,920)	156,687	79,782
LVIP SSGA Large Cap 100 Fund - Standard Class	771,151	(157,565)	613,586	96,087
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,553,950	(473,725)	1,080,225	331,985
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,396,071	(414,031)	1,982,040	122,237
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,972,206	(601,461)	1,370,745	273,136
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,114,268	(285,837)	1,828,431	138,074
LVIP SSGA S&P 500 Index Fund - Standard Class	6,040,919	(2,034,810)	4,006,109	3,471,557
LVIP SSGA Small-Cap Index Fund - Standard Class	472,562	(284,999)	187,563	631,122
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	818,746	(203,323)	615,423	86,708
LVIP T. Rowe Price Growth Stock Fund - Standard Class	116,185	(303,478)	(187,293)	1,351,204
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	56,406	(166,670)	(110,264)	341,872
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	62,849	(23,530)	39,319	11,284
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,108,846	(451,313)	657,533	593,364
LVIP Vanguard International Equity ETF Fund - Standard Class	1,104,112	(331,621)	772,491	278,487
LVIP Wellington Capital Growth Fund - Standard Class	—	(102,134)	(102,134)	313,241
LVIP Wellington Mid-Cap Value Fund - Standard Class	79,084	(107,287)	(28,203)	600,576
M Capital Appreciation Fund	—	(4,932)	(4,932)	15,415
M International Equity Fund	29,038	(4,552)	24,486	5,137

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	$190,820	$650,519	$1,123,717	$1,783,734
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	102,400	1,657,916	1,710,398
LVIP Clarion Global Real Estate Fund - Standard Class	—	310,593	890,524	2,029,451
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	29,912	33,730	122,435	159,045
LVIP Delaware Bond Fund - Standard Class	—	(88,202)	1,685,779	4,914,526
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	12,416	250,383	369,920
LVIP Delaware Social Awareness Fund - Standard Class	683,937	667,851	468,569	1,189,146
LVIP Delaware Special Opportunities Fund - Standard Class	1,005,319	1,122,798	632,169	1,852,065
LVIP Delaware Wealth Builder Fund - Standard Class	157,101	212,119	77,953	345,234
LVIP Dimensional International Core Equity Fund - Standard Class	—	64,366	1,338,803	1,544,002
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	72,755	2,296,785	2,558,780
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	191,272	164,320	1,901,173	2,195,781
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	90,076	1,556,172	1,724,473
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	108,722	2,050,533	2,238,541
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	25,718	(3,780)	316,387	1,044,550
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	106,948	1,251,151	1,423,386
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	262,599	438,979	2,182,719	3,300,993
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	2,407,186	11,055,588	15,581,405
LVIP Global Income Fund - Standard Class	59,706	50,967	484,299	476,473
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	46,283	2,011,361	9,081,054	12,872,787
LVIP Government Money Market Fund - Standard Class	2,318	2,318	—	(130,535)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	25,979	38,858	100,144	148,588
LVIP JPMorgan High Yield Fund - Standard Class	—	20,739	(66,102)	2,310,314
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	216,183	1,567,686	1,842,728
LVIP Managed Risk Profile 2010 Fund - Standard Class	2,770	9,851	7,837	21,129
LVIP Managed Risk Profile 2020 Fund - Standard Class	31,457	39,889	47,102	101,712
LVIP Managed Risk Profile 2030 Fund - Standard Class	43,155	62,292	188,345	284,143
LVIP Managed Risk Profile 2040 Fund - Standard Class	73,708	187,595	249,409	497,317
LVIP MFS International Growth Fund - Standard Class	—	503,490	6,826,915	7,512,620
LVIP MFS Value Fund - Standard Class	1,531,171	2,573,415	9,163,146	12,853,425
LVIP Mondrian International Value Fund - Standard Class	63,841	265,078	5,328,631	6,619,024
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,405	7,022	55,019	66,192
LVIP SSGA Bond Index Fund - Standard Class	—	(16,146)	85,521	694,818
LVIP SSGA Conservative Index Allocation Fund - Standard Class	48,632	98,126	1,106,128	1,487,011
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	123,393	142,070	446,577	923,378
LVIP SSGA Developed International 150 Fund - Standard Class	—	53,945	2,481,812	3,177,599
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	113,702	4,350,385	5,096,208
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	231,739	1,966,446	2,992,997
LVIP SSGA International Index Fund - Standard Class	—	168,334	5,658,198	6,524,797
LVIP SSGA International Managed Volatility Fund - Standard Class	—	79,782	1,805,236	2,041,705
LVIP SSGA Large Cap 100 Fund - Standard Class	3,490,101	3,586,188	(174,278)	4,025,496
LVIP SSGA Moderate Index Allocation Fund - Standard Class	259,533	591,518	6,296,461	7,968,204
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	932,311	1,054,548	3,403,936	6,440,524
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	383,442	656,578	10,028,263	12,055,586
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	781,051	919,125	3,176,442	5,923,998
LVIP SSGA S&P 500 Index Fund - Standard Class	3,284,418	6,755,975	42,017,917	52,780,001
LVIP SSGA Small-Cap Index Fund - Standard Class	1,101,414	1,732,536	3,587,575	5,507,674
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	2,670,305	2,757,013	(1,605,881)	1,766,555
LVIP T. Rowe Price Growth Stock Fund - Standard Class	876,601	2,227,805	10,354,693	12,395,205
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	842,697	1,184,569	4,385,706	5,460,011
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	41,218	52,502	251,832	343,653
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	105,039	698,403	9,947,190	11,303,126
LVIP Vanguard International Equity ETF Fund - Standard Class	—	278,487	10,095,532	11,146,510
LVIP Wellington Capital Growth Fund - Standard Class	1,261,426	1,574,667	3,975,176	5,447,709
LVIP Wellington Mid-Cap Value Fund - Standard Class	389,031	989,607	1,174,074	2,135,478
M Capital Appreciation Fund	158,524	173,939	74,004	243,011
M International Equity Fund	—	5,137	330,199	359,822

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
M Large Cap Growth Fund	$—	$(9,612)	$(9,612)	$51,526
M Large Cap Value Fund	31,561	(5,936)	25,625	10,121
MFS® VIT Growth Series - Initial Class	38,836	(206,687)	(167,851)	1,059,043
MFS® VIT Total Return Series - Initial Class	853,566	(183,921)	669,645	567,411
MFS® VIT Utilities Series - Initial Class	1,604,250	(199,030)	1,405,220	98,427
MFS® VIT II Core Equity Portfolio - Initial Class	9,227	(4,220)	5,007	3,759
Neuberger Berman AMT Large Cap Value Portfolio - I Class	9,637	(9,250)	387	69,936
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(79,513)	(79,513)	117,254
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	50,244	(24,048)	26,196	135,841
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2,317,568	(111,220)	2,206,348	(794,972)
Putnam VT Equity Income Fund - Class IB	—	(5,073)	(5,073)	4,038
Putnam VT Global Health Care Fund - Class IB	10,075	(9,947)	128	(10,782)
Putnam VT Growth & Income Fund - Class IB	30,223	(2,654)	27,569	147,760
Templeton Foreign VIP Fund - Class 1	37,676	(7,497)	30,179	10,184
Templeton Foreign VIP Fund - Class 2	90,451	(19,233)	71,218	29,518
Templeton Global Bond VIP Fund - Class 1	—	(201,895)	(201,895)	(143,885)
Templeton Growth VIP Fund - Class 1	144,805	(33,023)	111,782	120,131
Templeton Growth VIP Fund - Class 2	19,030	(5,645)	13,385	29,317

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
M Large Cap Growth Fund	$79,321	$130,847	$759,079	$880,314
M Large Cap Value Fund	105,297	115,418	150,758	291,801
MFS® VIT Growth Series - Initial Class	1,469,568	2,528,611	7,043,164	9,403,924
MFS® VIT Total Return Series - Initial Class	993,233	1,560,644	1,669,429	3,899,718
MFS® VIT Utilities Series - Initial Class	—	98,427	3,371,315	4,874,962
MFS® VIT II Core Equity Portfolio - Initial Class	56,849	60,608	155,033	220,648
Neuberger Berman AMT Large Cap Value Portfolio - I Class	45,094	115,030	81,687	197,104
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	346,421	463,675	3,580,008	3,964,170
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	135,841	749,666	911,703
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(794,972)	(897,600)	513,776
Putnam VT Equity Income Fund - Class IB	—	4,038	195,250	194,215
Putnam VT Global Health Care Fund - Class IB	163,332	152,550	116,167	268,845
Putnam VT Growth & Income Fund - Class IB	168,691	316,451	(275,023)	68,997
Templeton Foreign VIP Fund - Class 1	—	10,184	165,471	205,834
Templeton Foreign VIP Fund - Class 2	—	29,518	390,661	491,397
Templeton Global Bond VIP Fund - Class 1	95,494	(48,391)	601,859	351,573
Templeton Growth VIP Fund - Class 1	—	120,131	1,095,209	1,327,122
Templeton Growth VIP Fund - Class 2	—	29,317	151,021	193,723

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets

Years Ended December 31, 2016 and 2017

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2016	$5,474,239	$18,358,604	$8,677,035	$2,988,450	$27,362,997	$—	$11,577,435
Changes From Operations:
• Net investment income (loss)	(29,459)	103,381	77,653	(13,786)	30,479	5,087	203,892
• Net realized gain (loss) on investments	126,910	2,037,351	(200,394)	447,485	1,671,913	449	(146,618)
• Net change in unrealized appreciation or depreciation on investments	(146,584)	(263,454)	59,490	(376,763)	5,291,839	5,728	411,890
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,133)	1,877,278	(63,251)	56,936	6,994,231	11,264	469,164
Change From Unit Transactions:
• Contract purchases	658,481	739,934	488,294	114,060	3,245,285	894,975	668,510
• Contract withdrawals	(474,070)	(1,440,330)	(599,548)	(328,152)	(2,257,963)	(101,987)	(1,400,489)
• Contract transfers	(132,473)	(490,878)	303,000	(291,723)	(88,824)	778,227	827,742
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	51,938	(1,191,274)	191,746	(505,815)	898,498	1,571,215	95,763
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,805	686,004	128,495	(448,879)	7,892,729	1,582,479	564,927
NET ASSETS AT DECEMBER 31, 2016	5,477,044	19,044,608	8,805,530	2,539,571	35,255,726	1,582,479	12,142,362
Changes From Operations:
• Net investment income (loss)	(4,521)	204,672	181,503	(12,976)	(24,339)	34,404	308,712
• Net realized gain (loss) on investments	277,268	2,527,117	(11,741)	259,613	2,316,853	193,288	(123,030)
• Net change in unrealized appreciation or depreciation on investments	1,769,863	605,374	1,965,945	485,605	2,580,662	226,281	248,213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,042,610	3,337,163	2,135,707	732,242	4,873,176	453,973	433,895
Change From Unit Transactions:
• Contract purchases	710,428	661,170	497,033	57,890	3,415,874	2,210,381	622,371
• Contract withdrawals	(586,099)	(1,696,374)	(552,672)	(572,765)	(2,701,181)	(412,688)	(1,431,243)
• Contract transfers	950,653	(565,821)	(545,799)	148,955	3,259,690	2,624,436	639,040
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,074,982	(1,601,025)	(601,438)	(365,920)	3,974,383	4,422,129	(169,832)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,117,592	1,736,138	1,534,269	366,322	8,847,559	4,876,102	264,063
NET ASSETS AT DECEMBER 31, 2017	$8,594,636	$20,780,746	$10,339,799	$2,905,893	$44,103,285	$6,458,581	$12,406,425

See accompanying notes.

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2016	$50,119,731	$52,642,645	$183,473,700	$174,387,716	$110,505,162	$127,975,889
Changes From Operations:
• Net investment income (loss)	221,133	(156,985)	540,476	1,939,177	1,057,834	1,065,142
• Net realized gain (loss) on investments	4,347,686	9,626,546	18,311,742	21,533,800	8,864,948	(836,375)
• Net change in unrealized appreciation or depreciation on investments	(4,273,502)	(8,413,592)	(1,694,906)	(3,306,258)	(6,028,619)	4,853,303
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	295,317	1,055,969	17,157,312	20,166,719	3,894,163	5,082,070
Change From Unit Transactions:
• Contract purchases	8,444,161	5,959,134	18,667,978	23,414,874	12,519,908	19,179,714
• Contract withdrawals	(4,545,647)	(3,985,563)	(15,968,203)	(16,159,433)	(8,459,308)	(11,266,208)
• Contract transfers	3,921,393	2,129,513	4,991,293	8,932,381	5,054,473	12,305,623
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,819,907	4,103,084	7,691,068	16,187,822	9,115,073	20,219,129
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,115,224	5,159,053	24,848,380	36,354,541	13,009,236	25,301,199
NET ASSETS AT DECEMBER 31, 2016	58,234,955	57,801,698	208,322,080	210,742,257	123,514,398	153,277,088
Changes From Operations:
• Net investment income (loss)	96,647	(96,224)	(13,914)	2,330,594	1,147,191	1,269,637
• Net realized gain (loss) on investments	3,346,056	248,351	26,980,409	18,323,567	2,933,660	2,071,508
• Net change in unrealized appreciation or depreciation on investments	15,380,104	14,869,021	31,679,429	28,092,809	35,773,123	17,730,128
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,822,807	15,021,148	58,645,924	48,746,970	39,853,974	21,071,273
Change From Unit Transactions:
• Contract purchases	8,563,862	6,232,647	24,446,389	27,049,421	13,192,474	18,141,500
• Contract withdrawals	(5,682,929)	(4,484,752)	(19,257,890)	(19,416,841)	(9,513,146)	(11,915,957)
• Contract transfers	6,593,946	2,610,999	9,382,717	21,603,751	5,262,388	12,372,001
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,474,879	4,358,894	14,571,216	29,236,331	8,941,716	18,597,544
TOTAL INCREASE (DECREASE) IN NET ASSETS	28,297,686	19,380,042	73,217,140	77,983,301	48,795,690	39,668,817
NET ASSETS AT DECEMBER 31, 2017	$86,532,641	$77,181,740	$281,539,220	$288,725,558	$172,310,088	$192,945,905

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$3,558,292	$47,192,164	$42,423,283	$17,691,901	$27,574,993	$44,256,914	$50,688,724
Changes From Operations:
• Net investment income (loss)	9,699	1,370,237	265,695	1,287,636	354,918	341,789	242,078
• Net realized gain (loss) on investments	107,717	(185,120)	214,278	(710,990)	(7,134)	4,350,558	5,346,217
• Net change in unrealized appreciation or depreciation on investments	404,192	166,071	5,585,264	1,690,124	89,928	(2,314,274)	10,086,792
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	521,608	1,351,188	6,065,237	2,266,770	437,712	2,378,073	15,675,087
Change From Unit Transactions:
• Contract purchases	948,241	5,224,242	4,533,826	1,018,252	5,687,441	4,626,985	4,098,002
• Contract withdrawals	(377,658)	(4,576,626)	(3,905,563)	(1,586,940)	(2,870,631)	(4,383,254)	(4,728,310)
• Contract transfers	1,448,588	2,866,721	1,961,580	526,908	2,621,231	4,328,085	(1,255,182)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,019,171	3,514,337	2,589,843	(41,780)	5,438,041	4,571,816	(1,885,490)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,540,779	4,865,525	8,655,080	2,224,990	5,875,753	6,949,889	13,789,597
NET ASSETS AT DECEMBER 31, 2016	6,099,071	52,057,689	51,078,363	19,916,891	33,450,746	51,206,803	64,478,321
Changes From Operations:
• Net investment income (loss)	(20,007)	1,179,971	29,420	1,074,066	657,909	517,347	202,700
• Net realized gain (loss) on investments	755,828	(114,777)	2,099,050	(255,608)	(11,289)	7,338,458	4,128,869
• Net change in unrealized appreciation or depreciation on investments	360,063	1,528,991	18,511,714	544,025	15,469	(7,270,430)	3,226,071
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,095,884	2,594,185	20,640,184	1,362,483	662,089	585,375	7,557,640
Change From Unit Transactions:
• Contract purchases	1,958,602	6,280,641	6,114,690	940,912	4,150,974	4,625,848	4,955,714
• Contract withdrawals	(813,673)	(4,937,509)	(4,732,799)	(1,562,669)	(2,670,795)	(4,174,062)	(5,835,301)
• Contract transfers	4,510,386	9,222,960	961,028	(880,351)	12,854,640	2,249,363	2,435,973
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,655,315	10,566,092	2,342,919	(1,502,108)	14,334,819	2,701,149	1,556,386
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,751,199	13,160,277	22,983,103	(139,625)	14,996,908	3,286,524	9,114,026
NET ASSETS AT DECEMBER 31, 2017	$12,850,270	$65,217,966	$74,061,466	$19,777,266	$48,447,654	$54,493,327	$73,592,347

See accompanying notes.

	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Standard Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio - Class A Subaccount	Deutsche Equity 500 Index VIP Portfolio - Class A Subaccount	Deutsche Small Cap Index VIP Portfolio - Class A Subaccount
NET ASSETS AT JANUARY 1, 2016	$39,170,046	$22,166,112	$42,976,167	$11,658,619	$41,249,244	$9,776,984
Changes From Operations:
• Net investment income (loss)	(129,122)	36,441	629,953	212,621	646,618	60,516
• Net realized gain (loss) on investments	5,501,502	5,856,214	5,375,564	(86,228)	4,556,786	874,102
• Net change in unrealized appreciation or depreciation on investments	(2,218,335)	(7,115,368)	250,650	458,382	(927,761)	976,421
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,154,045	(1,222,713)	6,256,167	584,775	4,275,643	1,911,039
Change From Unit Transactions:
• Contract purchases	4,040,636	2,314,716	4,353,280	1,500,703	1,831,462	381,052
• Contract withdrawals	(3,624,377)	(1,535,915)	(3,414,568)	(858,528)	(4,773,764)	(883,457)
• Contract transfers	1,132,545	1,894,531	3,147,918	787,322	(1,104,682)	(230,476)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,548,804	2,673,332	4,086,630	1,429,497	(4,046,984)	(732,881)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,702,849	1,450,619	10,342,797	2,014,272	228,659	1,178,158
NET ASSETS AT DECEMBER 31, 2016	43,872,895	23,616,731	53,318,964	13,672,891	41,477,903	10,955,142
Changes From Operations:
• Net investment income (loss)	(140,782)	(135,853)	632,887	248,584	568,431	54,854
• Net realized gain (loss) on investments	3,741,710	65,485	3,219,070	(52,789)	3,443,324	690,366
• Net change in unrealized appreciation or depreciation on investments	4,807,100	6,569,954	3,329,236	739,144	4,378,850	708,789
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,408,028	6,499,586	7,181,193	934,939	8,390,605	1,454,009
Change From Unit Transactions:
• Contract purchases	5,732,889	2,436,289	5,152,729	1,139,428	1,546,025	343,591
• Contract withdrawals	(4,677,737)	(1,722,853)	(3,962,208)	(1,051,506)	(4,400,408)	(884,134)
• Contract transfers	3,354,463	(1,826,715)	(92,950)	(223,242)	(372,538)	(195,486)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,409,615	(1,113,279)	1,097,571	(135,320)	(3,226,921)	(736,029)
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,817,643	5,386,307	8,278,764	799,619	5,163,684	717,980
NET ASSETS AT DECEMBER 31, 2017	$56,690,538	$29,003,038	$61,597,728	$14,472,510	$46,641,587	$11,673,122

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Initial Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Service Class Subaccount	Fidelity® VIP Growth Opportunities Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$668,525	$114,483,145	$1,911,926	$5,641,373	$2,912,087	$21,214,286	$1,477,402
Changes From Operations:
• Net investment income (loss)	5,303	286,571	33,575	103,315	(5,600)	(137,997)	74,377
• Net realized gain (loss) on investments	23,513	10,435,818	125,444	316,761	183,205	2,232,785	(12,935)
• Net change in unrealized appreciation or depreciation on investments	(18,895)	(1,714,838)	151,986	510,535	(191,223)	(1,977,536)	142,569
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,921	9,007,551	311,005	930,611	(13,618)	117,252	204,011
Change From Unit Transactions:
• Contract purchases	39,758	13,830,016	113,879	211,068	131,878	2,898,111	80,019
• Contract withdrawals	(77,657)	(10,141,066)	(279,584)	(461,865)	(446,522)	(1,947,118)	(197,704)
• Contract transfers	(64,513)	4,651,679	(7,244)	(117,805)	103,046	1,634,330	47,692
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(102,412)	8,340,629	(172,949)	(368,602)	(211,598)	2,585,323	(69,993)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(92,491)	17,348,180	138,056	562,009	(225,216)	2,702,575	134,018
NET ASSETS AT DECEMBER 31, 2016	576,034	131,831,325	2,049,982	6,203,382	2,686,871	23,916,861	1,611,420
Changes From Operations:
• Net investment income (loss)	8,002	587,852	23,343	70,862	(7,407)	(155,766)	80,137
• Net realized gain (loss) on investments	65,938	11,376,849	74,531	162,759	520,095	2,841,524	(1,463)
• Net change in unrealized appreciation or depreciation on investments	1,667	17,625,917	138,824	495,266	366,783	5,724,267	26,253
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,607	29,590,618	236,698	728,887	879,471	8,410,025	104,927
Change From Unit Transactions:
• Contract purchases	41,294	21,150,238	100,691	193,845	167,256	3,528,894	77,284
• Contract withdrawals	(69,168)	(13,158,692)	(326,521)	(493,531)	(351,294)	(2,591,440)	(128,745)
• Contract transfers	(653)	9,191,478	11,752	(264,574)	(11,383)	2,776,221	53,191
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(28,527)	17,183,024	(214,078)	(564,260)	(195,421)	3,713,675	1,730
TOTAL INCREASE (DECREASE) IN NET ASSETS	47,080	46,773,642	22,620	164,627	684,050	12,123,700	106,657
NET ASSETS AT DECEMBER 31, 2017	$623,114	$178,604,967	$2,072,602	$6,368,009	$3,370,921	$36,040,561	$1,718,077

See accompanying notes.

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,075,646	$46,204,816	$6,502,646	$47,720,750	$32,607,707	$12,559,923
Changes From Operations:
• Net investment income (loss)	19,053	(61,016)	54,041	2,374,725	669,344	(53,635)
• Net realized gain (loss) on investments	(1,133)	2,639,054	19,859	(261,101)	3,138,878	781,425
• Net change in unrealized appreciation or depreciation on investments	26,429	3,226,534	(428,044)	4,899,843	1,783,351	(252,741)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,349	5,804,572	(354,144)	7,013,467	5,591,573	475,049
Change From Unit Transactions:
• Contract purchases	56,819	6,456,457	323,063	6,853,187	4,862,085	639,993
• Contract withdrawals	(157,544)	(3,729,027)	(672,279)	(4,147,765)	(2,576,710)	(1,054,676)
• Contract transfers	28,079	1,709,758	(89,753)	3,525,402	532,891	(371,186)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(72,646)	4,437,188	(438,969)	6,230,824	2,818,266	(785,869)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,297)	10,241,760	(793,113)	13,244,291	8,409,839	(310,820)
NET ASSETS AT DECEMBER 31, 2016	1,047,349	56,446,576	5,709,533	60,965,041	41,017,546	12,249,103
Changes From Operations:
• Net investment income (loss)	19,790	42,896	60,497	2,457,348	918,086	(55,463)
• Net realized gain (loss) on investments	3,798	3,537,538	174,846	232,847	2,223,244	1,027,290
• Net change in unrealized appreciation or depreciation on investments	14,436	8,531,177	1,416,103	3,414,384	323,789	1,625,320
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,024	12,111,611	1,651,446	6,104,579	3,465,119	2,597,147
Change From Unit Transactions:
• Contract purchases	62,569	7,153,012	315,898	6,821,640	4,435,187	586,296
• Contract withdrawals	(118,411)	(4,212,879)	(444,226)	(4,399,440)	(2,772,650)	(954,592)
• Contract transfers	44,946	6,065,146	(172,307)	9,058,827	3,674,379	150,225
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,896)	9,005,279	(300,635)	11,481,027	5,336,916	(218,071)
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,128	21,116,890	1,350,811	17,585,606	8,802,035	2,379,076
NET ASSETS AT DECEMBER 31, 2017	$1,074,477	$77,563,466	$7,060,344	$78,550,647	$49,819,581	$14,628,179

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Plus Bond Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2016	$11,520,736	$14,238,813	$612,341	$11,234,187	$9,365,077	$7,985,501	$3,595,877
Changes From Operations:
• Net investment income (loss)	(54,762)	34,325	21,465	116,842	146,611	109,282	(15,898)
• Net realized gain (loss) on investments	1,402,835	1,307,299	1,739	50,229	234,847	161,955	370,890
• Net change in unrealized appreciation or depreciation on investments	(1,212,947)	(32,392)	13,884	(248,155)	(51,729)	1,046	50,159
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	135,126	1,309,232	37,088	(81,084)	329,729	272,283	405,151
Change From Unit Transactions:
• Contract purchases	651,693	817,295	35,325	2,127,982	549,285	322,640	168,711
• Contract withdrawals	(1,686,758)	(2,033,929)	(95,164)	(1,204,777)	(1,558,295)	(806,759)	(334,996)
• Contract transfers	(175,842)	(117,664)	3,078	4,109,615	86,272	(301,620)	155,976
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,210,907)	(1,334,298)	(56,761)	5,032,820	(922,738)	(785,739)	(10,309)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,075,781)	(25,066)	(19,673)	4,951,736	(593,009)	(513,456)	394,842
NET ASSETS AT DECEMBER 31, 2016	10,444,955	14,213,747	592,668	16,185,923	8,772,068	7,472,045	3,990,719
Changes From Operations:
• Net investment income (loss)	(49,941)	76,034	17,454	171,238	92,468	74,547	(14,695)
• Net realized gain (loss) on investments	1,467,855	1,086,039	1,586	369,658	230,410	118,854	416,871
• Net change in unrealized appreciation or depreciation on investments	1,261,895	567,978	14,942	3,419,017	1,137,860	1,104,332	680,555
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,679,809	1,730,051	33,982	3,959,913	1,460,738	1,297,733	1,082,731
Change From Unit Transactions:
• Contract purchases	581,568	711,446	47,504	2,769,750	527,652	235,336	169,458
• Contract withdrawals	(1,693,211)	(1,885,849)	(51,147)	(1,812,676)	(1,366,922)	(710,129)	(516,408)
• Contract transfers	(297,552)	67,920	5,080	2,306,934	(134,967)	380,907	550,067
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,409,195)	(1,106,483)	1,437	3,264,008	(974,237)	(93,886)	203,117
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,270,614	623,568	35,419	7,223,921	486,501	1,203,847	1,285,848
NET ASSETS AT DECEMBER 31, 2017	$11,715,569	$14,837,315	$628,087	$23,409,844	$9,258,569	$8,675,892	$5,276,567

See accompanying notes.

	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$8,681,008	$2,309,212	$1,664,620	$382,980	$22,940,593	$1,385,268
Changes From Operations:
• Net investment income (loss)	48,672	9,262	(6,958)	100,565	(10,910)	2,944
• Net realized gain (loss) on investments	257,386	89,376	189,047	497	1,876,258	77,971
• Net change in unrealized appreciation or depreciation on investments	(200,145)	(78,075)	1,530	34,286	(592,403)	(28,625)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,913	20,563	183,619	135,348	1,272,945	52,290
Change From Unit Transactions:
• Contract purchases	494,684	104,419	53,105	2,813,020	2,486,921	56,589
• Contract withdrawals	(1,204,655)	(362,915)	(258,431)	(301,044)	(1,796,855)	(102,861)
• Contract transfers	78,428	(118,035)	(105,246)	845,745	618,691	(249,138)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(631,543)	(376,531)	(310,572)	3,357,721	1,308,757	(295,410)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(525,630)	(355,968)	(126,953)	3,493,069	2,581,702	(243,120)
NET ASSETS AT DECEMBER 31, 2016	8,155,378	1,953,244	1,537,667	3,876,049	25,522,295	1,142,148
Changes From Operations:
• Net investment income (loss)	29,837	3,407	(11,464)	55,666	(168,650)	(5,842)
• Net realized gain (loss) on investments	429,784	110,897	226,704	255,031	1,961,144	85,470
• Net change in unrealized appreciation or depreciation on investments	1,599,486	351,085	553,413	428,464	5,026,739	218,082
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,059,107	465,389	768,653	739,161	6,819,233	297,710
Change From Unit Transactions:
• Contract purchases	470,883	87,062	60,259	739,859	3,275,812	47,035
• Contract withdrawals	(1,211,200)	(390,950)	(176,493)	(226,677)	(2,378,393)	(79,304)
• Contract transfers	(221,393)	(25,573)	432,681	1,529,422	491,320	(140,597)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(961,710)	(329,461)	316,447	2,042,604	1,388,739	(172,866)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,097,397	135,928	1,085,100	2,781,765	8,207,972	124,844
NET ASSETS AT DECEMBER 31, 2017	$9,252,775	$2,089,172	$2,622,767	$6,657,814	$33,730,267	$1,266,992

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$30,871,078	$7,857,815	$—	$15,760,994	$—	$186,980	$7,375,932
Changes From Operations:
• Net investment income (loss)	463,259	311,629	13,345	139,667	3,674	(23)	(3,268)
• Net realized gain (loss) on investments	114,314	(1,315,968)	(2,466)	(83,036)	(111)	17,710	250,095
• Net change in unrealized appreciation or depreciation on investments	3,372,595	1,582,636	(13,609)	417,688	4,413	5,539	(384,379)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,950,168	578,297	(2,730)	474,319	7,976	23,226	(137,552)
Change From Unit Transactions:
• Contract purchases	2,596,270	553,116	947,897	2,207,200	139,882	50,557	576,484
• Contract withdrawals	(2,034,207)	(425,783)	(115,907)	(1,254,611)	(22,086)	(23,656)	(972,981)
• Contract transfers	4,236,973	(8,563,445)	489,467	2,466,947	487,053	(237,107)	411,821
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,799,036	(8,436,112)	1,321,457	3,419,536	604,849	(210,206)	15,324
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,749,204	(7,857,815)	1,318,727	3,893,855	612,825	(186,980)	(122,228)
NET ASSETS AT DECEMBER 31, 2016	39,620,282	—	1,318,727	19,654,849	612,825	—	7,253,704
Changes From Operations:
• Net investment income (loss)	442,504	—	82,451	264,520	18,632	—	9,498
• Net realized gain (loss) on investments	641,703	—	12,316	(42,758)	3,557	—	650,519
• Net change in unrealized appreciation or depreciation on investments	4,608,711	—	303,339	153,516	164,676	—	1,123,717
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,692,918	—	398,106	375,278	186,865	—	1,783,734
Change From Unit Transactions:
• Contract purchases	1,415,703	—	1,136,387	2,727,270	508,139	—	480,668
• Contract withdrawals	(1,984,858)	—	(273,416)	(1,628,418)	(129,999)	—	(775,731)
• Contract transfers	(3,093,512)	—	5,340,985	6,156,229	1,379,296	—	(278,026)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,662,667)	—	6,203,956	7,255,081	1,757,436	—	(573,089)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,030,251	—	6,602,062	7,630,359	1,944,301	—	1,210,645
NET ASSETS AT DECEMBER 31, 2017	$41,650,533	$—	$7,920,789	$27,285,208	$2,557,126	$—	$8,464,349
See accompanying notes.

	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Clarion Global Real Estate Fund - Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$6,192,811	$15,331,533	$360,395	$113,893,044	$13,509,540	$6,098,818
Changes From Operations:
• Net investment income (loss)	(40,499)	654,989	3,088	2,739,441	(85,918)	67,823
• Net realized gain (loss) on investments	143,372	238,396	16,382	1,547,427	(40,811)	835,410
• Net change in unrealized appreciation or depreciation on investments	17,123	(796,102)	17,548	(1,934,391)	364,246	(516,378)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	119,996	97,283	37,018	2,352,477	237,517	386,855
Change From Unit Transactions:
• Contract purchases	658,099	2,004,904	329,580	11,956,798	1,982,626	793,005
• Contract withdrawals	(589,153)	(1,159,749)	(61,689)	(10,410,323)	(1,020,858)	(645,173)
• Contract transfers	665,637	2,370,375	156,952	5,380,540	1,264,858	(111,169)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	734,583	3,215,530	424,843	6,927,015	2,226,626	36,663
TOTAL INCREASE (DECREASE) IN NET ASSETS	854,579	3,312,813	461,861	9,279,492	2,464,143	423,518
NET ASSETS AT DECEMBER 31, 2016	7,047,390	18,644,346	822,256	123,172,536	15,973,683	6,522,336
Changes From Operations:
• Net investment income (loss)	(49,918)	828,334	2,880	3,316,949	107,121	52,726
• Net realized gain (loss) on investments	102,400	310,593	33,730	(88,202)	12,416	667,851
• Net change in unrealized appreciation or depreciation on investments	1,657,916	890,524	122,435	1,685,779	250,383	468,569
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,710,398	2,029,451	159,045	4,914,526	369,920	1,189,146
Change From Unit Transactions:
• Contract purchases	445,913	2,338,371	33,381	11,886,705	2,475,525	682,598
• Contract withdrawals	(398,122)	(1,375,877)	(40,662)	(9,957,246)	(1,532,869)	(1,557,992)
• Contract transfers	(409,576)	1,436,751	174,316	13,131,456	5,008,810	95,457
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(361,785)	2,399,245	167,035	15,060,915	5,951,466	(779,937)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,348,613	4,428,696	326,080	19,975,441	6,321,386	409,209
NET ASSETS AT DECEMBER 31, 2017	$8,396,003	$23,073,042	$1,148,336	$143,147,977	$22,295,069	$6,931,545

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$6,918,385	$2,963,110	$323,392	$9,566,345	$3,143,938	$537,556	$10,485,699
Changes From Operations:
• Net investment income (loss)	110,719	37,066	65,753	172,923	124,814	43,105	81,123
• Net realized gain (loss) on investments	1,242,583	336,039	1,683	8,185	1,261,964	14,635	955,783
• Net change in unrealized appreciation or depreciation on investments	227,307	(212,270)	100,894	(14,192)	(801,275)	580,645	108,350
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,580,609	160,835	168,330	166,916	585,503	638,385	1,145,256
Change From Unit Transactions:
• Contract purchases	1,064,411	124,753	1,751,705	790,167	632,593	2,780,697	1,216,982
• Contract withdrawals	(586,502)	(199,708)	(295,158)	(566,823)	(327,538)	(448,803)	(769,539)
• Contract transfers	1,109,527	(47,551)	2,372,648	164,245	5,042,216	3,273,545	(166,125)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,587,436	(122,506)	3,829,195	387,589	5,347,271	5,605,439	281,318
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,168,045	38,329	3,997,525	554,505	5,932,774	6,243,824	1,426,574
NET ASSETS AT DECEMBER 31, 2016	10,086,430	3,001,439	4,320,917	10,120,850	9,076,712	6,781,380	11,912,273
Changes From Operations:
• Net investment income (loss)	97,098	55,162	140,833	189,240	130,288	78,225	79,286
• Net realized gain (loss) on investments	1,122,798	212,119	64,366	72,755	164,320	90,076	108,722
• Net change in unrealized appreciation or depreciation on investments	632,169	77,953	1,338,803	2,296,785	1,901,173	1,556,172	2,050,533
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,852,065	345,234	1,544,002	2,558,780	2,195,781	1,724,473	2,238,541
Change From Unit Transactions:
• Contract purchases	1,406,523	98,845	1,963,004	787,955	1,704,931	2,916,949	1,148,219
• Contract withdrawals	(725,938)	(301,136)	(561,702)	(763,363)	(761,206)	(754,276)	(942,325)
• Contract transfers	578,445	(88,532)	4,540,319	(576,244)	2,803,745	4,687,509	(233,650)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,259,030	(290,823)	5,941,621	(551,652)	3,747,470	6,850,182	(27,756)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,111,095	54,411	7,485,623	2,007,128	5,943,251	8,574,655	2,210,785
NET ASSETS AT DECEMBER 31, 2017	$13,197,525	$3,055,850	$11,806,540	$12,127,978	$15,019,963	$15,356,035	$14,123,058

See accompanying notes.

	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$28,994,884	$6,389,354	$31,919,169	$99,090,242	$8,737,823	$93,090,092
Changes From Operations:
• Net investment income (loss)	510,172	71,012	542,952	1,472,907	(47,222)	1,221,490
• Net realized gain (loss) on investments	9,530	(13,448)	626,371	1,325,756	2,636	2,358,298
• Net change in unrealized appreciation or depreciation on investments	(272,352)	83,683	219,348	1,406,218	22,383	(90,419)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	247,350	141,247	1,388,671	4,204,881	(22,203)	3,489,369
Change From Unit Transactions:
• Contract purchases	5,361,670	585,362	2,400,955	12,731,005	1,014,853	8,302,505
• Contract withdrawals	(2,396,926)	(542,265)	(3,359,276)	(9,451,682)	(610,384)	(9,580,207)
• Contract transfers	11,190,840	359,919	528,689	(2,967,907)	928,348	(1,420,547)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,155,584	403,016	(429,632)	311,416	1,332,817	(2,698,249)
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,402,934	544,263	959,039	4,516,297	1,310,614	791,120
NET ASSETS AT DECEMBER 31, 2016	43,397,818	6,933,617	32,878,208	103,606,539	10,048,437	93,881,212
Changes From Operations:
• Net investment income (loss)	731,943	65,287	679,295	2,118,631	(58,793)	1,780,372
• Net realized gain (loss) on investments	(3,780)	106,948	438,979	2,407,186	50,967	2,011,361
• Net change in unrealized appreciation or depreciation on investments	316,387	1,251,151	2,182,719	11,055,588	484,299	9,081,054
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,044,550	1,423,386	3,300,993	15,581,405	476,473	12,872,787
Change From Unit Transactions:
• Contract purchases	6,181,080	536,060	5,249,791	12,564,856	1,145,011	7,858,858
• Contract withdrawals	(3,008,398)	(531,244)	(2,979,128)	(8,925,351)	(730,725)	(7,593,509)
• Contract transfers	9,949,218	(204,876)	1,548,507	(882,291)	1,683,793	(259,687)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,121,900	(200,060)	3,819,170	2,757,214	2,098,079	5,662
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,166,450	1,223,326	7,120,163	18,338,619	2,574,552	12,878,449
NET ASSETS AT DECEMBER 31, 2017	$57,564,268	$8,156,943	$39,998,371	$121,945,158	$12,622,989	$106,759,661

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$74,285,516	$735,205	$27,182,994	$10,911,022	$295,560	$1,009,846	$2,510,695
Changes From Operations:
• Net investment income (loss)	(340,996)	6,285	1,699,426	18,813	4,518	14,334	39,956
• Net realized gain (loss) on investments	—	11,171	(124,506)	57,267	12,723	54,602	66,566
• Net change in unrealized appreciation or depreciation on investments	—	105,135	2,124,653	1,042,184	(5,632)	(27,444)	(24,522)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(340,996)	122,591	3,699,573	1,118,264	11,609	41,492	82,000
Change From Unit Transactions:
• Contract purchases	264,572,780	220,588	4,304,258	1,299,289	5,016	59,690	193,312
• Contract withdrawals	(36,033,703)	(258,116)	(2,087,192)	(919,280)	(18,282)	(170,699)	(199,842)
• Contract transfers	(209,258,947)	651,283	2,878,485	576,687	1,427	807	(30,671)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,280,130	613,755	5,095,551	956,696	(11,839)	(110,202)	(37,201)
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,939,134	736,346	8,795,124	2,074,960	(230)	(68,710)	44,799
NET ASSETS AT DECEMBER 31, 2016	93,224,650	1,471,551	35,978,118	12,985,982	295,330	941,136	2,555,494
Changes From Operations:
• Net investment income (loss)	(132,853)	9,586	2,355,677	58,859	3,441	14,721	33,506
• Net realized gain (loss) on investments	2,318	38,858	20,739	216,183	9,851	39,889	62,292
• Net change in unrealized appreciation or depreciation on investments	—	100,144	(66,102)	1,567,686	7,837	47,102	188,345
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(130,535)	148,588	2,310,314	1,842,728	21,129	101,712	284,143
Change From Unit Transactions:
• Contract purchases	407,011,098	137,540	4,915,743	620,860	7,304	49,430	162,119
• Contract withdrawals	(49,805,837)	(91,579)	(2,613,499)	(912,517)	(89,019)	(140,882)	(585,046)
• Contract transfers	(348,439,498)	(22,454)	4,180,689	314,198	(2,127)	39,630	(183,128)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,765,763	23,507	6,482,933	22,541	(83,842)	(51,822)	(606,055)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,635,228	172,095	8,793,247	1,865,269	(62,713)	49,890	(321,912)
NET ASSETS AT DECEMBER 31, 2017	$101,859,878	$1,643,646	$44,771,365	$14,851,251	$232,617	$991,026	$2,233,582

See accompanying notes.

	LVIP Managed Risk Profile 2040 Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$3,474,566	$18,159,884	$49,920,713	$26,465,929	$198,758	$14,410,073
Changes From Operations:
• Net investment income (loss)	51,237	239,122	969,387	760,366	3,256	436,001
• Net realized gain (loss) on investments	99,468	39,747	3,313,720	723,382	(1,876)	22,528
• Net change in unrealized appreciation or depreciation on investments	(34,330)	(31,546)	3,366,869	(423,181)	10,625	(449,160)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,375	247,323	7,649,976	1,060,567	12,005	9,369
Change From Unit Transactions:
• Contract purchases	172,786	2,850,071	9,498,144	2,450,520	41,592	7,111,266
• Contract withdrawals	(277,185)	(1,530,973)	(4,464,717)	(2,059,627)	(45,555)	(1,835,359)
• Contract transfers	43,090	3,133,107	6,224,823	3,240,350	118,707	6,244,375
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(61,309)	4,452,205	11,258,250	3,631,243	114,744	11,520,282
TOTAL INCREASE (DECREASE) IN NET ASSETS	55,066	4,699,528	18,908,226	4,691,810	126,749	11,529,651
NET ASSETS AT DECEMBER 31, 2016	3,529,632	22,859,412	68,828,939	31,157,739	325,507	25,939,724
Changes From Operations:
• Net investment income (loss)	60,313	182,215	1,116,864	1,025,315	4,151	625,443
• Net realized gain (loss) on investments	187,595	503,490	2,573,415	265,078	7,022	(16,146)
• Net change in unrealized appreciation or depreciation on investments	249,409	6,826,915	9,163,146	5,328,631	55,019	85,521
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	497,317	7,512,620	12,853,425	6,619,024	66,192	694,818
Change From Unit Transactions:
• Contract purchases	143,395	3,574,385	10,424,593	2,905,045	24,364	4,322,581
• Contract withdrawals	(305,006)	(1,899,230)	(5,544,243)	(2,686,942)	(51,455)	(1,877,307)
• Contract transfers	28,034	1,018,159	10,807,157	755,695	85,007	6,869,171
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(133,577)	2,693,314	15,687,507	973,798	57,916	9,314,445
TOTAL INCREASE (DECREASE) IN NET ASSETS	363,740	10,205,934	28,540,932	7,592,822	124,108	10,009,263
NET ASSETS AT DECEMBER 31, 2017	$3,893,372	$33,065,346	$97,369,871	$38,750,561	$449,615	$35,948,987

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$8,609,558	$5,129,115	$9,494,438	$14,790,712	$19,089,809	$17,651,137	$—
Changes From Operations:
• Net investment income (loss)	198,376	173,583	362,102	440,527	310,122	599,773	84,066
• Net realized gain (loss) on investments	107,377	193,793	(90,366)	(535,725)	(31,626)	(142,074)	(68)
• Net change in unrealized appreciation or depreciation on investments	118,211	50,076	739,544	2,525,661	749,752	(209,920)	(119,796)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	423,964	417,452	1,011,280	2,430,463	1,028,248	247,779	(35,798)
Change From Unit Transactions:
• Contract purchases	2,066,196	1,928,886	1,074,037	2,607,184	2,212,970	2,900,020	63,540
• Contract withdrawals	(803,061)	(528,131)	(1,026,012)	(1,268,540)	(1,449,980)	(1,241,628)	(28,073)
• Contract transfers	2,778,164	2,768,894	1,556,457	1,606,699	484,637	5,603,450	8,797,516
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,041,299	4,169,649	1,604,482	2,945,343	1,247,627	7,261,842	8,832,983
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,465,263	4,587,101	2,615,762	5,375,806	2,275,875	7,509,621	8,797,185
NET ASSETS AT DECEMBER 31, 2016	13,074,821	9,716,216	12,110,200	20,166,518	21,365,684	25,160,758	8,797,185
Changes From Operations:
• Net investment income (loss)	282,757	334,731	641,842	632,121	794,812	698,265	156,687
• Net realized gain (loss) on investments	98,126	142,070	53,945	113,702	231,739	168,334	79,782
• Net change in unrealized appreciation or depreciation on investments	1,106,128	446,577	2,481,812	4,350,385	1,966,446	5,658,198	1,805,236
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,487,011	923,378	3,177,599	5,096,208	2,992,997	6,524,797	2,041,705
Change From Unit Transactions:
• Contract purchases	2,958,828	1,278,638	2,772,034	3,056,428	1,931,851	2,543,912	484,788
• Contract withdrawals	(1,247,901)	(618,437)	(1,183,280)	(1,767,951)	(1,726,760)	(1,560,025)	(454,065)
• Contract transfers	2,902,630	1,032,572	2,399,715	4,561,889	(927,082)	4,957,832	(294,909)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,613,557	1,692,773	3,988,469	5,850,366	(721,991)	5,941,719	(264,186)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,100,568	2,616,151	7,166,068	10,946,574	2,271,006	12,466,516	1,777,519
NET ASSETS AT DECEMBER 31, 2017	$19,175,389	$12,332,367	$19,276,268	$31,113,092	$23,636,690	$37,627,274	$10,574,704

See accompanying notes.

	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$13,366,510	$35,480,330	$34,030,195	$45,387,396	$26,556,539	$140,243,346
Changes From Operations:
• Net investment income (loss)	330,450	721,749	790,710	974,861	710,751	2,915,375
• Net realized gain (loss) on investments	1,374,674	501,850	1,200,194	778,340	1,082,511	3,860,451
• Net change in unrealized appreciation or depreciation on investments	1,391,391	1,202,195	1,299,687	1,742,704	1,343,129	12,700,864
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,096,515	2,425,794	3,290,591	3,495,905	3,136,391	19,476,690
Change From Unit Transactions:
• Contract purchases	2,841,028	10,150,640	7,488,948	12,547,423	6,713,328	34,000,612
• Contract withdrawals	(1,485,096)	(3,671,707)	(3,481,837)	(4,349,565)	(2,500,727)	(12,328,723)
• Contract transfers	1,501,030	6,326,790	5,748,873	8,152,297	5,101,187	35,652,227
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,856,962	12,805,723	9,755,984	16,350,155	9,313,788	57,324,116
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,953,477	15,231,517	13,046,575	19,846,060	12,450,179	76,800,806
NET ASSETS AT DECEMBER 31, 2016	19,319,987	50,711,847	47,076,770	65,233,456	39,006,718	217,044,152
Changes From Operations:
• Net investment income (loss)	613,586	1,080,225	1,982,040	1,370,745	1,828,431	4,006,109
• Net realized gain (loss) on investments	3,586,188	591,518	1,054,548	656,578	919,125	6,755,975
• Net change in unrealized appreciation or depreciation on investments	(174,278)	6,296,461	3,403,936	10,028,263	3,176,442	42,017,917
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,025,496	7,968,204	6,440,524	12,055,586	5,923,998	52,780,001
Change From Unit Transactions:
• Contract purchases	2,790,430	9,430,269	6,379,089	9,207,230	5,725,331	36,213,350
• Contract withdrawals	(1,692,475)	(4,841,373)	(3,552,865)	(4,833,848)	(2,910,780)	(17,426,131)
• Contract transfers	4,272,342	11,620,687	6,966,735	16,101,729	6,122,543	57,824,135
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,370,297	16,209,583	9,792,959	20,475,111	8,937,094	76,611,354
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,395,793	24,177,787	16,233,483	32,530,697	14,861,092	129,391,355
NET ASSETS AT DECEMBER 31, 2017	$28,715,780	$74,889,634	$63,310,253	$97,764,153	$53,867,810	$346,435,507

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$22,964,838	$12,721,287	$27,772,426	$14,573,556	$89,887	$34,212,746	$25,635,793
Changes From Operations:
• Net investment income (loss)	245,236	366,251	(163,875)	(49,719)	12,299	516,448	635,574
• Net realized gain (loss) on investments	863,632	752,815	1,075,908	1,058,119	3,709	340,236	(126,362)
• Net change in unrealized appreciation or depreciation on investments	4,554,200	3,594,312	(243,722)	375,952	37,634	3,730,837	498,491
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,663,068	4,713,378	668,311	1,384,352	53,642	4,587,521	1,007,703
Change From Unit Transactions:
• Contract purchases	3,756,394	2,764,425	6,751,982	3,775,449	559,483	6,532,953	4,454,462
• Contract withdrawals	(1,737,029)	(1,186,842)	(2,477,720)	(1,453,149)	(150,076)	(2,967,717)	(2,253,777)
• Contract transfers	3,559,356	5,528,448	2,536,023	3,000,248	1,038,837	7,552,107	7,453,341
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,578,721	7,106,031	6,810,285	5,322,548	1,448,244	11,117,343	9,654,026
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,241,789	11,819,409	7,478,596	6,706,900	1,501,886	15,704,864	10,661,729
NET ASSETS AT DECEMBER 31, 2016	34,206,627	24,540,696	35,251,022	21,280,456	1,591,773	49,917,610	36,297,522
Changes From Operations:
• Net investment income (loss)	187,563	615,423	(187,293)	(110,264)	39,319	657,533	772,491
• Net realized gain (loss) on investments	1,732,536	2,757,013	2,227,805	1,184,569	52,502	698,403	278,487
• Net change in unrealized appreciation or depreciation on investments	3,587,575	(1,605,881)	10,354,693	4,385,706	251,832	9,947,190	10,095,532
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,507,674	1,766,555	12,395,205	5,460,011	343,653	11,303,126	11,146,510
Change From Unit Transactions:
• Contract purchases	5,053,470	3,217,023	5,985,654	2,869,271	469,165	9,094,006	5,119,931
• Contract withdrawals	(2,499,143)	(1,596,981)	(3,020,732)	(1,600,881)	(229,064)	(3,677,263)	(2,659,220)
• Contract transfers	7,921,913	6,218,628	4,338,998	2,316,567	1,795,895	13,316,004	8,692,128
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,476,240	7,838,670	7,303,920	3,584,957	2,035,996	18,732,747	11,152,839
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,983,914	9,605,225	19,699,125	9,044,968	2,379,649	30,035,873	22,299,349
NET ASSETS AT DECEMBER 31, 2017	$50,190,541	$34,145,921	$54,950,147	$30,325,424	$3,971,422	$79,953,483	$58,596,871

See accompanying notes.

	LVIP VIP Mid Cap Managed Volatility Portfolio - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount
NET ASSETS AT JANUARY 1, 2016	$175,773	$11,947,015	$10,526,110	$1,525,765	$2,122,506	$2,551,482
Changes From Operations:
• Net investment income (loss)	(2,342)	(67,440)	(8,914)	(6,092)	11,870	(10,247)
• Net realized gain (loss) on investments	32,282	1,275,950	246,610	110,745	(184,924)	103,838
• Net change in unrealized appreciation or depreciation on investments	11,431	(1,168,309)	1,287,909	203,853	157,541	(151,952)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	41,371	40,201	1,525,605	308,506	(15,513)	(58,361)
Change From Unit Transactions:
• Contract purchases	76,774	2,310,591	2,169,344	108,448	121,346	152,850
• Contract withdrawals	(33,682)	(1,020,083)	(1,021,111)	(89,589)	(111,265)	(120,919)
• Contract transfers	(260,236)	1,647,392	370,405	(427,921)	(507,369)	(155,739)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(217,144)	2,937,900	1,518,638	(409,062)	(497,288)	(123,808)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(175,773)	2,978,101	3,044,243	(100,556)	(512,801)	(182,169)
NET ASSETS AT DECEMBER 31, 2016	—	14,925,116	13,570,353	1,425,209	1,609,705	2,369,313
Changes From Operations:
• Net investment income (loss)	—	(102,134)	(28,203)	(4,932)	24,486	(9,612)
• Net realized gain (loss) on investments	—	1,574,667	989,607	173,939	5,137	130,847
• Net change in unrealized appreciation or depreciation on investments	—	3,975,176	1,174,074	74,004	330,199	759,079
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	5,447,709	2,135,478	243,011	359,822	880,314
Change From Unit Transactions:
• Contract purchases	—	2,857,050	2,703,496	88,211	111,008	133,942
• Contract withdrawals	—	(1,290,555)	(1,364,036)	(169,646)	(176,446)	(121,175)
• Contract transfers	—	397,646	3,516,133	(69,580)	(30,327)	(335,339)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	1,964,141	4,855,593	(151,015)	(95,765)	(322,572)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	7,411,850	6,991,071	91,996	264,057	557,742
NET ASSETS AT DECEMBER 31, 2017	$—	$22,336,966	$20,561,424	$1,517,205	$1,873,762	$2,927,055

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	M Large Cap Value Fund Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$2,201,681	$24,733,134	$27,419,153	$30,854,834	$798,921	$1,215,782	$17,496,330
Changes From Operations:
• Net investment income (loss)	27,685	(131,324)	684,370	1,126,490	3,995	3,175	(77,289)
• Net realized gain (loss) on investments	33,088	2,195,822	1,470,296	616,535	77,013	160,709	508,719
• Net change in unrealized appreciation or depreciation on investments	149,586	(1,543,775)	130,476	1,645,425	15,426	155,149	186,930
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210,359	520,723	2,285,142	3,388,450	96,434	319,033	618,360
Change From Unit Transactions:
• Contract purchases	152,071	3,233,208	3,345,284	3,180,292	25,046	61,633	725,721
• Contract withdrawals	(121,600)	(2,496,752)	(3,252,521)	(3,528,684)	(67,718)	(141,257)	(1,661,935)
• Contract transfers	(436,971)	3,140,724	1,564,164	1,845,370	200,996	192,613	(196,396)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(406,500)	3,877,180	1,656,927	1,496,978	158,324	112,989	(1,132,610)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(196,141)	4,397,903	3,942,069	4,885,428	254,758	432,022	(514,250)
NET ASSETS AT DECEMBER 31, 2016	2,005,540	29,131,037	31,361,222	35,740,262	1,053,679	1,647,804	16,982,080
Changes From Operations:
• Net investment income (loss)	25,625	(167,851)	669,645	1,405,220	5,007	387	(79,513)
• Net realized gain (loss) on investments	115,418	2,528,611	1,560,644	98,427	60,608	115,030	463,675
• Net change in unrealized appreciation or depreciation on investments	150,758	7,043,164	1,669,429	3,371,315	155,033	81,687	3,580,008
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	291,801	9,403,924	3,899,718	4,874,962	220,648	197,104	3,964,170
Change From Unit Transactions:
• Contract purchases	139,479	4,175,272	3,812,714	3,148,860	22,109	77,535	654,279
• Contract withdrawals	(203,302)	(3,282,241)	(3,857,638)	(3,719,435)	(267,772)	(315,560)	(2,083,612)
• Contract transfers	(763)	2,358,952	4,652,427	(799,991)	(2,207)	(12,046)	(634,119)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(64,586)	3,251,983	4,607,503	(1,370,566)	(247,870)	(250,071)	(2,063,452)
TOTAL INCREASE (DECREASE) IN NET ASSETS	227,215	12,655,907	8,507,221	3,504,396	(27,222)	(52,967)	1,900,718
NET ASSETS AT DECEMBER 31, 2017	$2,232,755	$41,786,944	$39,868,443	$39,244,658	$1,026,457	$1,594,837	$18,882,798
See accompanying notes.

	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT Commodity- RealReturn® Strategy Portfolio - Administrative Class Subaccount	Putnam VT Equity Income Fund - Class IB Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Putnam VT Growth & Income Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$5,459,516	$14,511,219	$—	$3,383,281	$1,386,528	$1,282,639
Changes From Operations:
• Net investment income (loss)	12,756	100,695	—	(12,897)	14,315	20,495
• Net realized gain (loss) on investments	563,373	(1,187,800)	—	335,443	93,568	7,677
• Net change in unrealized appreciation or depreciation on investments	241,479	3,373,903	—	(682,099)	81,580	56,567
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	817,608	2,286,798	—	(359,553)	189,463	84,739
Change From Unit Transactions:
• Contract purchases	236,873	2,231,112	—	117,319	55,206	77,196
• Contract withdrawals	(446,159)	(1,147,667)	—	(355,463)	(76,374)	(169,092)
• Contract transfers	(247,905)	718,368	—	(771,153)	(159,397)	43,497
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(457,191)	1,801,813	—	(1,009,297)	(180,565)	(48,399)
TOTAL INCREASE (DECREASE) IN NET ASSETS	360,417	4,088,611	—	(1,368,850)	8,898	36,340
NET ASSETS AT DECEMBER 31, 2016	5,819,933	18,599,830	—	2,014,431	1,395,426	1,318,979
Changes From Operations:
• Net investment income (loss)	26,196	2,206,348	(5,073)	128	27,569	30,179
• Net realized gain (loss) on investments	135,841	(794,972)	4,038	152,550	316,451	10,184
• Net change in unrealized appreciation or depreciation on investments	749,666	(897,600)	195,250	116,167	(275,023)	165,471
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	911,703	513,776	194,215	268,845	68,997	205,834
Change From Unit Transactions:
• Contract purchases	188,079	2,247,633	24,554	62,463	17,123	73,868
• Contract withdrawals	(536,731)	(1,491,903)	(53,087)	(326,057)	(22,380)	(185,755)
• Contract transfers	(64,154)	3,495,630	1,531,588	(138,373)	(1,459,166)	(65,647)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(412,806)	4,251,360	1,503,055	(401,967)	(1,464,423)	(177,534)
TOTAL INCREASE (DECREASE) IN NET ASSETS	498,897	4,765,136	1,697,270	(133,122)	(1,395,426)	28,300
NET ASSETS AT DECEMBER 31, 2017	$6,318,830	$23,364,966	$1,697,270	$1,881,309	$—	$1,347,279

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$3,224,608	$20,771,703	$7,129,446	$1,036,630
Changes From Operations:
• Net investment income (loss)	41,666	(144,932)	132,498	16,724
• Net realized gain (loss) on investments	21,844	(411,442)	304,663	55,825
• Net change in unrealized appreciation or depreciation on investments	134,715	1,386,293	225,563	23,826
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	198,225	829,919	662,724	96,375
Change From Unit Transactions:
• Contract purchases	241,631	4,052,032	330,107	66,901
• Contract withdrawals	(520,894)	(2,113,270)	(533,418)	(116,714)
• Contract transfers	52,976	4,076,961	(124,202)	(97)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(226,287)	6,015,723	(327,513)	(49,910)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,062)	6,845,642	335,211	46,465
NET ASSETS AT DECEMBER 31, 2016	3,196,546	27,617,345	7,464,657	1,083,095
Changes From Operations:
• Net investment income (loss)	71,218	(201,895)	111,782	13,385
• Net realized gain (loss) on investments	29,518	(48,391)	120,131	29,317
• Net change in unrealized appreciation or depreciation on investments	390,661	601,859	1,095,209	151,021
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	491,397	351,573	1,327,122	193,723
Change From Unit Transactions:
• Contract purchases	180,794	3,777,857	354,432	70,756
• Contract withdrawals	(736,338)	(2,458,618)	(575,001)	(119,503)
• Contract transfers	418,953	6,635,202	(120,258)	29,606
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(136,591)	7,954,441	(340,827)	(19,141)
TOTAL INCREASE (DECREASE) IN NET ASSETS	354,806	8,306,014	986,295	174,582
NET ASSETS AT DECEMBER 31, 2017	$3,551,352	$35,923,359	$8,450,952	$1,257,677

See accompanying notes.

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements

December 31, 2017

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of eighteen products as follows:

• VUL-I • Lincoln VULCV • Lincoln VULCV-II • Lincoln VULCV-III • Lincoln VULCV-IV • Lincoln VULDB • Lincoln VULDB-II • Lincoln VULDB-IV • MoneyGuard VUL • Lincoln VULONE • Lincoln Momentum VULONE	• Lincoln VULONE 2005 • Lincoln Momentum VULONE 2005 • Lincoln VULONE 2007 • Lincoln Momentum VULONE 2007 • Lincoln AssetEdge VUL • Lincoln VULONE 2012 • Lincoln VULONE 2014

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Plus Bond Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Inflation Protection Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche Investments VIT Funds:

Deutsche Equity 500 Index VIP Portfolio - Class A

Deutsche Small Cap Index VIP Portfolio - Class A

Deutsche Variable Series II:

Deutsche Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Growth Opportunities Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares

Janus Henderson Global Technology Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Global Allocation
Portfolio - Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Clarion Global Real Estate Fund - Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Managed Risk Profile 2010 Fund - Standard Class

LVIP Managed Risk Profile 2020 Fund - Standard Class

LVIP Managed Risk Profile 2030 Fund - Standard Class

LVIP Managed Risk Profile 2040 Fund - Standard Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Equity Income Fund - Class IB

Putnam VT Global Health Care Fund - Class IB

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2017. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2016, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2016, the 2016 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2016:

American Century VP Balanced Fund - Class I	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Mid Cap Core Portfolio - Class I	ClearBridge Variable Mid Cap Portfolio - Class I
LVIP BlackRock Equity Dividend Managed Volatility Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP UBS Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Managed Volatility Fund - Standard Class	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Templeton Growth Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Money Market Fund - Standard Class	LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP SSgA Bond Index Fund - Standard Class	LVIP SSGA Bond Index Fund - Standard Class
LVIP SSgA Conservative Index Allocation Fund - Standard Class	LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSgA Conservative Structured Allocation Fund - Standard Class	LVIP SSGA Conservative Structured Allocation Fund - Standard Class
LVIP SSgA Developed International 150 Fund - Standard Class	LVIP SSGA Developed International 150 Fund - Standard Class
LVIP SSgA Emerging Markets 100 Fund - Standard Class	LVIP SSGA Emerging Markets 100 Fund - Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSgA International Index Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class
LVIP SSgA Large Cap 100 Fund - Standard Class	LVIP SSGA Large Cap 100 Fund - Standard Class
LVIP SSgA Moderate Index Allocation Fund - Standard Class	LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSgA Moderate Structured Allocation Fund - Standard Class	LVIP SSGA Moderate Structured Allocation Fund - Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
LVIP SSgA S&P 500 Index Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSgA Small-Cap Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP SSgA Small-Mid Cap 200 Fund - Standard Class	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class

Also during 2016, the LVIP VIP Mid Cap Managed Volatility Portfolio - Standard Class ceased to be available as an investment option to Variable Account contract owners:

During 2017, the following funds changed their names:

Previous Fund Name	New Fund Name
Delaware VIP® Smid Cap Growth Series - Standard Class	Delaware VIP® Smid Cap Core Series - Standard Class
Janus Aspen Balanced Portfolio - Institutional Shares	Janus Henderson Balanced Portfolio - Institutional Shares
Janus Aspen Balanced Portfolio - Service Shares	Janus Henderson Balanced Portfolio - Service Shares
Janus Aspen Enterprise Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares
Janus Aspen Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares
Janus Aspen Global Research Portfolio - Service Shares	Janus Henderson Global Research Portfolio - Service Shares
Janus Aspen Global Technology Portfolio - Service Shares	Janus Henderson Global Technology Portfolio - Service Shares
LVIP Delaware Foundation Aggressive Allocation Fund - Standard Class	LVIP Delaware Wealth Builder Fund - Standard Class

During 2017, the following fund merger occurred:

Fund Acquired	Acquiring Fund
Putnam VT Growth & Income Fund - Class IB	Putnam VT Equity Income Fund - Class IB

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the eighteen policy types within the Variable Account:

•  VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

•  Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

•  Lincoln VULDB - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  MoneyGuard VUL - annual rate of 1.00%.

•  Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

•  Lincoln VULONE 2012 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln VULONE 2014 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2017 and 2016, amounted to $72,147,738 and $55,745,283, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2017 and 2016, totaled $83,910,228 and $68,003,105, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2017 and 2016, amounted to $124,716,418 and $111,041,428, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. For the years ended December 31, 2017 and 2016, transfer charges amounted to $364 and $2,209, respectively.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VULONE 2007, Lincoln Momentum VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014 and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2017 and 2016, were $5,995,316 and $6,011,856, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2017, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2017		0.10%	0.90%	$12.84	$29.97	496,531	$8,594,636	35.44%	36.53%	0.48%
	2016		0.10%	0.90%	9.41	22.01	419,905	5,477,044	-1.51%	-0.72%	0.00%
	2015		0.10%	0.90%	10.70	22.22	401,151	5,474,239	1.97%	2.79%	0.00%
	2014		0.10%	0.90%	11.53	21.68	338,698	4,612,558	4.12%	4.96%	0.00%
	2013		0.10%	0.90%	10.99	20.70	285,012	3,842,718	22.16%	23.14%	0.26%
AB VPS Growth and Income Portfolio - Class A
	2017		0.10%	0.90%	13.59	37.07	1,047,809	20,780,746	17.86%	18.81%	1.45%
	2016		0.10%	0.90%	11.45	31.28	1,088,497	19,044,608	10.30%	11.19%	0.93%
	2015		0.10%	0.90%	10.97	28.21	1,069,410	18,358,604	0.79%	1.60%	1.44%
	2014		0.10%	0.90%	13.98	27.83	992,623	18,629,064	8.56%	9.43%	1.38%
	2013		0.10%	0.90%	12.84	25.50	1,002,083	18,075,613	33.76%	34.83%	1.34%
AB VPS International Value Portfolio - Class A
	2017		0.10%	0.90%	8.29	15.58	860,133	10,339,799	24.30%	25.29%	2.21%
	2016		0.10%	0.90%	6.65	12.47	956,276	8,805,530	-1.39%	-0.60%	1.23%
	2015		0.10%	0.90%	6.73	12.57	946,832	8,677,035	1.66%	2.49%	2.47%
	2014		0.10%	0.90%	6.60	12.30	989,312	8,864,342	-7.06%	-6.30%	3.71%
	2013		0.10%	0.90%	7.08	13.16	947,937	8,991,505	21.90%	22.88%	6.24%
AB VPS Large Cap Growth Portfolio - Class A
	2017		0.20%	0.90%	16.97	40.79	107,378	2,905,893	30.80%	31.73%	0.00%
	2016		0.20%	0.90%	12.88	31.02	122,418	2,539,571	1.71%	2.42%	0.00%
	2015		0.20%	0.90%	12.58	30.33	146,506	2,988,450	10.12%	10.89%	0.00%
	2014		0.20%	0.90%	16.05	27.39	127,878	2,357,039	13.12%	13.74%	0.00%
	2013		0.35%	0.90%	14.11	24.08	124,641	2,190,051	36.12%	36.87%	0.07%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2017		0.10%	1.00%	12.80	50.95	2,270,416	44,103,285	12.03%	13.03%	0.47%
	2016		0.10%	1.00%	11.33	45.48	1,928,473	35,255,726	23.84%	24.96%	0.57%
	2015		0.10%	1.00%	9.90	36.72	1,713,484	27,362,997	-6.43%	-5.58%	0.81%
	2014		0.10%	1.00%	15.83	39.25	1,360,777	26,108,168	8.11%	9.09%	0.71%
	2013		0.10%	1.00%	14.59	36.30	1,056,773	21,665,018	36.69%	37.92%	0.62%
American Century VP Balanced Fund - Class I
	2017		0.15%	0.90%	11.81	11.95	546,506	6,458,581	12.89%	13.74%	1.76%
	2016	6/7/16	0.15%	0.90%	10.46	10.51	151,196	1,582,479	0.29%	3.84%	1.04%
American Century VP Inflation Protection Fund - Class I
	2017		0.10%	0.90%	10.37	15.11	1,048,384	12,406,425	2.99%	3.82%	2.85%
	2016		0.10%	0.90%	10.02	14.67	1,027,551	12,142,362	3.77%	4.60%	1.94%
	2015		0.10%	0.90%	9.60	14.81	986,137	11,577,435	-3.16%	-2.38%	2.35%
	2014		0.10%	0.90%	9.86	15.24	977,276	12,687,686	2.65%	3.47%	1.47%
	2013		0.10%	0.90%	9.55	14.78	1,023,815	13,563,160	-9.04%	-8.31%	1.82%
American Funds Global Growth Fund - Class 2
	2017		0.10%	0.90%	12.80	34.99	4,998,285	86,532,641	30.29%	31.34%	0.71%
	2016		0.10%	0.90%	9.75	26.78	4,100,726	58,234,955	-0.28%	0.52%	0.88%
	2015		0.10%	0.90%	11.06	26.75	3,238,915	50,119,731	5.98%	6.83%	1.09%
	2014		0.10%	0.90%	14.03	25.14	2,426,384	39,922,848	1.40%	2.21%	1.24%
	2013		0.10%	0.90%	13.80	24.70	1,657,480	30,699,471	28.02%	29.05%	1.34%
American Funds Global Small Capitalization Fund - Class 2
	2017		0.10%	0.90%	11.39	36.06	4,868,057	77,181,740	24.77%	25.77%	0.43%
	2016		0.10%	0.90%	9.07	28.91	4,358,690	57,801,698	1.18%	2.00%	0.24%
	2015		0.10%	1.00%	9.93	35.54	3,770,193	52,642,645	-0.74%	0.17%	0.00%
	2014		0.10%	1.00%	11.49	35.81	2,554,875	41,676,174	1.10%	2.02%	0.13%
	2013		0.10%	1.00%	11.32	35.42	1,904,054	34,273,606	26.97%	28.15%	0.84%
American Funds Growth Fund - Class 2
	2017		0.10%	0.90%	13.99	41.29	13,849,034	281,539,220	27.14%	28.16%	0.52%
	2016		0.10%	0.90%	10.93	32.30	12,238,220	208,322,080	8.51%	9.38%	0.73%
	2015		0.10%	1.00%	11.52	29.60	10,748,835	183,473,700	5.80%	6.75%	0.61%
	2014		0.10%	1.00%	14.43	27.80	9,669,408	172,499,620	7.43%	8.40%	0.84%
	2013		0.10%	1.00%	13.37	25.71	7,873,591	144,273,943	28.82%	29.97%	0.96%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund - Class 2
	2017		0.10%	1.00%	$13.17	$35.25	15,241,486	$288,725,558	21.17%	22.26%	1.48%
	2016		0.10%	1.00%	10.79	28.90	12,593,854	210,742,257	10.41%	11.41%	1.42%
	2015		0.10%	1.00%	10.87	26.01	10,692,293	174,387,716	0.45%	1.35%	1.36%
	2014		0.10%	1.00%	14.41	25.73	8,867,192	156,746,820	9.53%	10.52%	1.36%
	2013		0.10%	1.00%	13.10	23.33	7,417,560	128,388,998	32.17%	33.37%	1.42%
American Funds International Fund - Class 2
	2017		0.10%	1.00%	11.96	30.65	11,304,100	172,310,088	30.83%	32.01%	1.31%
	2016		0.10%	1.00%	9.07	23.43	10,273,705	123,514,398	2.50%	3.43%	1.32%
	2015		0.10%	1.00%	9.14	22.85	8,917,707	110,505,162	-5.48%	-4.62%	1.59%
	2014		0.10%	1.00%	10.87	24.18	6,536,858	93,859,012	-3.62%	-2.75%	1.51%
	2013		0.10%	1.00%	11.18	25.09	4,853,384	78,474,519	20.42%	21.51%	1.47%
BlackRock Global Allocation V.I. Fund - Class I
	2017		0.10%	0.90%	11.14	18.75	14,609,706	192,945,905	12.84%	13.74%	1.39%
	2016		0.10%	0.90%	9.80	16.49	12,838,157	153,277,088	3.18%	4.01%	1.28%
	2015		0.10%	0.90%	10.11	15.85	10,817,612	127,975,889	-1.60%	-0.81%	1.23%
	2014		0.10%	0.90%	11.94	15.98	7,870,482	99,358,349	1.19%	2.01%	2.64%
	2013		0.10%	0.90%	11.76	15.67	4,338,904	57,398,644	13.73%	14.64%	1.58%
ClearBridge Variable Mid Cap Portfolio - Class I
	2017		0.10%	0.90%	11.90	13.42	985,363	12,850,270	11.77%	12.69%	0.55%
	2016		0.10%	0.90%	10.56	11.91	522,516	6,099,071	8.34%	9.24%	0.87%
	2015		0.10%	0.90%	10.75	10.89	330,107	3,558,292	1.37%	2.15%	0.05%
	2014	6/26/14	0.15%	0.90%	10.61	10.66	85,980	912,662	0.95%	4.67%	0.60%
Delaware VIP® Diversified Income Series - Standard Class
	2017		0.10%	0.90%	10.58	18.94	5,406,839	65,217,966	4.28%	5.12%	2.53%
	2016		0.10%	0.90%	10.08	19.10	4,261,885	52,057,689	2.60%	3.42%	2.99%
	2015		0.10%	0.90%	10.02	18.55	3,833,088	47,192,164	-1.97%	-1.18%	2.98%
	2014		0.10%	0.90%	10.48	18.84	3,191,545	43,062,799	4.37%	5.21%	2.18%
	2013		0.10%	0.90%	10.01	17.98	2,674,650	36,899,741	-2.15%	-1.36%	2.34%
Delaware VIP® Emerging Markets Series - Standard Class
	2017		0.10%	0.90%	12.38	59.67	4,915,691	74,061,466	39.29%	40.41%	0.57%
	2016		0.10%	0.90%	8.82	42.84	4,525,250	51,078,363	12.91%	13.82%	0.99%
	2015		0.10%	0.90%	7.76	37.94	4,002,325	42,423,283	-15.27%	-14.59%	0.85%
	2014		0.10%	0.90%	9.30	45.14	3,005,846	41,131,740	-8.88%	-8.15%	0.63%
	2013		0.10%	0.90%	10.13	49.46	2,240,382	37,342,425	9.15%	10.03%	1.61%
Delaware VIP® High Yield Series - Standard Class
	2017		0.10%	1.00%	10.82	30.74	1,311,694	19,777,266	6.42%	7.38%	5.76%
	2016		0.10%	1.00%	10.09	28.89	1,357,114	19,916,891	12.03%	13.05%	6.57%
	2015		0.10%	1.00%	8.93	25.79	1,230,142	17,691,901	-7.53%	-6.69%	6.90%
	2014		0.10%	1.00%	11.88	27.88	1,168,732	19,744,934	-1.28%	-0.39%	6.92%
	2013		0.10%	1.00%	11.95	28.25	1,248,769	23,209,952	8.13%	9.11%	7.28%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2017		0.10%	0.90%	10.27	13.47	4,534,141	48,447,654	1.25%	2.07%	2.06%
	2016		0.10%	0.90%	10.14	13.43	3,138,535	33,450,746	1.17%	1.99%	1.52%
	2015		0.10%	0.90%	10.00	13.22	2,611,448	27,574,993	-0.12%	0.69%	1.70%
	2014		0.10%	0.90%	9.98	13.18	2,211,452	23,581,584	0.78%	1.59%	1.61%
	2013		0.10%	0.90%	9.88	13.03	1,348,127	14,683,203	-1.95%	-1.16%	1.52%
Delaware VIP® REIT Series - Standard Class
	2017		0.10%	0.90%	11.23	55.44	3,383,354	54,493,327	0.63%	1.43%	1.54%
	2016		0.10%	0.90%	11.08	55.10	3,037,931	51,206,803	4.92%	5.76%	1.14%
	2015		0.10%	0.90%	11.60	52.51	2,557,553	44,256,914	2.82%	3.64%	1.23%
	2014		0.10%	0.90%	13.20	51.08	2,327,519	42,855,301	28.30%	29.33%	1.32%
	2013		0.10%	0.90%	10.26	39.81	1,884,804	30,781,667	1.23%	2.04%	1.51%
Delaware VIP® Small Cap Value Series - Standard Class
	2017		0.10%	0.90%	13.44	61.83	3,588,361	73,592,347	11.05%	11.94%	0.83%
	2016		0.10%	0.90%	12.01	55.68	3,235,143	64,478,321	30.23%	31.27%	0.88%
	2015		0.10%	1.00%	9.60	42.76	3,099,508	50,688,724	-7.15%	-6.31%	0.71%
	2014		0.10%	1.00%	14.40	46.01	2,641,599	53,090,851	4.81%	5.76%	0.54%
	2013		0.10%	1.00%	13.69	43.85	2,274,325	49,290,834	32.18%	33.37%	0.71%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Smid Cap Core Series - Standard Class
	2017		0.10%	1.00%	$12.75	$53.44	2,751,030	$56,690,538	17.47%	18.53%	0.29%
	2016		0.10%	1.00%	10.78	45.20	2,295,043	43,872,895	7.22%	8.19%	0.21%
	2015		0.10%	1.00%	11.60	41.89	1,950,621	39,170,046	6.47%	7.43%	0.37%
	2014		0.10%	1.00%	14.17	39.09	1,677,683	34,991,225	2.12%	3.05%	0.07%
	2013		0.10%	1.00%	13.79	38.03	1,366,751	32,448,750	39.92%	41.18%	0.02%
Delaware VIP® U.S. Growth Series - Standard Class
	2017		0.10%	0.90%	12.17	40.90	1,442,528	29,003,038	27.13%	28.15%	0.00%
	2016		0.10%	0.90%	9.50	32.00	1,474,284	23,616,731	-6.01%	-5.26%	0.60%
	2015		0.10%	0.90%	11.82	33.86	1,253,641	22,166,112	4.44%	5.28%	0.54%
	2014		0.10%	0.90%	15.24	32.24	900,788	15,883,188	11.77%	12.67%	0.20%
	2013		0.10%	0.90%	13.59	28.69	570,705	9,582,417	33.55%	34.62%	0.27%
Delaware VIP® Value Series - Standard Class
	2017		0.10%	0.90%	12.57	35.90	3,296,413	61,597,728	12.78%	13.68%	1.67%
	2016		0.10%	0.90%	11.07	31.66	3,077,982	53,318,964	13.62%	14.53%	1.72%
	2015		0.10%	0.90%	10.88	27.71	2,635,438	42,976,167	-1.31%	-0.51%	1.64%
	2014		0.10%	0.90%	14.82	27.92	1,941,037	36,435,135	12.97%	13.88%	1.61%
	2013		0.10%	0.90%	13.08	24.58	1,507,898	27,434,727	32.50%	33.56%	1.64%
Deutsche Alternative Asset Allocation VIP Portfolio - Class A
	2017		0.10%	0.90%	10.40	15.29	1,276,419	14,472,510	6.44%	7.30%	2.35%
	2016		0.10%	0.90%	9.70	14.25	1,261,529	13,672,891	4.34%	5.19%	2.04%
	2015		0.10%	0.90%	9.47	13.54	1,114,483	11,658,619	-7.13%	-6.39%	3.00%
	2014		0.10%	0.90%	10.61	14.47	869,841	10,210,134	2.57%	3.40%	1.77%
	2013		0.10%	0.90%	10.32	13.99	600,128	7,065,431	0.03%	0.83%	1.78%
Deutsche Equity 500 Index VIP Portfolio - Class A
	2017		0.20%	0.90%	13.27	35.81	1,971,921	46,641,587	20.45%	21.29%	1.75%
	2016		0.20%	0.90%	10.94	29.57	2,079,174	41,477,903	10.61%	11.39%	1.90%
	2015		0.20%	0.90%	11.07	26.58	2,192,981	41,249,244	0.22%	0.93%	1.64%
	2014		0.20%	0.90%	15.69	26.38	2,185,602	44,421,974	12.38%	12.99%	1.86%
	2013		0.35%	0.90%	13.89	23.34	2,361,337	44,101,026	30.74%	31.47%	1.79%
Deutsche Small Cap Index VIP Portfolio - Class A
	2017		0.20%	0.90%	12.76	38.00	536,805	11,673,122	13.30%	14.10%	0.95%
	2016		0.20%	0.90%	11.18	33.53	549,713	10,955,142	19.94%	20.79%	1.01%
	2015		0.20%	0.90%	10.19	27.96	554,862	9,776,984	-5.45%	-4.79%	1.03%
	2014		0.20%	0.90%	15.60	29.57	544,841	11,279,050	3.80%	4.38%	0.96%
	2013		0.35%	0.90%	14.94	28.49	599,148	12,693,520	37.40%	38.15%	1.63%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2017		0.55%	0.55%	20.61	20.61	30,235	623,114	13.48%	13.48%	1.88%
	2016		0.55%	0.55%	18.16	18.16	31,718	576,034	2.51%	2.51%	1.33%
	2015		0.55%	0.55%	17.72	17.72	37,733	668,525	-0.41%	-0.41%	1.56%
	2014		0.55%	0.55%	17.79	17.79	39,399	700,893	5.25%	5.25%	1.46%
	2013		0.55%	0.55%	16.90	16.90	46,207	780,991	15.07%	15.07%	1.56%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2017		0.10%	0.90%	12.64	35.80	9,885,038	178,604,967	20.67%	21.64%	0.93%
	2016		0.10%	0.90%	10.40	29.50	8,137,498	131,831,325	6.95%	7.80%	0.71%
	2015		0.10%	0.90%	10.97	27.43	6,987,656	114,483,145	-0.34%	0.46%	0.99%
	2014		0.10%	0.90%	14.72	27.69	5,747,873	106,484,014	10.81%	11.70%	0.93%
	2013		0.10%	0.90%	13.24	24.95	4,615,396	86,502,427	29.97%	31.01%	1.04%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2017		0.55%	0.55%	28.94	28.94	71,613	2,072,602	12.27%	12.27%	1.70%
	2016		0.55%	0.55%	25.78	25.78	79,526	2,049,982	17.37%	17.37%	2.11%
	2015		0.55%	0.55%	21.96	21.96	87,054	1,911,926	-4.49%	-4.49%	3.07%
	2014		0.55%	0.55%	23.00	23.00	96,339	2,215,341	8.12%	8.12%	2.69%
	2013		0.55%	0.55%	21.27	21.27	112,150	2,385,184	27.44%	27.44%	2.45%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2017		0.20%	0.90%	13.27	24.91	314,891	6,368,009	11.79%	12.58%	1.58%
	2016		0.20%	0.90%	11.79	22.28	346,349	6,203,382	16.85%	17.67%	2.07%
	2015		0.20%	0.90%	10.02	19.07	371,143	5,641,373	-4.95%	-4.28%	2.98%
	2014		0.20%	0.90%	15.02	20.28	407,591	6,936,144	7.67%	8.27%	2.73%
	2013		0.35%	0.90%	13.87	18.81	414,052	7,024,153	26.87%	27.56%	2.38%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Growth Opportunities Portfolio - Service Class
	2017		0.35%	0.90%	$21.81	$47.72	88,150	$3,370,921	33.20%	33.93%	0.20%
	2016		0.35%	0.90%	16.37	35.63	92,573	2,686,871	-0.65%	-0.10%	0.21%
	2015		0.35%	0.90%	16.48	35.67	102,196	2,912,087	4.54%	5.11%	0.06%
	2014		0.35%	0.90%	15.76	33.93	123,758	3,420,124	11.10%	11.71%	0.11%
	2013		0.35%	0.90%	14.19	30.37	139,465	3,462,177	36.54%	37.30%	0.19%
Fidelity® VIP Growth Portfolio - Service Class
	2017		0.10%	0.90%	13.84	40.24	1,853,706	36,040,561	33.79%	34.87%	0.12%
	2016		0.10%	0.90%	10.28	29.91	1,559,524	23,916,861	-0.19%	0.61%	0.00%
	2015		0.10%	0.90%	11.37	29.80	1,283,933	21,214,286	6.09%	6.95%	0.17%
	2014		0.10%	0.90%	12.29	27.94	945,587	16,141,779	10.19%	11.08%	0.11%
	2013		0.10%	0.90%	11.15	25.21	754,287	12,200,740	34.98%	36.07%	0.22%
Fidelity® VIP High Income Portfolio - Service Class
	2017		0.35%	0.90%	15.95	23.40	85,795	1,718,077	6.11%	6.70%	5.31%
	2016		0.35%	0.90%	14.95	21.93	85,940	1,611,420	13.35%	13.97%	4.81%
	2015		0.35%	0.90%	13.11	19.24	89,564	1,477,402	-4.62%	-4.09%	6.21%
	2014		0.35%	0.90%	13.67	20.06	95,999	1,661,378	0.17%	0.72%	5.68%
	2013		0.35%	0.90%	13.58	19.92	97,879	1,686,934	4.93%	5.50%	5.82%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	2017		0.55%	0.55%	14.47	14.47	74,280	1,074,477	3.64%	3.64%	2.41%
	2016		0.55%	0.55%	13.96	13.96	75,044	1,047,349	4.17%	4.17%	2.13%
	2015		0.55%	0.55%	13.40	13.40	80,283	1,075,646	-1.14%	-1.14%	2.49%
	2014		0.55%	0.55%	13.55	13.55	89,859	1,217,830	5.25%	5.25%	2.14%
	2013		0.55%	0.55%	12.88	12.88	102,868	1,324,640	-2.32%	-2.32%	2.32%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2017		0.10%	0.90%	12.56	32.11	4,556,712	77,563,466	19.62%	20.58%	0.66%
	2016		0.10%	0.90%	10.43	26.74	3,728,133	56,446,576	11.11%	12.00%	0.42%
	2015		0.10%	0.90%	10.61	23.97	3,150,320	46,204,816	-2.38%	-1.60%	0.43%
	2014		0.10%	0.90%	14.79	24.49	2,046,748	36,365,274	5.24%	6.09%	0.18%
	2013		0.10%	0.90%	14.02	23.18	1,553,709	28,285,447	34.84%	35.93%	0.48%
Fidelity® VIP Overseas Portfolio - Service Class
	2017		0.10%	0.90%	11.44	23.40	461,523	7,060,344	28.94%	29.97%	1.34%
	2016		0.10%	0.90%	8.81	18.15	464,842	5,709,533	-5.97%	-5.22%	1.26%
	2015		0.10%	0.90%	9.77	19.30	468,025	6,502,646	2.56%	3.39%	1.28%
	2014		0.10%	0.90%	9.63	18.82	464,026	6,786,528	-8.98%	-8.25%	1.32%
	2013		0.10%	0.90%	10.53	20.68	406,393	6,884,305	29.21%	30.25%	1.28%
Franklin Income VIP Fund - Class 1
	2017		0.10%	0.90%	11.38	20.07	5,759,766	78,550,647	8.96%	9.83%	4.16%
	2016		0.10%	0.90%	10.36	18.28	4,693,244	60,965,041	13.31%	14.22%	4.64%
	2015		0.10%	0.90%	9.60	16.01	4,050,890	47,720,750	-7.67%	-6.93%	4.77%
	2014		0.10%	0.90%	12.23	17.21	2,873,517	38,884,441	3.98%	4.82%	4.95%
	2013		0.10%	0.90%	11.73	16.43	1,807,915	24,992,624	13.16%	14.07%	6.11%
Franklin Mutual Shares VIP Fund - Class 1
	2017		0.10%	0.90%	11.47	22.53	3,038,881	49,819,581	7.66%	8.53%	2.52%
	2016		0.10%	0.90%	10.58	20.77	2,599,392	41,017,546	15.31%	16.24%	2.12%
	2015		0.10%	0.90%	10.36	17.88	2,311,014	32,607,707	-5.55%	-4.79%	3.45%
	2014		0.10%	0.90%	12.66	18.79	1,879,457	28,721,822	6.42%	7.27%	2.35%
	2013		0.10%	0.90%	11.86	17.52	1,459,910	21,275,912	27.37%	28.40%	2.38%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2017		0.10%	0.90%	11.51	37.19	765,005	14,628,179	20.66%	21.62%	0.00%
	2016		0.10%	0.90%	9.48	30.66	736,704	12,249,103	3.47%	4.30%	0.00%
	2015		0.10%	1.00%	10.52	29.47	725,305	12,559,923	-3.42%	-2.54%	0.00%
	2014		0.10%	1.00%	14.71	30.31	722,860	13,768,375	6.71%	7.67%	0.00%
	2013		0.10%	1.00%	13.70	28.22	731,082	13,738,633	37.12%	38.36%	0.00%
Invesco V.I. American Franchise Fund - Series I Shares
	2017		0.35%	1.00%	12.46	30.33	518,985	11,715,569	26.08%	26.90%	0.08%
	2016		0.35%	1.00%	9.87	23.90	596,631	10,444,955	1.25%	1.91%	0.00%
	2015		0.35%	1.00%	9.74	23.45	679,941	11,520,736	3.96%	4.64%	0.00%
	2014		0.35%	1.00%	9.36	22.41	735,141	11,999,408	7.36%	8.06%	0.04%
	2013		0.35%	1.00%	8.71	20.74	836,081	12,782,184	38.74%	39.65%	0.44%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Core Equity Fund - Series I Shares
	2017		0.35%	0.90%	$16.99	$26.81	664,935	$14,837,315	12.16%	12.78%	1.03%
	2016		0.35%	0.90%	15.07	23.77	721,661	14,213,747	9.28%	9.88%	0.70%
	2015		0.35%	0.90%	13.71	21.63	794,112	14,238,813	-6.61%	-6.10%	1.12%
	2014		0.35%	0.90%	14.60	23.04	859,196	16,429,355	7.18%	7.77%	0.84%
	2013		0.35%	0.90%	13.55	21.38	960,990	17,189,244	28.09%	28.80%	1.38%
Invesco V.I. Core Plus Bond Fund - Series I Shares
	2017		0.55%	0.55%	17.10	17.10	36,722	628,087	5.76%	5.76%	3.41%
	2016		0.55%	0.55%	16.17	16.17	36,647	592,668	6.07%	6.07%	3.72%
	2015		0.55%	0.55%	15.25	15.25	40,163	612,341	-0.92%	-0.92%	4.61%
	2014		0.55%	0.55%	15.39	15.39	40,893	629,241	7.43%	7.43%	5.11%
	2013		0.55%	0.55%	14.32	14.32	43,096	617,250	-0.50%	-0.50%	4.92%
Invesco V.I. International Growth Fund - Series I Shares
	2017		0.10%	0.90%	11.02	27.78	1,851,655	23,409,844	21.90%	22.88%	1.51%
	2016		0.10%	0.90%	8.98	22.79	1,477,707	16,185,923	-1.34%	-0.55%	1.36%
	2015		0.10%	0.90%	9.36	23.10	932,955	11,234,187	-3.22%	-2.44%	1.59%
	2014		0.10%	0.90%	12.72	23.87	481,302	7,258,541	-0.57%	-0.02%	1.62%
	2013		0.35%	0.90%	12.72	24.43	372,239	6,618,106	17.95%	18.60%	1.21%
Janus Henderson Balanced Portfolio - Institutional Shares
	2017		0.35%	0.90%	19.67	30.91	339,964	9,258,569	17.37%	18.02%	1.58%
	2016		0.35%	0.90%	16.67	26.34	379,735	8,772,068	3.67%	4.24%	2.02%
	2015		0.35%	0.90%	15.99	25.41	421,246	9,365,077	-0.28%	0.27%	1.58%
	2014		0.35%	0.90%	15.95	25.48	466,155	10,349,899	7.54%	8.13%	1.72%
	2013		0.35%	0.90%	14.75	23.69	528,092	10,855,174	19.08%	19.73%	1.51%
Janus Henderson Balanced Portfolio - Service Shares
	2017		0.20%	0.90%	13.01	28.05	454,449	8,675,892	17.08%	17.90%	1.40%
	2016		0.20%	0.90%	11.03	23.96	456,700	7,472,045	3.39%	4.12%	1.76%
	2015		0.20%	0.90%	10.60	23.17	503,303	7,985,501	-0.49%	0.21%	1.36%
	2014		0.20%	0.90%	13.48	23.53	518,113	8,526,062	7.27%	7.86%	1.51%
	2013		0.35%	0.90%	12.50	21.90	527,237	8,665,201	18.73%	19.38%	1.33%
Janus Henderson Enterprise Portfolio - Service Shares
	2017		0.20%	0.90%	16.27	49.16	191,701	5,276,567	25.95%	26.84%	0.15%
	2016		0.20%	0.90%	12.83	38.82	185,039	3,990,719	11.10%	11.88%	0.02%
	2015		0.20%	0.90%	11.47	34.75	184,285	3,595,877	2.84%	3.56%	0.53%
	2014		0.20%	0.90%	15.53	33.64	156,349	3,362,687	11.24%	11.85%	0.03%
	2013		0.35%	0.90%	13.89	30.20	154,425	3,441,082	30.85%	31.58%	0.36%
Janus Henderson Global Research Portfolio - Institutional Shares
	2017		0.35%	0.90%	17.05	31.36	361,514	9,252,775	25.89%	26.58%	0.82%
	2016		0.35%	0.90%	13.54	24.77	404,834	8,155,378	1.15%	1.71%	0.99%
	2015		0.35%	0.90%	13.39	24.36	435,385	8,681,008	-3.16%	-2.63%	0.64%
	2014		0.35%	0.90%	13.82	25.02	488,076	10,035,395	6.48%	7.07%	1.06%
	2013		0.35%	0.90%	12.98	23.36	550,084	10,592,007	27.28%	27.98%	1.20%
Janus Henderson Global Research Portfolio - Service Shares
	2017		0.35%	0.90%	18.39	20.34	109,072	2,089,172	25.55%	26.24%	0.67%
	2016		0.35%	0.90%	14.57	16.11	128,263	1,953,244	0.91%	1.46%	0.86%
	2015		0.35%	0.90%	14.36	15.88	153,288	2,309,212	-3.41%	-2.87%	0.52%
	2014		0.35%	0.90%	14.78	16.35	164,319	2,556,958	6.22%	6.81%	0.97%
	2013		0.35%	0.90%	13.84	15.31	169,799	2,477,199	26.93%	27.63%	1.09%
Janus Henderson Global Technology Portfolio - Service Shares
	2017		0.35%	0.90%	14.05	58.88	90,981	2,622,767	43.62%	44.41%	0.00%
	2016		0.35%	0.90%	9.78	40.78	76,160	1,537,667	12.83%	13.45%	0.08%
	2015		0.35%	0.90%	8.67	35.94	101,709	1,664,620	3.71%	4.28%	0.00%
	2014		0.35%	0.90%	8.36	34.46	102,897	1,624,767	8.37%	8.97%	0.00%
	2013		0.35%	0.90%	7.71	31.63	111,552	1,578,895	34.18%	34.92%	0.00%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2017		0.10%	0.90%	11.59	11.82	571,085	6,657,814	16.06%	16.94%	1.79%
	2016		0.15%	0.90%	9.99	10.11	386,823	3,876,049	5.18%	5.97%	4.66%
	2015	7/7/15	0.15%	0.90%	9.49	9.54	40,309	382,980	-5.82%	3.11%	3.57%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund - Service Class
	2017		0.10%	0.90%	$12.35	$50.33	1,766,497	$33,730,267	26.10%	27.11%	0.00%
	2016		0.10%	0.90%	9.72	39.91	1,552,326	25,522,295	4.62%	5.46%	0.49%
	2015		0.10%	0.90%	10.28	38.15	1,396,857	22,940,593	-5.62%	-4.87%	0.00%
	2014		0.10%	0.90%	15.33	40.42	1,055,825	20,430,416	3.92%	4.75%	0.21%
	2013		0.10%	0.90%	14.71	38.90	777,606	15,985,041	38.81%	39.92%	0.43%
LVIP Baron Growth Opportunities Fund - Standard Class
	2017		0.20%	0.90%	12.44	31.07	67,774	1,266,992	26.42%	27.35%	0.00%
	2016		0.20%	0.90%	9.77	25.75	75,297	1,142,148	4.88%	5.65%	0.66%
	2015		0.20%	0.90%	10.48	24.45	90,195	1,385,268	-5.39%	-4.72%	0.00%
	2014		0.20%	0.90%	16.15	25.74	67,246	1,348,301	4.18%	4.75%	0.39%
	2013		0.35%	0.90%	15.42	24.61	78,933	1,547,194	39.15%	39.92%	0.46%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2017		0.10%	0.90%	12.31	26.52	2,964,341	41,650,533	15.38%	16.31%	1.88%
	2016		0.10%	0.90%	10.59	22.86	3,224,512	39,620,282	10.96%	11.85%	1.88%
	2015		0.10%	0.90%	10.07	20.49	2,746,244	30,871,078	-5.72%	-4.96%	2.00%
	2014		0.10%	0.90%	11.20	21.61	1,409,023	18,348,002	2.56%	3.39%	1.76%
	2013		0.10%	0.90%	10.89	20.96	877,703	11,791,496	17.15%	18.10%	2.17%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.89%
	2015		0.10%	0.90%	7.43	8.60	1,013,569	7,857,815	-15.77%	-15.10%	1.96%
	2014		0.10%	0.90%	8.86	8.93	429,029	3,858,326	-5.47%	-5.03%	1.63%
	2013	6/19/13	0.15%	0.75%	9.37	9.40	126,595	1,186,955	-4.22%	8.41%	2.32%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
	2017		0.15%	0.90%	11.56	11.71	684,857	7,920,789	13.33%	14.18%	3.42%
	2016	5/20/16	0.15%	0.90%	10.20	10.25	129,243	1,318,727	-0.21%	2.65%	4.02%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2017		0.10%	0.90%	9.69	11.76	2,649,013	27,285,208	1.27%	2.08%	1.74%
	2016		0.10%	0.90%	9.54	11.52	1,931,359	19,654,849	2.64%	3.47%	1.29%
	2015		0.10%	0.90%	9.26	11.14	1,588,294	15,760,994	-3.70%	-2.92%	1.25%
	2014		0.10%	0.90%	9.59	11.47	1,261,371	13,093,600	2.14%	2.96%	1.58%
	2013		0.10%	0.90%	9.36	11.14	931,358	9,610,763	-9.20%	-8.47%	0.53%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
	2017		0.15%	0.90%	11.80	11.95	216,440	2,557,126	12.47%	13.32%	2.00%
	2016	5/20/16	0.15%	0.90%	10.49	10.54	58,410	612,825	1.69%	5.51%	1.64%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.72%
	2015	8/5/15	0.15%	0.90%	8.99	9.03	20,798	186,980	-9.54%	-0.11%	0.60%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2017		0.10%	0.90%	12.31	29.48	464,917	8,464,349	25.00%	26.01%	0.64%
	2016		0.10%	0.90%	9.78	23.45	480,678	7,253,704	-2.20%	-1.41%	0.44%
	2015		0.10%	0.90%	10.52	23.85	458,834	7,375,932	0.43%	1.24%	0.00%
	2014		0.10%	0.90%	13.05	23.62	554,946	9,352,418	4.41%	5.24%	0.00%
	2013		0.10%	0.90%	12.49	22.50	567,935	9,524,913	24.37%	25.37%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2017		0.10%	0.90%	10.89	19.92	641,649	8,396,003	24.44%	25.43%	0.00%
	2016		0.10%	0.90%	8.75	15.89	669,213	7,047,390	1.34%	2.16%	0.00%
	2015		0.10%	0.90%	8.64	15.56	579,644	6,192,811	-5.06%	-4.30%	0.00%
	2014		0.10%	0.90%	11.07	16.26	491,623	5,762,778	-8.14%	-7.40%	0.00%
	2013		0.10%	0.90%	11.98	17.57	280,986	3,718,638	23.70%	24.69%	0.00%
LVIP Clarion Global Real Estate Fund - Standard Class
	2017		0.10%	0.90%	10.58	19.31	1,761,820	23,073,042	9.87%	10.75%	4.61%
	2016		0.10%	0.90%	9.63	17.44	1,571,668	18,644,346	0.28%	1.08%	4.12%
	2015		0.10%	0.90%	9.60	17.27	1,293,390	15,331,533	-2.11%	-1.32%	3.16%
	2014		0.10%	0.90%	9.81	17.51	1,171,019	14,129,192	12.87%	13.78%	2.94%
	2013		0.10%	0.90%	8.69	15.39	960,217	10,026,096	2.38%	3.20%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2017		0.15%	0.90%	11.23	11.46	101,945	1,148,336	16.98%	17.86%	1.09%
	2016		0.15%	0.90%	9.60	9.72	85,557	822,256	2.85%	3.63%	1.20%
	2015	6/29/15	0.15%	0.90%	9.34	9.38	38,579	360,395	-7.12%	0.16%	1.92%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Bond Fund - Standard Class
	2017		0.10%	0.90%	$10.63	$23.25	11,669,804	$143,147,977	3.44%	4.27%	3.02%
	2016		0.10%	0.90%	10.21	22.47	10,230,826	123,172,536	1.80%	2.62%	2.57%
	2015		0.10%	0.90%	10.28	22.08	9,404,253	113,893,044	-0.51%	0.29%	2.49%
	2014		0.10%	0.90%	10.42	22.19	7,889,337	101,292,592	5.03%	5.87%	2.13%
	2013		0.10%	0.90%	9.89	21.13	6,571,502	85,777,236	-3.18%	-2.41%	1.96%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2017		0.10%	0.90%	10.09	11.06	2,151,373	22,295,069	1.62%	2.44%	1.16%
	2016		0.10%	0.90%	9.93	10.80	1,568,004	15,973,683	1.33%	2.15%	0.00%
	2015		0.10%	0.90%	9.80	10.57	1,342,754	13,509,540	-1.60%	-0.81%	1.61%
	2014		0.10%	0.90%	10.12	10.66	1,232,257	12,607,589	-0.29%	0.52%	1.65%
	2013		0.10%	0.90%	10.12	10.60	764,921	7,862,016	-0.15%	0.65%	1.20%
LVIP Delaware Social Awareness Fund - Standard Class
	2017		0.10%	0.90%	12.26	33.79	352,683	6,931,545	19.12%	20.07%	1.29%
	2016		0.10%	0.90%	10.23	28.21	381,280	6,522,336	5.68%	6.53%	1.46%
	2015		0.10%	0.90%	10.98	26.55	342,168	6,098,818	-1.55%	-0.76%	1.49%
	2014		0.10%	0.90%	15.64	26.82	319,793	6,056,599	14.17%	15.09%	1.67%
	2013		0.10%	0.90%	13.66	23.36	227,401	4,214,778	34.47%	35.55%	1.31%
LVIP Delaware Special Opportunities Fund - Standard Class
	2017		0.10%	0.90%	13.45	31.46	711,368	13,197,525	16.70%	17.64%	1.42%
	2016		0.10%	0.90%	11.46	26.76	599,662	10,086,430	19.33%	20.29%	1.74%
	2015		0.10%	0.90%	10.96	22.26	470,557	6,918,385	-0.64%	0.16%	1.27%
	2014		0.10%	0.90%	14.63	22.23	430,119	6,699,585	6.67%	7.52%	1.37%
	2013		0.10%	0.90%	13.71	20.69	368,189	5,543,472	32.58%	33.65%	1.43%
LVIP Delaware Wealth Builder Fund - Standard Class
	2017		0.10%	0.90%	11.57	25.14	206,122	3,055,850	11.28%	12.18%	2.20%
	2016		0.10%	0.90%	10.33	22.47	216,110	3,001,439	4.67%	5.51%	1.57%
	2015		0.10%	0.90%	10.56	21.35	187,523	2,963,110	-2.22%	-1.43%	1.71%
	2014		0.10%	0.90%	13.18	21.71	193,574	3,183,760	3.41%	4.24%	2.18%
	2013		0.10%	0.90%	12.67	20.88	213,937	3,494,404	19.16%	20.12%	1.55%
LVIP Dimensional International Core Equity Fund - Standard Class
	2017		0.10%	0.90%	11.67	11.90	1,006,542	11,806,540	26.22%	27.17%	2.82%
	2016		0.15%	0.90%	9.25	9.36	466,735	4,320,917	3.57%	4.35%	3.62%
	2015	6/11/15	0.15%	0.90%	8.93	8.97	36,173	323,392	-10.07%	5.99%	2.12%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2017		0.10%	0.90%	11.18	14.23	962,805	12,127,978	25.03%	26.03%	2.24%
	2016		0.10%	0.90%	8.88	11.32	1,007,564	10,120,850	1.06%	1.87%	2.19%
	2015		0.10%	0.90%	8.99	11.14	963,886	9,566,345	-4.83%	-4.07%	1.08%
	2014		0.10%	0.90%	10.28	11.64	584,808	6,384,907	-8.31%	-7.59%	2.62%
	2013		0.10%	0.90%	11.26	12.55	275,991	3,271,993	14.26%	15.00%	3.35%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2017		0.10%	0.90%	13.12	29.11	992,461	15,019,963	19.79%	20.76%	1.71%
	2016		0.10%	0.90%	11.29	24.12	661,673	9,076,712	13.38%	14.29%	3.43%
	2015		0.10%	0.90%	11.55	21.11	180,829	3,143,938	-2.88%	-2.10%	1.49%
	2014		0.10%	0.90%	14.77	21.58	187,609	3,460,327	12.16%	13.06%	1.98%
	2013		0.10%	0.90%	13.13	19.09	210,350	3,393,736	32.07%	33.13%	1.93%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2017		0.10%	0.90%	12.66	12.91	1,207,325	15,356,035	17.22%	18.13%	1.58%
	2016		0.15%	0.90%	10.80	10.93	627,366	6,781,380	15.71%	16.58%	1.88%
	2015	5/21/15	0.15%	0.90%	9.33	9.38	57,524	537,556	-8.36%	0.31%	1.87%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2017		0.10%	0.90%	12.09	18.26	902,552	14,123,058	18.10%	19.05%	1.17%
	2016		0.10%	0.90%	10.26	15.34	898,963	11,912,273	10.14%	11.02%	1.20%
	2015		0.10%	0.90%	9.86	13.82	853,366	10,485,699	-8.44%	-7.71%	1.27%
	2014		0.10%	0.90%	13.85	14.97	634,936	8,924,401	4.07%	4.59%	1.18%
	2013		0.10%	0.75%	13.31	14.31	340,246	4,679,787	28.21%	29.05%	1.77%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2017		0.10%	0.90%	$10.45	$11.57	5,411,712	$57,564,268	2.00%	2.84%	2.17%
	2016		0.10%	0.90%	10.18	11.25	4,161,260	43,397,818	1.19%	2.01%	1.95%
	2015		0.10%	0.90%	10.14	11.03	2,816,332	28,994,884	-0.60%	0.21%	1.87%
	2014		0.10%	0.90%	10.17	11.01	1,981,245	20,526,346	3.70%	4.54%	2.42%
	2013		0.10%	0.90%	9.77	10.53	775,154	7,773,370	-3.64%	-2.85%	2.14%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2017		0.10%	0.90%	10.79	18.00	585,988	8,156,943	20.32%	21.28%	1.38%
	2016		0.10%	0.90%	8.91	14.85	600,535	6,933,617	1.50%	2.32%	1.47%
	2015		0.10%	0.90%	9.06	14.52	558,459	6,389,354	-8.85%	-8.12%	1.32%
	2014		0.10%	0.90%	10.85	15.81	581,505	7,411,680	-2.87%	-2.09%	1.66%
	2013		0.10%	0.90%	11.17	16.15	393,616	5,210,061	18.85%	19.81%	1.75%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2017		0.10%	0.90%	11.00	21.18	3,054,150	39,998,371	9.50%	10.38%	2.52%
	2016		0.10%	0.90%	9.98	19.23	2,686,367	32,878,208	4.08%	4.92%	2.10%
	2015		0.10%	0.90%	10.26	18.38	2,633,648	31,919,169	-2.87%	-2.09%	2.18%
	2014		0.10%	0.90%	11.74	18.82	2,465,241	31,448,806	4.75%	5.59%	2.32%
	2013		0.10%	0.90%	11.18	17.87	1,873,914	23,620,877	8.77%	9.64%	2.71%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2017		0.10%	0.90%	11.21	22.82	8,991,292	121,945,158	14.60%	15.52%	2.42%
	2016		0.10%	0.90%	9.72	19.80	8,409,472	103,606,539	3.81%	4.64%	1.84%
	2015		0.10%	0.90%	9.73	18.97	7,873,065	99,090,242	-4.55%	-3.79%	2.04%
	2014		0.10%	0.90%	11.98	19.77	7,001,549	94,753,350	2.54%	3.36%	2.23%
	2013		0.10%	0.90%	11.65	19.17	5,606,676	76,860,016	12.53%	13.43%	1.97%
LVIP Global Income Fund - Standard Class
	2017		0.10%	0.90%	10.14	13.11	1,166,381	12,622,989	4.08%	4.94%	0.00%
	2016		0.10%	0.90%	9.71	12.49	963,861	10,048,437	-0.39%	0.41%	0.00%
	2015		0.10%	0.90%	9.72	12.44	834,838	8,737,823	-2.90%	-2.12%	3.06%
	2014		0.10%	0.90%	9.98	12.71	889,200	9,723,726	1.03%	1.84%	0.64%
	2013		0.10%	0.90%	9.85	12.48	689,159	7,609,165	-3.69%	-2.92%	0.28%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2017		0.10%	0.90%	11.09	22.12	7,873,285	106,759,661	13.29%	14.20%	2.31%
	2016		0.10%	0.90%	9.72	19.42	7,607,349	93,881,212	3.41%	4.24%	1.71%
	2015		0.10%	0.90%	10.06	18.68	7,508,533	93,090,092	-4.24%	-3.47%	2.08%
	2014		0.10%	0.90%	11.89	19.40	6,492,534	90,005,016	3.21%	4.04%	2.13%
	2013		0.10%	0.90%	11.48	18.69	5,233,240	73,147,789	10.85%	11.74%	1.97%
LVIP Government Money Market Fund - Standard Class
	2017		0.10%	0.90%	9.60	11.37	10,378,415	101,859,878	-0.49%	0.31%	0.41%
	2016		0.10%	0.90%	9.62	11.43	9,452,345	93,224,650	-0.87%	-0.07%	0.03%
	2015		0.10%	0.90%	9.67	11.53	7,456,983	74,285,516	-0.87%	-0.08%	0.02%
	2014		0.10%	0.90%	9.72	11.63	9,828,992	98,499,101	-0.87%	-0.07%	0.03%
	2013		0.10%	0.90%	9.78	11.73	8,537,895	86,438,976	-0.87%	-0.08%	0.03%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class
	2017		0.15%	0.90%	11.56	12.14	138,757	1,643,646	10.14%	10.97%	1.43%
	2016		0.15%	0.90%	10.42	10.94	136,979	1,471,551	10.15%	10.98%	1.23%
	2015		0.15%	0.90%	9.74	9.86	75,374	735,205	-5.69%	-4.98%	2.38%
	2014	6/20/14	0.15%	0.90%	10.33	10.38	31,641	327,156	-0.91%	2.95%	1.12%
LVIP JPMorgan High Yield Fund - Standard Class
	2017		0.10%	0.90%	11.16	16.31	3,497,853	44,771,365	5.79%	6.66%	6.46%
	2016		0.10%	0.90%	10.49	15.29	2,920,520	35,978,118	12.25%	13.15%	5.46%
	2015		0.10%	0.90%	9.49	13.51	2,433,013	27,182,994	-4.80%	-4.03%	5.46%
	2014		0.10%	0.90%	11.36	14.08	1,872,808	22,500,980	1.92%	2.74%	5.24%
	2013		0.10%	0.90%	11.11	13.70	1,099,209	13,427,935	5.61%	6.46%	6.50%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2017		0.10%	0.90%	11.53	23.20	994,222	14,851,251	13.66%	14.57%	1.05%
	2016		0.10%	0.90%	10.07	20.26	978,019	12,985,982	9.02%	9.90%	0.71%
	2015		0.10%	0.90%	9.73	18.45	877,760	10,911,022	-8.57%	-7.83%	0.83%
	2014		0.10%	0.90%	13.62	20.02	722,650	10,148,482	7.15%	8.01%	1.04%
	2013		0.10%	0.90%	12.71	18.55	380,951	5,144,062	23.06%	24.05%	0.85%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2010 Fund - Standard Class
	2017		0.20%	0.90%	$13.19	$20.21	17,335	$232,617	8.66%	9.26%	1.83%
	2016		0.35%	0.90%	12.08	18.50	22,383	295,330	3.50%	4.07%	1.80%
	2015		0.35%	0.90%	11.60	17.78	23,235	295,560	-2.49%	-1.95%	1.84%
	2014		0.35%	0.90%	11.83	18.13	24,085	313,654	3.84%	4.41%	1.79%
	2013		0.35%	0.90%	11.33	17.36	25,221	323,003	7.95%	8.55%	1.33%
LVIP Managed Risk Profile 2020 Fund - Standard Class
	2017		0.10%	0.90%	11.37	21.01	69,991	991,026	11.02%	11.91%	2.02%
	2016		0.10%	0.90%	10.81	18.82	73,470	941,136	3.52%	4.35%	1.76%
	2015		0.10%	0.90%	11.72	18.08	79,239	1,009,846	-3.09%	-2.32%	1.79%
	2014		0.10%	0.90%	12.03	18.56	83,370	1,107,409	3.45%	4.28%	2.05%
	2013		0.10%	0.90%	11.56	17.84	81,646	1,060,134	10.14%	11.02%	1.39%
LVIP Managed Risk Profile 2030 Fund - Standard Class
	2017		0.10%	0.90%	11.36	21.88	166,380	2,233,582	12.45%	13.35%	1.85%
	2016		0.10%	0.90%	10.03	19.35	213,585	2,555,494	2.76%	3.61%	1.83%
	2015		0.10%	0.90%	11.84	18.72	213,978	2,510,695	-3.53%	-2.76%	1.80%
	2014		0.10%	0.90%	12.20	19.30	186,689	2,452,517	3.23%	4.05%	2.21%
	2013		0.10%	0.90%	11.76	18.59	168,801	2,148,157	12.71%	13.63%	1.41%
LVIP Managed Risk Profile 2040 Fund - Standard Class
	2017		0.10%	0.90%	11.42	23.06	269,091	3,893,372	13.60%	14.51%	2.00%
	2016		0.10%	0.90%	10.10	20.19	269,921	3,529,632	2.88%	3.71%	1.75%
	2015		0.10%	0.90%	11.30	19.51	268,057	3,474,566	-4.09%	-3.32%	1.69%
	2014		0.10%	0.90%	11.78	20.23	269,388	3,711,005	2.55%	3.38%	2.22%
	2013		0.10%	0.90%	11.49	19.62	284,573	3,843,355	15.49%	16.42%	1.23%
LVIP MFS International Growth Fund - Standard Class
	2017		0.10%	0.90%	12.24	19.12	2,250,682	33,065,346	30.68%	31.73%	1.22%
	2016		0.10%	0.90%	9.31	14.55	2,001,926	22,859,412	0.75%	1.56%	1.56%
	2015		0.10%	0.90%	9.26	14.36	1,578,613	18,159,884	0.38%	1.19%	1.29%
	2014		0.10%	0.90%	9.15	14.23	1,239,853	14,286,741	-5.90%	-5.14%	1.24%
	2013		0.10%	0.90%	9.65	15.04	843,536	10,219,325	12.59%	13.50%	1.05%
LVIP MFS Value Fund - Standard Class
	2017		0.10%	0.90%	12.94	27.60	5,327,817	97,369,871	16.58%	17.51%	1.94%
	2016		0.10%	0.90%	11.02	23.50	4,183,396	68,828,939	13.04%	13.95%	2.01%
	2015		0.10%	0.90%	11.20	20.63	3,265,979	49,920,713	-1.43%	-0.64%	2.30%
	2014		0.10%	0.90%	14.63	20.77	2,489,200	40,629,184	9.52%	10.40%	2.83%
	2013		0.10%	0.90%	13.36	18.83	1,754,603	26,710,908	34.74%	35.82%	2.25%
LVIP Mondrian International Value Fund - Standard Class
	2017		0.10%	0.90%	10.88	26.23	2,836,181	38,750,561	20.25%	21.22%	3.42%
	2016		0.10%	0.90%	8.98	21.81	2,683,568	31,157,739	3.08%	3.91%	2.92%
	2015		0.10%	0.90%	8.73	21.16	2,178,712	26,465,929	-4.65%	-3.89%	3.26%
	2014		0.10%	0.90%	9.51	22.19	1,530,365	21,752,727	-3.41%	-2.64%	4.26%
	2013		0.10%	0.90%	9.81	23.40	1,240,053	19,314,831	20.75%	21.72%	2.63%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2017		0.15%	0.90%	11.44	11.76	39,232	449,615	19.53%	20.43%	1.90%
	2016		0.15%	0.90%	9.54	9.76	33,977	325,507	4.95%	5.74%	2.02%
	2015		0.15%	0.90%	9.12	9.12	21,795	198,758	-7.61%	-7.61%	4.54%
	2014	10/23/14	0.90%	0.90%	9.87	9.87	1,964	19,379	1.28%	1.28%	1.74%
LVIP SSGA Bond Index Fund - Standard Class
	2017		0.10%	0.90%	10.52	13.79	3,283,574	35,948,987	2.26%	3.08%	2.79%
	2016		0.10%	0.90%	10.21	13.38	2,406,150	25,939,724	1.36%	2.17%	2.58%
	2015		0.10%	0.90%	10.25	13.10	1,327,020	14,410,073	-0.65%	0.15%	2.80%
	2014		0.10%	0.90%	10.29	13.08	920,793	10,320,436	4.81%	5.65%	2.24%
	2013		0.10%	0.90%	9.79	12.38	517,788	5,806,989	-3.44%	-2.66%	2.21%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2017		0.15%	0.90%	11.21	15.18	1,583,092	19,175,389	9.72%	10.55%	2.51%
	2016		0.15%	0.90%	10.14	13.73	1,162,208	13,074,821	4.06%	4.86%	2.27%
	2015		0.15%	0.90%	10.23	13.10	783,320	8,609,558	-1.83%	-1.09%	2.25%
	2014		0.10%	0.90%	11.36	13.26	566,276	6,467,570	3.79%	4.61%	2.09%
	2013		0.10%	0.90%	10.91	12.68	341,030	3,781,918	5.84%	6.68%	3.01%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2017		0.15%	0.90%	$11.15	$15.16	965,655	$12,332,367	8.71%	9.53%	3.75%
	2016		0.10%	0.90%	10.18	13.89	819,050	9,716,216	5.88%	6.73%	2.72%
	2015		0.10%	0.90%	10.20	13.01	453,297	5,129,115	-2.74%	-1.96%	2.79%
	2014		0.10%	0.90%	11.51	13.27	403,758	4,737,219	4.59%	5.43%	2.84%
	2013		0.10%	0.90%	10.97	12.59	192,760	2,177,355	6.11%	6.96%	4.27%
LVIP SSGA Developed International 150 Fund - Standard Class
	2017		0.10%	0.90%	11.54	18.13	1,384,231	19,276,268	22.47%	23.45%	4.72%
	2016		0.10%	0.90%	9.35	14.72	1,038,447	12,110,200	8.75%	9.62%	3.76%
	2015		0.10%	0.90%	9.30	13.46	860,268	9,494,438	-5.16%	-4.39%	3.55%
	2014		0.10%	0.90%	9.80	14.12	501,522	6,123,586	0.00%	0.81%	5.69%
	2013		0.10%	0.90%	9.80	14.04	132,472	1,569,555	19.23%	20.19%	3.52%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2017		0.10%	0.90%	10.60	15.96	2,503,358	31,113,092	22.72%	23.71%	3.00%
	2016		0.10%	0.90%	8.58	12.90	1,969,963	20,166,518	14.40%	15.32%	2.87%
	2015		0.10%	0.90%	7.90	11.19	1,624,339	14,790,712	-17.78%	-17.12%	4.78%
	2014		0.10%	0.90%	9.56	13.50	1,231,033	13,822,758	-4.24%	-3.47%	3.31%
	2013		0.10%	0.90%	9.93	13.98	884,528	11,006,811	-3.70%	-2.93%	2.49%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2017		0.10%	0.90%	11.05	21.74	1,791,549	23,636,690	13.78%	14.70%	4.04%
	2016		0.10%	0.90%	9.64	19.00	1,808,130	21,365,684	4.68%	5.52%	1.88%
	2015		0.10%	0.90%	9.73	18.05	1,648,494	19,089,809	-7.36%	-6.61%	3.09%
	2014		0.10%	0.90%	10.54	19.38	1,520,967	19,161,929	3.04%	3.87%	2.38%
	2013		0.10%	0.90%	10.20	18.70	1,312,256	16,287,604	8.82%	9.70%	2.72%
LVIP SSGA International Index Fund - Standard Class
	2017		0.10%	0.90%	10.72	17.04	2,926,267	37,627,274	23.57%	24.57%	2.92%
	2016		0.10%	0.90%	8.67	13.71	2,386,974	25,160,758	0.09%	0.89%	3.25%
	2015		0.10%	0.90%	8.66	13.62	1,627,020	17,651,137	-2.10%	-1.32%	2.96%
	2014		0.10%	0.90%	8.85	13.84	968,852	11,299,705	-6.69%	-5.94%	4.04%
	2013		0.10%	0.90%	9.48	14.75	387,602	4,800,451	19.90%	20.86%	2.42%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2017		0.15%	0.90%	9.66	11.18	1,037,831	10,574,704	23.15%	24.08%	2.27%
	2016	12/9/16	0.15%	0.90%	7.84	9.08	1,068,276	8,797,185	-0.43%	-0.38%	1.00%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2017		0.10%	0.90%	13.16	32.85	1,511,932	28,715,780	17.69%	18.64%	3.20%
	2016		0.10%	0.90%	11.10	27.70	1,136,849	19,319,987	20.44%	21.41%	2.52%
	2015		0.10%	0.90%	11.36	22.83	909,839	13,366,510	-5.53%	-4.77%	2.88%
	2014		0.10%	0.90%	16.13	23.98	731,892	12,013,723	15.66%	16.61%	3.46%
	2013		0.10%	0.90%	13.90	20.58	291,569	4,559,021	34.63%	35.71%	3.17%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2017		0.10%	0.90%	11.59	17.16	5,792,800	74,889,634	13.53%	14.44%	2.47%
	2016		0.10%	0.90%	10.13	15.00	4,393,504	50,711,847	5.69%	6.54%	2.24%
	2015		0.10%	0.90%	10.24	14.08	3,183,111	35,480,330	-2.36%	-1.57%	2.40%
	2014		0.10%	0.90%	12.02	14.30	1,581,349	18,969,549	3.79%	4.31%	3.04%
	2013		0.10%	0.60%	11.58	13.71	517,184	6,412,510	11.79%	12.35%	2.40%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2017		0.15%	0.90%	11.52	17.09	4,726,704	63,310,253	12.13%	12.98%	4.27%
	2016		0.15%	0.90%	10.19	15.13	3,895,800	47,076,770	8.29%	9.11%	2.44%
	2015		0.15%	0.90%	10.22	13.86	2,978,701	34,030,195	-3.57%	-2.84%	3.29%
	2014		0.15%	0.90%	12.24	14.27	1,910,289	23,583,158	4.61%	5.40%	3.40%
	2013		0.15%	0.90%	11.67	13.54	1,106,316	13,405,566	11.80%	12.64%	3.79%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2017		0.15%	0.90%	11.77	17.87	7,319,600	97,764,153	15.92%	16.80%	2.40%
	2016		0.15%	0.90%	10.08	15.30	5,540,298	65,233,456	6.40%	7.21%	2.31%
	2015		0.15%	0.90%	10.21	14.27	3,997,802	45,387,396	-2.91%	-2.18%	2.39%
	2014		0.15%	0.90%	12.28	14.59	2,378,208	29,283,033	3.08%	3.85%	2.98%
	2013		0.15%	0.90%	11.88	14.05	1,110,666	13,707,333	13.78%	14.64%	3.43%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2017		0.10%	0.90%	$11.63	$18.14	3,810,703	$53,867,810	13.87%	14.78%	4.66%
	2016		0.10%	0.90%	10.14	15.81	3,094,017	39,006,718	9.49%	10.36%	2.60%
	2015		0.10%	0.90%	10.18	14.32	2,246,158	26,556,539	-4.35%	-3.59%	3.65%
	2014		0.10%	0.90%	12.52	14.86	1,601,218	20,347,953	4.65%	5.20%	3.85%
	2013		0.10%	0.75%	11.97	14.12	766,891	9,823,622	14.29%	15.03%	4.02%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2017		0.10%	0.90%	13.29	30.06	20,385,057	346,435,507	20.48%	21.45%	2.16%
	2016		0.10%	0.90%	10.95	24.76	14,732,615	217,044,152	10.76%	11.64%	2.18%
	2015		0.10%	0.90%	11.08	22.19	9,962,537	140,243,346	0.27%	1.07%	2.24%
	2014		0.10%	0.90%	14.89	21.97	6,267,278	94,741,610	12.41%	13.31%	2.66%
	2013		0.10%	0.90%	13.21	19.39	2,714,746	40,290,067	30.82%	31.87%	2.20%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2017		0.10%	0.90%	12.70	28.27	3,128,328	50,190,541	13.19%	14.11%	1.13%
	2016		0.10%	0.90%	11.15	24.79	2,296,033	34,206,627	19.60%	20.56%	1.42%
	2015		0.10%	0.90%	10.17	20.57	1,748,509	22,964,838	-5.57%	-4.81%	1.10%
	2014		0.10%	0.90%	14.48	21.62	1,111,489	16,504,267	3.74%	4.57%	1.19%
	2013		0.10%	0.90%	13.96	20.69	515,358	7,916,327	36.67%	37.77%	1.01%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2017		0.10%	0.90%	12.15	28.49	2,222,341	34,145,921	5.38%	6.22%	2.87%
	2016		0.10%	0.90%	11.46	26.83	1,627,475	24,540,696	28.92%	29.96%	2.63%
	2015		0.10%	0.90%	10.09	20.66	986,778	12,721,287	-7.67%	-6.93%	2.82%
	2014		0.10%	0.90%	14.58	22.21	702,771	10,483,832	3.37%	4.20%	4.36%
	2013		0.10%	0.90%	14.06	21.32	332,195	5,400,229	33.28%	34.36%	3.96%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2017		0.10%	0.90%	13.88	34.47	2,948,541	54,950,147	32.50%	33.56%	0.25%
	2016		0.10%	0.90%	10.41	25.82	2,419,308	35,251,022	0.49%	1.29%	0.10%
	2015		0.10%	0.90%	11.87	25.50	1,764,974	27,772,426	9.74%	10.62%	0.00%
	2014		0.10%	0.90%	15.09	23.07	1,210,201	18,960,840	7.74%	8.60%	0.00%
	2013		0.10%	0.90%	13.97	21.25	714,996	11,053,179	37.80%	38.91%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2017		0.10%	0.90%	12.73	46.27	1,686,098	30,325,424	23.63%	24.62%	0.22%
	2016		0.10%	0.90%	10.23	37.22	1,403,143	21,280,456	6.59%	7.45%	0.31%
	2015		0.10%	0.90%	11.24	34.73	927,977	14,573,556	1.19%	2.00%	0.15%
	2014		0.10%	0.90%	15.30	34.13	598,822	10,270,202	10.59%	11.48%	0.29%
	2013		0.10%	0.90%	13.79	30.70	334,245	6,056,235	33.59%	34.66%	0.00%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2017		0.15%	0.90%	11.29	11.52	351,360	3,971,422	14.19%	15.06%	2.29%
	2016		0.15%	0.90%	9.89	10.01	160,929	1,591,773	3.15%	3.94%	2.01%
	2015	7/27/15	0.15%	0.90%	9.59	9.63	9,376	89,887	-2.81%	0.41%	3.04%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2017		0.10%	0.90%	13.02	21.29	4,860,297	79,953,483	19.09%	20.05%	1.75%
	2016		0.10%	0.90%	10.85	17.74	3,503,421	49,917,610	11.14%	12.03%	1.80%
	2015		0.10%	0.90%	11.24	15.83	2,569,361	34,212,746	-1.22%	-0.41%	1.98%
	2014		0.10%	0.90%	14.74	15.90	1,487,364	21,801,954	11.15%	12.10%	2.70%
	2013		0.10%	0.90%	13.22	14.16	476,030	6,411,450	29.35%	30.33%	1.90%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2017		0.10%	0.90%	11.71	15.31	4,420,556	58,596,871	27.16%	28.18%	2.32%
	2016		0.10%	0.90%	9.15	11.98	3,411,709	36,297,522	2.79%	3.61%	2.60%
	2015		0.10%	0.90%	9.47	11.59	2,408,567	25,635,793	-3.82%	-3.04%	2.73%
	2014		0.10%	0.90%	10.66	11.98	1,665,868	18,908,053	-5.54%	-4.74%	3.19%
	2013		0.10%	0.90%	11.29	12.61	435,796	5,313,773	13.72%	14.58%	3.90%
LVIP VIP Mid Cap Managed Volatility Portfolio - Standard Class
	2015		0.15%	0.90%	9.66	9.77	18,204	175,773	-5.30%	-4.59%	0.96%
	2014	6/5/14	0.15%	0.90%	10.20	10.25	11,079	113,238	-1.22%	-0.11%	1.21%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Wellington Capital Growth Fund - Standard Class
	2017		0.10%	0.90%	$13.92	$31.75	1,071,493	$22,336,966	34.64%	35.73%	0.00%
	2016		0.10%	0.90%	10.26	23.40	921,930	14,925,116	-0.81%	0.00%	0.00%
	2015		0.10%	0.90%	11.91	23.41	666,855	11,947,015	8.44%	9.31%	0.00%
	2014		0.10%	0.90%	15.47	21.43	528,151	9,150,974	10.38%	11.26%	0.20%
	2013		0.10%	0.90%	13.98	19.27	390,192	6,322,177	34.79%	35.87%	0.00%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2017		0.10%	0.90%	11.93	27.98	1,324,350	20,561,424	12.42%	13.32%	0.47%
	2016		0.10%	0.90%	10.53	24.70	911,886	13,570,353	12.05%	12.95%	0.50%
	2015		0.10%	0.90%	10.69	21.88	765,738	10,526,110	-2.40%	-1.61%	0.72%
	2014		0.10%	0.90%	13.96	22.25	505,323	7,995,823	7.32%	8.18%	0.36%
	2013		0.10%	0.90%	13.01	20.58	284,202	4,411,394	32.94%	34.02%	0.21%
M Capital Appreciation Fund
	2017		0.20%	0.90%	12.57	50.97	91,754	1,517,205	17.95%	18.78%	0.00%
	2016		0.20%	0.90%	10.58	43.21	100,873	1,425,209	19.98%	20.82%	0.00%
	2015		0.20%	0.90%	10.15	36.02	104,383	1,525,765	-7.42%	-6.77%	0.00%
	2014		0.20%	0.90%	16.52	38.90	76,795	1,656,805	11.41%	12.03%	0.00%
	2013		0.35%	0.90%	16.11	35.48	65,976	1,523,731	37.96%	38.51%	0.00%
M International Equity Fund
	2017		0.20%	0.90%	9.83	25.18	172,197	1,873,762	22.93%	23.80%	1.69%
	2016		0.20%	0.90%	7.97	20.49	182,241	1,609,705	-0.95%	-0.25%	0.84%
	2015		0.20%	0.90%	8.02	20.68	208,714	2,122,506	-4.80%	-4.13%	1.65%
	2014		0.20%	0.90%	8.40	21.73	181,240	2,363,323	-7.89%	-7.38%	2.41%
	2013		0.35%	0.90%	9.09	23.97	159,826	2,379,306	15.28%	15.74%	2.47%
M Large Cap Growth Fund
	2017		0.20%	0.90%	13.72	41.46	164,647	2,927,055	37.72%	38.70%	0.00%
	2016		0.20%	0.90%	9.89	30.10	184,159	2,369,313	-3.20%	-2.52%	0.00%
	2015		0.20%	0.90%	12.08	31.10	158,788	2,551,482	6.74%	7.49%	0.03%
	2014		0.20%	0.90%	15.37	29.13	133,919	2,697,846	9.22%	9.83%	0.04%
	2013		0.35%	0.90%	15.03	27.10	130,540	2,613,070	34.93%	35.47%	0.57%
M Large Cap Value Fund
	2017		0.20%	0.90%	11.94	32.04	165,519	2,232,755	13.96%	14.76%	1.54%
	2016		0.20%	0.90%	10.40	28.12	168,942	2,005,540	8.66%	9.42%	1.48%
	2015		0.20%	0.90%	10.48	25.88	164,363	2,201,681	-1.55%	-0.86%	1.35%
	2014		0.20%	0.90%	13.74	26.28	123,742	2,235,746	8.69%	9.30%	1.18%
	2013		0.35%	0.90%	12.60	24.18	117,822	2,066,634	33.01%	33.55%	2.75%
MFS® VIT Core Equity Series - Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
	2014		0.35%	0.90%	15.73	27.98	46,751	846,498	10.24%	10.85%	0.78%
	2013		0.35%	0.90%	14.19	25.24	48,221	825,184	33.40%	34.13%	0.98%
MFS® VIT Growth Series - Initial Class
	2017		0.10%	0.90%	13.85	40.19	1,935,174	41,786,944	30.23%	31.27%	0.11%
	2016		0.10%	0.90%	10.56	30.69	1,667,122	29,131,037	1.53%	2.34%	0.04%
	2015		0.10%	0.90%	11.62	30.06	1,320,680	24,733,134	6.60%	7.45%	0.16%
	2014		0.10%	0.90%	15.10	28.05	1,079,429	20,806,013	7.97%	8.84%	0.11%
	2013		0.10%	0.90%	13.94	25.83	834,558	16,508,612	35.63%	36.71%	0.24%
MFS® VIT Total Return Series - Initial Class
	2017		0.10%	0.90%	11.65	27.44	2,459,176	39,868,443	11.29%	12.19%	2.42%
	2016		0.10%	0.90%	10.94	24.66	1,960,725	31,361,222	8.12%	8.99%	2.66%
	2015		0.10%	0.90%	10.44	22.81	1,716,476	27,419,153	-1.26%	-0.47%	2.61%
	2014		0.10%	0.90%	13.43	23.10	1,723,205	29,128,409	7.53%	8.39%	1.87%
	2013		0.10%	0.90%	12.42	21.48	1,763,978	28,484,664	17.98%	18.93%	1.79%
MFS® VIT Utilities Series - Initial Class
	2017		0.10%	0.90%	10.62	46.87	2,390,837	39,244,658	13.80%	14.72%	4.28%
	2016		0.10%	0.90%	9.27	41.19	2,310,233	35,740,262	10.47%	11.36%	3.55%
	2015		0.10%	0.90%	8.72	37.28	2,036,636	30,854,834	-15.28%	-14.60%	4.17%
	2014		0.10%	0.90%	13.94	44.85	1,715,806	34,103,663	11.72%	12.62%	2.12%
	2013		0.10%	0.90%	12.44	40.08	1,360,154	27,704,016	19.44%	20.40%	2.33%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT II Core Equity Portfolio - Initial Class
	2017		0.20%	0.90%	$15.02	$38.41	42,642	$1,026,457	23.71%	24.58%	0.91%
	2016		0.20%	0.90%	12.06	30.88	53,744	1,053,679	10.38%	11.15%	0.77%
	2015	3/27/15	0.20%	0.90%	10.85	27.82	46,067	798,921	-3.21%	-2.69%	0.55%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2017		0.35%	0.90%	20.97	37.06	52,764	1,594,837	12.35%	12.96%	0.57%
	2016		0.35%	0.90%	18.56	32.81	60,482	1,647,804	26.23%	26.92%	0.73%
	2015		0.35%	0.90%	14.62	25.85	56,983	1,215,782	-12.60%	-12.11%	0.75%
	2014		0.35%	0.90%	16.64	29.41	59,659	1,445,998	8.87%	9.47%	0.73%
	2013		0.35%	0.90%	15.20	26.87	66,203	1,516,258	29.96%	30.68%	1.08%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2017		0.20%	0.90%	13.51	36.88	867,773	18,882,798	24.17%	25.04%	0.00%
	2016		0.20%	0.90%	10.80	29.54	939,502	16,982,080	3.46%	4.19%	0.00%
	2015		0.20%	0.90%	11.08	28.40	934,244	17,496,330	0.37%	1.07%	0.00%
	2014		0.20%	0.90%	14.13	28.14	929,266	19,090,065	6.62%	7.86%	0.00%
	2013		0.35%	0.90%	13.18	26.25	923,284	19,520,530	31.42%	32.15%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2017		0.20%	0.90%	12.61	42.52	340,611	6,318,830	15.69%	16.50%	0.83%
	2016		0.20%	0.90%	10.83	36.55	351,672	5,819,933	15.13%	15.94%	0.61%
	2015		0.20%	0.90%	10.76	31.57	341,905	5,459,516	-9.16%	-8.52%	0.77%
	2014		0.20%	0.90%	16.34	34.57	307,445	6,310,829	12.82%	13.44%	1.04%
	2013		0.35%	0.90%	14.41	30.47	309,781	6,222,621	35.82%	36.57%	1.20%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2017		0.10%	0.90%	5.84	9.24	3,405,950	23,364,966	1.24%	2.05%	11.16%
	2016		0.10%	0.90%	5.76	9.05	2,757,242	18,599,830	14.12%	15.04%	1.04%
	2015		0.10%	0.90%	5.03	7.87	2,461,120	14,511,219	-26.37%	-25.78%	4.21%
	2014		0.10%	0.90%	6.81	10.60	1,658,515	13,319,443	-19.16%	-18.51%	0.37%
	2013		0.10%	0.90%	8.40	13.01	1,125,892	11,556,567	-15.46%	-14.79%	1.60%
Putnam VT Equity Income Fund - Class IB
	2017	5/12/17	0.35%	0.90%	20.26	33.00	74,509	1,697,270	12.56%	12.95%	0.00%
Putnam VT Global Health Care Fund - Class IB
	2017		0.35%	0.90%	22.01	30.80	74,096	1,881,309	14.27%	14.90%	0.52%
	2016		0.35%	0.90%	19.16	26.81	89,707	2,014,431	-12.15%	-11.66%	0.00%
	2015		0.35%	0.90%	21.69	30.35	130,873	3,383,281	6.82%	7.41%	0.00%
	2014		0.35%	0.90%	20.19	28.25	109,332	2,596,343	26.50%	27.20%	0.25%
	2013		0.35%	0.90%	15.88	22.21	114,928	2,176,490	40.39%	41.17%	0.96%
Putnam VT Growth & Income Fund - Class IB
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.09%
	2016		0.35%	0.90%	17.08	27.82	72,298	1,395,426	13.99%	14.62%	1.43%
	2015		0.35%	0.90%	14.90	24.27	83,705	1,386,528	-8.36%	-7.85%	1.84%
	2014		0.35%	0.90%	16.17	26.34	94,544	1,718,159	9.74%	10.35%	1.34%
	2013		0.35%	0.90%	14.66	23.87	99,534	1,622,152	34.46%	35.20%	1.65%
Templeton Foreign VIP Fund - Class 1
	2017		0.55%	0.55%	18.27	18.27	73,741	1,347,279	16.38%	16.38%	2.76%
	2016		0.55%	0.55%	15.70	15.70	84,016	1,318,979	6.90%	6.90%	2.00%
	2015		0.55%	0.55%	14.69	14.69	87,339	1,282,639	-6.82%	-6.82%	3.32%
	2014		0.55%	0.55%	15.76	15.76	83,308	1,313,006	-11.38%	-11.38%	2.08%
	2013		0.55%	0.55%	17.78	17.78	92,196	1,639,606	22.60%	22.60%	2.53%
Templeton Foreign VIP Fund - Class 2
	2017		0.35%	0.90%	15.62	21.27	176,813	3,551,352	15.65%	16.28%	2.66%
	2016		0.35%	0.90%	13.44	18.29	185,516	3,196,546	6.22%	6.80%	1.77%
	2015		0.35%	0.90%	12.58	17.13	199,035	3,224,608	-7.33%	-6.82%	3.21%
	2014		0.35%	0.90%	13.50	18.38	213,613	3,732,201	-11.93%	-11.44%	1.85%
	2013		0.35%	0.90%	15.25	20.75	229,701	4,538,191	21.87%	22.54%	2.36%
Templeton Global Bond VIP Fund - Class 1
	2017		0.10%	0.90%	9.80	20.65	3,445,917	35,923,359	1.24%	2.05%	0.00%
	2016		0.10%	0.90%	9.68	20.32	2,513,859	27,617,345	2.28%	3.11%	0.00%
	2015		0.10%	0.90%	9.46	19.79	1,769,053	20,771,703	-4.96%	-4.20%	7.70%
	2014		0.10%	0.90%	11.23	20.74	948,758	14,501,524	1.21%	2.02%	5.02%
	2013		0.10%	0.90%	11.04	20.41	719,391	12,303,229	0.98%	1.79%	4.91%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Growth VIP Fund - Class 1
	2017		0.20%	0.90%	$11.39	$23.25	533,581	$8,450,952	17.70%	18.53%	1.82%
	2016		0.20%	0.90%	9.61	19.69	548,239	7,464,657	8.91%	9.68%	2.12%
	2015		0.20%	0.90%	8.76	18.01	532,039	7,129,446	-7.08%	-6.42%	2.84%
	2014		0.20%	0.90%	14.55	19.32	496,218	7,828,321	-3.40%	-2.87%	1.56%
	2013		0.35%	0.90%	14.98	19.93	470,960	8,136,840	29.87%	30.59%	2.85%
Templeton Growth VIP Fund - Class 2
	2017		0.35%	0.90%	19.32	26.01	49,953	1,257,677	17.45%	18.09%	1.60%
	2016		0.35%	0.90%	16.36	22.14	49,937	1,083,095	8.64%	9.24%	1.91%
	2015		0.35%	0.90%	14.98	20.38	52,807	1,036,630	-7.32%	-6.81%	2.58%
	2014		0.35%	0.90%	16.07	21.99	54,026	1,140,309	-3.69%	-3.15%	1.39%
	2013		0.35%	0.90%	16.60	22.83	65,193	1,432,196	29.65%	30.36%	2.69%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2017:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$1,752,155	$685,997
AB VPS Growth and Income Portfolio - Class A	2,362,951	2,069,677
AB VPS International Value Portfolio - Class A	378,321	798,792
AB VPS Large Cap Growth Portfolio - Class A	471,438	669,520
AB VPS Small/Mid Cap Value Portfolio - Class A	7,750,399	1,884,226
American Century VP Balanced Fund - Class I	4,739,453	94,446
American Century VP Inflation Protection Fund - Class I	1,499,465	1,335,559
American Funds Global Growth Fund - Class 2	14,428,926	2,737,275
American Funds Global Small Capitalization Fund - Class 2	6,478,562	2,357,882
American Funds Growth Fund - Class 2	46,140,133	9,071,463
American Funds Growth-Income Fund - Class 2	52,643,302	5,229,763
American Funds International Fund - Class 2	17,597,323	6,208,775
BlackRock Global Allocation V.I. Fund - Class I	26,911,902	5,128,395
ClearBridge Variable Mid Cap Portfolio - Class I	6,886,400	557,321
Delaware VIP® Diversified Income Series - Standard Class	13,644,155	1,895,744
Delaware VIP® Emerging Markets Series - Standard Class	7,431,445	5,914,151
Delaware VIP® High Yield Series - Standard Class	2,323,670	2,758,697
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	15,669,186	673,025
Delaware VIP® REIT Series - Standard Class	15,105,784	5,288,753
Delaware VIP® Small Cap Value Series - Standard Class	9,574,539	5,723,626
Delaware VIP® Smid Cap Core Series - Standard Class	10,711,946	3,253,141
Delaware VIP® U.S. Growth Series - Standard Class	2,011,584	2,962,198
Delaware VIP® Value Series - Standard Class	8,927,508	5,158,909
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	2,193,325	2,079,785
Deutsche Equity 500 Index VIP Portfolio - Class A	3,421,041	3,920,261
Deutsche Small Cap Index VIP Portfolio - Class A	664,845	937,141
Fidelity® VIP Asset Manager Portfolio - Initial Class	103,789	57,852
Fidelity® VIP Contrafund® Portfolio - Service Class	30,862,907	5,103,765
Fidelity® VIP Equity-Income Portfolio - Initial Class	136,367	285,027
Fidelity® VIP Equity-Income Portfolio - Service Class	333,666	697,586
Fidelity® VIP Growth Opportunities Portfolio - Service Class	553,694	359,487
Fidelity® VIP Growth Portfolio - Service Class	7,794,045	2,187,448
Fidelity® VIP High Income Portfolio - Service Class	213,253	131,627
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	101,364	87,953
Fidelity® VIP Mid Cap Portfolio - Service Class	13,829,661	1,968,464
Fidelity® VIP Overseas Portfolio - Service Class	393,508	629,026
Franklin Income VIP Fund - Class 1	15,531,798	1,565,296
Franklin Mutual Shares VIP Fund - Class 1	9,108,437	1,024,360
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,801,083	855,885
Invesco V.I. American Franchise Fund - Series I Shares	1,095,191	1,651,978
Invesco V.I. Core Equity Fund - Series I Shares	1,186,688	1,469,532
Invesco V.I. Core Plus Bond Fund - Series I Shares	78,719	59,975
Invesco V.I. International Growth Fund - Series I Shares	4,862,080	1,465,891
Janus Henderson Balanced Portfolio - Institutional Shares	447,549	1,305,820
Janus Henderson Balanced Portfolio - Service Shares	763,947	757,912
Janus Henderson Enterprise Portfolio - Service Shares	1,047,599	547,435
Janus Henderson Global Research Portfolio - Institutional Shares	226,778	1,163,555
Janus Henderson Global Research Portfolio - Service Shares	46,954	372,976
Janus Henderson Global Technology Portfolio - Service Shares	698,070	255,064
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	2,523,143	200,193
LVIP Baron Growth Opportunities Fund - Service Class	4,877,337	2,595,838
LVIP Baron Growth Opportunities Fund - Standard Class	147,939	279,226
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,720,693	4,939,667
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	6,414,082	120,318
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,253,745	718,779
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,810,554	66,529
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	400,858	780,607

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	$177,966	$589,498
LVIP Clarion Global Real Estate Fund - Standard Class	4,554,745	1,326,038
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	243,043	43,178
LVIP Delaware Bond Fund - Standard Class	24,324,350	5,932,673
LVIP Delaware Diversified Floating Rate Fund - Standard Class	7,311,689	1,254,192
LVIP Delaware Social Awareness Fund - Standard Class	1,438,605	1,482,135
LVIP Delaware Special Opportunities Fund - Standard Class	3,722,687	1,450,034
LVIP Delaware Wealth Builder Fund - Standard Class	325,544	404,076
LVIP Dimensional International Core Equity Fund - Standard Class	6,495,356	419,013
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	998,814	1,360,984
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	4,595,085	530,395
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	7,571,386	655,701
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,085,041	1,033,231
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	17,914,611	4,042,390
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	364,853	499,787
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	7,408,107	2,646,369
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	11,333,578	6,492,168
LVIP Global Income Fund - Standard Class	2,344,271	239,940
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	9,080,133	7,256,787
LVIP Government Money Market Fund - Standard Class	198,012,819	190,106,818
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	214,900	155,785
LVIP JPMorgan High Yield Fund - Standard Class	11,432,947	2,584,736
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,124,192	1,042,442
LVIP Managed Risk Profile 2010 Fund - Standard Class	18,934	96,751
LVIP Managed Risk Profile 2020 Fund - Standard Class	125,698	131,328
LVIP Managed Risk Profile 2030 Fund - Standard Class	166,485	695,869
LVIP Managed Risk Profile 2040 Fund - Standard Class	254,405	253,927
LVIP MFS International Growth Fund - Standard Class	4,677,046	1,830,886
LVIP MFS Value Fund - Standard Class	19,863,201	1,964,982
LVIP Mondrian International Value Fund - Standard Class	4,861,033	2,850,721
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	115,132	50,645
LVIP SSGA Bond Index Fund - Standard Class	10,751,147	1,185,724
LVIP SSGA Conservative Index Allocation Fund - Standard Class	5,463,311	978,961
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	2,682,536	534,448
LVIP SSGA Developed International 150 Fund - Standard Class	5,618,233	981,756
LVIP SSGA Emerging Markets 100 Fund - Standard Class	7,645,337	1,220,888
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,177,084	2,104,068
LVIP SSGA International Index Fund - Standard Class	8,974,014	2,104,463
LVIP SSGA International Managed Volatility Fund - Standard Class	611,719	718,954
LVIP SSGA Large Cap 100 Fund - Standard Class	11,032,261	1,587,883
LVIP SSGA Moderate Index Allocation Fund - Standard Class	21,128,478	3,708,672
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	14,351,477	1,644,429
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	24,612,831	2,291,876
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	13,186,415	1,642,037
LVIP SSGA S&P 500 Index Fund - Standard Class	93,290,078	8,573,628
LVIP SSGA Small-Cap Index Fund - Standard Class	13,372,926	1,367,083
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	11,895,818	797,833
LVIP T. Rowe Price Growth Stock Fund - Standard Class	10,198,261	2,267,612
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	5,658,987	1,335,336
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2,286,781	172,935
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	21,618,257	2,437,993
LVIP Vanguard International Equity ETF Fund - Standard Class	13,979,285	2,028,578
LVIP Wellington Capital Growth Fund - Standard Class	4,621,592	1,533,520
LVIP Wellington Mid-Cap Value Fund - Standard Class	5,923,532	707,929
M Capital Appreciation Fund	229,862	227,269
M International Equity Fund	180,072	251,333
M Large Cap Growth Fund	179,673	432,497
M Large Cap Value Fund	298,448	232,091
MFS® VIT Growth Series - Initial Class	6,949,128	2,448,331
MFS® VIT Total Return Series - Initial Class	8,074,849	1,796,065
MFS® VIT Utilities Series - Initial Class	4,312,064	4,269,258

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
MFS® VIT II Core Equity Portfolio - Initial Class	$102,134	$288,137
Neuberger Berman AMT Large Cap Value Portfolio - I Class	242,353	381,249
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	546,506	2,340,543
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	187,254	574,574
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	7,568,278	1,097,228
Putnam VT Equity Income Fund - Class IB	1,558,961	60,910
Putnam VT Global Health Care Fund - Class IB	347,296	585,782
Putnam VT Growth & Income Fund - Class IB	218,656	1,487,450
Templeton Foreign VIP Fund - Class 1	91,028	238,054
Templeton Foreign VIP Fund - Class 2	596,203	662,929
Templeton Global Bond VIP Fund - Class 1	8,814,505	983,227
Templeton Growth VIP Fund - Class 1	346,946	603,597
Templeton Growth VIP Fund - Class 2	130,388	136,063

5. Investments

The following is a summary of investments owned at December 31, 2017

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	283,328	$30.32	$8,590,504	$6,347,904
AB VPS Growth and Income Portfolio - Class A	623,727	33.35	20,801,305	16,487,883
AB VPS International Value Portfolio - Class A	634,305	16.30	10,339,176	9,113,725
AB VPS Large Cap Growth Portfolio - Class A	52,088	56.34	2,934,644	2,239,990
AB VPS Small/Mid Cap Value Portfolio - Class A	2,032,877	21.68	44,072,785	39,762,998
American Century VP Balanced Fund - Class I	857,772	7.53	6,459,026	6,227,017
American Century VP Inflation Protection Fund - Class I	1,215,222	10.23	12,431,721	12,782,591
American Funds Global Growth Fund - Class 2	2,859,086	30.24	86,458,746	74,891,045
American Funds Global Small Capitalization Fund - Class 2	3,116,137	24.72	77,030,911	69,870,452
American Funds Growth Fund - Class 2	3,634,148	77.35	281,101,380	246,010,641
American Funds Growth-Income Fund - Class 2	5,807,799	49.71	288,705,705	259,209,086
American Funds International Fund - Class 2	7,947,737	21.63	171,909,545	149,932,888
BlackRock Global Allocation V.I. Fund - Class I	11,178,675	17.26	192,943,935	185,044,025
ClearBridge Variable Mid Cap Portfolio - Class I	635,119	20.23	12,848,447	12,321,020
Delaware VIP® Diversified Income Series - Standard Class	6,185,602	10.54	65,196,247	65,387,117
Delaware VIP® Emerging Markets Series - Standard Class	2,920,511	25.06	73,188,014	56,601,899
Delaware VIP® High Yield Series - Standard Class	3,802,330	5.20	19,772,116	20,504,593
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	4,928,586	9.83	48,448,005	48,777,370
Delaware VIP® REIT Series - Standard Class	4,034,566	13.49	54,426,294	56,108,106
Delaware VIP® Small Cap Value Series - Standard Class	1,718,723	42.73	73,441,025	61,409,646
Delaware VIP® Smid Cap Core Series - Standard Class	1,830,302	30.98	56,702,769	50,093,517
Delaware VIP® U.S. Growth Series - Standard Class	2,566,237	11.31	29,024,147	27,934,942
Delaware VIP® Value Series - Standard Class	1,955,215	31.57	61,726,147	52,700,484
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	1,063,426	13.61	14,473,230	14,213,582
Deutsche Equity 500 Index VIP Portfolio - Class A	2,101,692	22.19	46,636,547	34,461,345
Deutsche Small Cap Index VIP Portfolio - Class A	638,214	18.29	11,672,932	9,295,935
Fidelity® VIP Asset Manager Portfolio - Initial Class	40,915	15.23	623,142	617,112
Fidelity® VIP Contrafund® Portfolio - Service Class	4,726,312	37.77	178,512,814	151,797,152
Fidelity® VIP Equity-Income Portfolio - Initial Class	86,761	23.89	2,072,716	1,758,680
Fidelity® VIP Equity-Income Portfolio - Service Class	267,900	23.77	6,367,991	5,773,363
Fidelity® VIP Growth Opportunities Portfolio - Service Class	93,653	36.02	3,373,373	2,135,363
Fidelity® VIP Growth Portfolio - Service Class	488,226	73.76	36,011,523	28,562,310
Fidelity® VIP High Income Portfolio - Service Class	317,012	5.42	1,718,205	1,766,543
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	83,949	12.80	1,074,545	1,090,252
Fidelity® VIP Mid Cap Portfolio - Service Class	2,009,224	38.60	77,556,042	67,979,291
Fidelity® VIP Overseas Portfolio - Service Class	310,059	22.77	7,060,048	5,787,958
Franklin Income VIP Fund - Class 1	4,698,302	16.72	78,555,604	74,703,544
Franklin Mutual Shares VIP Fund - Class 1	2,403,428	20.71	49,774,982	48,089,591
Franklin Small-Mid Cap Growth VIP Fund - Class 1	742,032	19.71	14,625,452	15,313,843

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Invesco V.I. American Franchise Fund - Series I Shares	186,051	$62.97	$11,715,611	$7,989,094
Invesco V.I. Core Equity Fund - Series I Shares	404,078	36.72	14,837,759	11,859,577
Invesco V.I. Core Plus Bond Fund - Series I Shares	98,451	6.38	628,118	619,479
Invesco V.I. International Growth Fund - Series I Shares	585,588	39.89	23,359,125	19,656,318
Janus Henderson Balanced Portfolio - Institutional Shares	262,495	35.27	9,258,185	7,311,302
Janus Henderson Balanced Portfolio - Service Shares	233,913	37.09	8,675,824	7,097,674
Janus Henderson Enterprise Portfolio - Service Shares	79,148	66.67	5,276,783	4,136,222
Janus Henderson Global Research Portfolio - Institutional Shares	180,746	51.20	9,254,202	5,426,935
Janus Henderson Global Research Portfolio - Service Shares	41,644	50.17	2,089,258	1,379,163
Janus Henderson Global Technology Portfolio - Service Shares	226,893	11.56	2,622,879	1,680,373
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	401,131	16.57	6,646,742	6,191,416
LVIP Baron Growth Opportunities Fund - Service Class	684,146	49.07	33,570,339	28,695,861
LVIP Baron Growth Opportunities Fund - Standard Class	25,157	50.37	1,267,040	1,062,824
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,991,245	20.92	41,652,866	34,084,925
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	695,466	11.39	7,921,363	7,631,633
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2,673,120	10.21	27,289,888	27,738,844
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	215,468	11.72	2,525,074	2,355,985
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	222,759	37.98	8,460,846	5,943,272
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	561,146	14.96	8,396,424	6,964,381
LVIP Clarion Global Real Estate Fund - Standard Class	2,406,763	9.59	23,073,640	21,798,760
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	108,208	10.61	1,148,412	1,013,663
LVIP Delaware Bond Fund - Standard Class	10,520,444	13.61	143,151,680	145,792,283
LVIP Delaware Diversified Floating Rate Fund - Standard Class	2,188,091	10.19	22,294,464	22,117,590
LVIP Delaware Social Awareness Fund - Standard Class	177,135	39.13	6,931,662	6,877,078
LVIP Delaware Special Opportunities Fund - Standard Class	315,860	41.50	13,108,805	12,454,408
LVIP Delaware Wealth Builder Fund - Standard Class	207,563	14.72	3,055,952	2,920,610
LVIP Dimensional International Core Equity Fund - Standard Class	1,026,230	11.50	11,800,622	10,369,464
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,120,938	10.82	12,128,543	10,832,978
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	468,918	32.02	15,015,700	13,750,814
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,214,279	12.64	15,343,625	13,218,581
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	923,601	15.29	14,123,713	12,259,257
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	5,471,693	10.52	57,556,736	57,999,674
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	226,755	35.97	8,157,292	7,035,668
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,797,016	14.30	40,000,127	38,253,573
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	8,256,909	14.77	121,913,262	107,700,324
LVIP Global Income Fund - Standard Class	1,111,655	11.36	12,623,951	12,614,906
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	7,067,420	15.11	106,753,373	94,894,537
LVIP Government Money Market Fund - Standard Class	9,718,613	10.00	97,186,169	97,186,168
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	145,671	11.28	1,643,755	1,485,462
LVIP JPMorgan High Yield Fund - Standard Class	4,144,407	10.80	44,767,883	46,068,831
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	837,439	17.74	14,851,991	12,177,780
LVIP Managed Risk Profile 2010 Fund - Standard Class	19,529	11.90	232,438	223,895
LVIP Managed Risk Profile 2020 Fund - Standard Class	83,213	11.91	991,062	905,259
LVIP Managed Risk Profile 2030 Fund - Standard Class	188,637	11.84	2,233,648	2,083,226
LVIP Managed Risk Profile 2040 Fund - Standard Class	341,564	11.40	3,893,487	3,555,566
LVIP MFS International Growth Fund - Standard Class	1,847,523	17.88	33,030,021	26,232,805
LVIP MFS Value Fund - Standard Class	2,248,506	43.09	96,876,878	80,134,251
LVIP Mondrian International Value Fund - Standard Class	2,145,641	18.03	38,688,062	35,855,101
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	40,487	11.11	449,644	394,691
LVIP SSGA Bond Index Fund - Standard Class	3,157,174	11.23	35,458,226	36,075,218
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,429,741	13.09	18,715,313	17,644,301
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	1,022,889	12.05	12,329,904	12,076,574
LVIP SSGA Developed International 150 Fund - Standard Class	2,052,492	9.39	19,277,001	18,120,793
LVIP SSGA Emerging Markets 100 Fund - Standard Class	3,129,656	9.92	31,055,583	28,645,666
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,907,172	12.39	23,637,492	21,958,021
LVIP SSGA International Index Fund - Standard Class	3,798,169	9.91	37,624,668	33,658,387
LVIP SSGA International Managed Volatility Fund - Standard Class	1,057,952	10.00	10,575,289	8,889,849
LVIP SSGA Large Cap 100 Fund - Standard Class	2,061,576	13.92	28,686,831	29,470,539
LVIP SSGA Moderate Index Allocation Fund - Standard Class	5,100,087	14.66	74,762,172	68,374,130
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	4,810,200	13.16	63,311,846	60,361,071
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	6,432,888	15.19	97,722,006	87,443,500

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	3,947,436	$13.65	$53,866,713	$50,760,719
LVIP SSGA S&P 500 Index Fund - Standard Class	18,806,197	18.39	345,751,932	283,217,851
LVIP SSGA Small-Cap Index Fund - Standard Class	1,581,424	31.73	50,183,338	42,245,620
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	2,534,524	13.46	34,117,235	34,847,464
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,259,164	43.58	54,879,399	41,079,197
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,167,679	25.97	30,323,458	25,290,301
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	362,118	10.96	3,968,812	3,681,219
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	4,229,213	18.80	79,521,890	64,918,044
LVIP Vanguard International Equity ETF Fund - Standard Class	5,057,326	11.59	58,614,406	50,542,680
LVIP Wellington Capital Growth Fund - Standard Class	487,286	45.77	22,303,572	18,092,659
LVIP Wellington Mid-Cap Value Fund - Standard Class	737,749	27.87	20,561,066	17,290,085
M Capital Appreciation Fund	48,567	31.24	1,517,248	1,409,987
M International Equity Fund	137,983	13.58	1,873,803	1,641,747
M Large Cap Growth Fund	108,372	27.01	2,927,139	2,364,312
M Large Cap Value Fund	160,288	13.93	2,232,808	2,077,011
MFS® VIT Growth Series - Initial Class	853,325	48.90	41,727,592	31,762,875
MFS® VIT Total Return Series - Initial Class	1,614,116	24.70	39,868,655	35,585,876
MFS® VIT Utilities Series - Initial Class	1,330,261	29.50	39,242,709	38,186,808
MFS® VIT II Core Equity Portfolio - Initial Class	40,718	25.21	1,026,492	941,912
Neuberger Berman AMT Large Cap Value Portfolio - I Class	99,376	16.71	1,660,579	1,322,640
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	679,415	27.79	18,880,938	16,902,405
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	322,597	19.58	6,316,456	5,133,029
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	3,263,862	7.16	23,369,254	29,743,177
Putnam VT Equity Income Fund - Class IB	63,595	26.69	1,697,339	1,502,089
Putnam VT Global Health Care Fund - Class IB	114,440	16.44	1,881,388	1,871,267
Templeton Foreign VIP Fund - Class 1	85,275	15.80	1,347,350	1,233,112
Templeton Foreign VIP Fund - Class 2	229,575	15.47	3,551,519	3,209,443
Templeton Global Bond VIP Fund - Class 1	2,092,328	17.16	35,904,342	35,984,136
Templeton Growth VIP Fund - Class 1	518,699	16.24	8,423,677	6,944,621
Templeton Growth VIP Fund - Class 2	78,755	15.97	1,257,725	953,931

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2017, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	118,155	(41,529)	76,626
AB VPS Growth and Income Portfolio - Class A	53,643	(94,331)	(40,688)
AB VPS International Value Portfolio - Class A	15,552	(111,695)	(96,143)
AB VPS Large Cap Growth Portfolio - Class A	13,312	(28,352)	(15,040)
AB VPS Small/Mid Cap Value Portfolio - Class A	435,961	(94,018)	341,943
American Century VP Balanced Fund - Class I	402,732	(7,422)	395,310
American Century VP Inflation Protection Fund - Class I	124,788	(103,955)	20,833
American Funds Global Growth Fund - Class 2	1,018,620	(121,061)	897,559
American Funds Global Small Capitalization Fund - Class 2	632,429	(123,062)	509,367
American Funds Growth Fund - Class 2	1,888,013	(277,199)	1,610,814
American Funds Growth-Income Fund - Class 2	2,826,424	(178,792)	2,647,632
American Funds International Fund - Class 2	1,396,237	(365,842)	1,030,395
BlackRock Global Allocation V.I. Fund - Class I	2,092,554	(321,005)	1,771,549
ClearBridge Variable Mid Cap Portfolio - Class I	506,012	(43,165)	462,847
Delaware VIP® Diversified Income Series - Standard Class	1,268,796	(123,842)	1,144,954
Delaware VIP® Emerging Markets Series - Standard Class	758,286	(367,845)	390,441
Delaware VIP® High Yield Series - Standard Class	135,545	(180,965)	(45,420)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,457,848	(62,242)	1,395,606
Delaware VIP® REIT Series - Standard Class	650,669	(305,246)	345,423
Delaware VIP® Small Cap Value Series - Standard Class	574,649	(221,431)	353,218
Delaware VIP® Smid Cap Core Series - Standard Class	578,630	(122,643)	455,987
Delaware VIP® U.S. Growth Series - Standard Class	124,345	(156,101)	(31,756)
Delaware VIP® Value Series - Standard Class	477,072	(258,641)	218,431

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	180,790	(165,900)	14,890
Deutsche Equity 500 Index VIP Portfolio - Class A	45,275	(152,528)	(107,253)
Deutsche Small Cap Index VIP Portfolio - Class A	23,230	(36,138)	(12,908)
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,361	(2,844)	(1,483)
Fidelity® VIP Contrafund® Portfolio - Service Class	1,931,439	(183,899)	1,747,540
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,355	(10,268)	(7,913)
Fidelity® VIP Equity-Income Portfolio - Service Class	6,700	(38,158)	(31,458)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	5,762	(10,185)	(4,423)
Fidelity® VIP Growth Portfolio - Service Class	404,511	(110,329)	294,182
Fidelity® VIP High Income Portfolio - Service Class	6,236	(6,381)	(145)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	5,133	(5,897)	(764)
Fidelity® VIP Mid Cap Portfolio - Service Class	924,293	(95,714)	828,579
Fidelity® VIP Overseas Portfolio - Service Class	35,917	(39,236)	(3,319)
Franklin Income VIP Fund - Class 1	1,161,054	(94,532)	1,066,522
Franklin Mutual Shares VIP Fund - Class 1	496,480	(56,991)	439,489
Franklin Small-Mid Cap Growth VIP Fund - Class 1	65,323	(37,022)	28,301
Invesco V.I. American Franchise Fund - Series I Shares	9,042	(86,688)	(77,646)
Invesco V.I. Core Equity Fund - Series I Shares	15,221	(71,947)	(56,726)
Invesco V.I. Core Plus Bond Fund - Series I Shares	3,500	(3,425)	75
Invesco V.I. International Growth Fund - Series I Shares	471,394	(97,446)	373,948
Janus Henderson Balanced Portfolio - Institutional Shares	11,061	(50,832)	(39,771)
Janus Henderson Balanced Portfolio - Service Shares	39,398	(41,649)	(2,251)
Janus Henderson Enterprise Portfolio - Service Shares	28,702	(22,040)	6,662
Janus Henderson Global Research Portfolio - Institutional Shares	8,099	(51,419)	(43,320)
Janus Henderson Global Research Portfolio - Service Shares	2,099	(21,290)	(19,191)
Janus Henderson Global Technology Portfolio - Service Shares	23,685	(8,864)	14,821
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	201,212	(16,950)	184,262
LVIP Baron Growth Opportunities Fund - Service Class	319,725	(105,554)	214,171
LVIP Baron Growth Opportunities Fund - Standard Class	6,327	(13,850)	(7,523)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	96,782	(356,953)	(260,171)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	565,732	(10,118)	555,614
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	783,648	(65,994)	717,654
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	163,424	(5,394)	158,030
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	24,254	(40,015)	(15,761)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	16,541	(44,105)	(27,564)
LVIP Clarion Global Real Estate Fund - Standard Class	303,434	(113,282)	190,152
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	19,942	(3,554)	16,388
LVIP Delaware Bond Fund - Standard Class	1,932,406	(493,428)	1,438,978
LVIP Delaware Diversified Floating Rate Fund - Standard Class	705,074	(121,705)	583,369
LVIP Delaware Social Awareness Fund - Standard Class	48,802	(77,399)	(28,597)
LVIP Delaware Special Opportunities Fund - Standard Class	181,868	(70,162)	111,706
LVIP Delaware Wealth Builder Fund - Standard Class	18,382	(28,370)	(9,988)
LVIP Dimensional International Core Equity Fund - Standard Class	577,959	(38,152)	539,807
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	70,310	(115,069)	(44,759)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	366,038	(35,250)	330,788
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	631,953	(51,994)	579,959
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	75,296	(71,707)	3,589
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	1,634,932	(384,480)	1,250,452
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	22,872	(37,419)	(14,547)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	564,445	(196,662)	367,783
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,001,254	(419,434)	581,820
LVIP Global Income Fund - Standard Class	223,906	(21,386)	202,520
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	760,398	(494,462)	265,936
LVIP Government Money Market Fund - Standard Class	20,404,707	(19,478,637)	926,070
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	15,189	(13,411)	1,778
LVIP JPMorgan High Yield Fund - Standard Class	773,969	(196,636)	577,333
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	78,349	(62,146)	16,203
LVIP Managed Risk Profile 2010 Fund - Standard Class	2,591	(7,639)	(5,048)
LVIP Managed Risk Profile 2020 Fund - Standard Class	6,253	(9,732)	(3,479)
LVIP Managed Risk Profile 2030 Fund - Standard Class	15,626	(62,831)	(47,205)
LVIP Managed Risk Profile 2040 Fund - Standard Class	18,785	(19,615)	(830)
LVIP MFS International Growth Fund - Standard Class	380,307	(131,551)	248,756

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP MFS Value Fund - Standard Class	1,241,284	(96,863)	1,144,421
LVIP Mondrian International Value Fund - Standard Class	343,301	(190,688)	152,613
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	9,861	(4,606)	5,255
LVIP SSGA Bond Index Fund - Standard Class	983,568	(106,144)	877,424
LVIP SSGA Conservative Index Allocation Fund - Standard Class	496,214	(75,330)	420,884
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	185,743	(39,138)	146,605
LVIP SSGA Developed International 150 Fund - Standard Class	414,351	(68,567)	345,784
LVIP SSGA Emerging Markets 100 Fund - Standard Class	630,937	(97,542)	533,395
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	128,916	(145,497)	(16,581)
LVIP SSGA International Index Fund - Standard Class	714,282	(174,989)	539,293
LVIP SSGA International Managed Volatility Fund - Standard Class	43,241	(73,686)	(30,445)
LVIP SSGA Large Cap 100 Fund - Standard Class	449,976	(74,893)	375,083
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,687,942	(288,646)	1,399,296
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	949,133	(118,229)	830,904
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,933,177	(153,875)	1,779,302
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	835,295	(118,609)	716,686
LVIP SSGA S&P 500 Index Fund - Standard Class	6,100,376	(447,934)	5,652,442
LVIP SSGA Small-Cap Index Fund - Standard Class	907,175	(74,880)	832,295
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	637,850	(42,984)	594,866
LVIP T. Rowe Price Growth Stock Fund - Standard Class	635,077	(105,844)	529,233
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	345,388	(62,433)	282,955
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	205,305	(14,874)	190,431
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,514,652	(157,776)	1,356,876
LVIP Vanguard International Equity ETF Fund - Standard Class	1,167,386	(158,539)	1,008,847
LVIP Wellington Capital Growth Fund - Standard Class	238,595	(89,032)	149,563
LVIP Wellington Mid-Cap Value Fund - Standard Class	453,098	(40,634)	412,464
M Capital Appreciation Fund	6,450	(15,569)	(9,119)
M International Equity Fund	16,227	(26,271)	(10,044)
M Large Cap Growth Fund	10,675	(30,187)	(19,512)
M Large Cap Value Fund	17,243	(20,666)	(3,423)
MFS® VIT Growth Series - Initial Class	382,842	(114,790)	268,052
MFS® VIT Total Return Series - Initial Class	589,192	(90,741)	498,451
MFS® VIT Utilities Series - Initial Class	318,405	(237,801)	80,604
MFS® VIT II Core Equity Portfolio - Initial Class	1,573	(12,675)	(11,102)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	6,996	(14,714)	(7,718)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	27,792	(99,521)	(71,729)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	17,903	(28,964)	(11,061)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	813,758	(165,050)	648,708
Putnam VT Equity Income Fund - Class IB	77,235	(2,726)	74,509
Putnam VT Global Health Care Fund - Class IB	7,059	(22,670)	(15,611)
Putnam VT Growth & Income Fund - Class IB	892	(73,190)	(72,298)
Templeton Foreign VIP Fund - Class 1	3,191	(13,466)	(10,275)
Templeton Foreign VIP Fund - Class 2	26,743	(35,446)	(8,703)
Templeton Global Bond VIP Fund - Class 1	1,001,864	(69,806)	932,058
Templeton Growth VIP Fund - Class 1	22,121	(36,779)	(14,658)
Templeton Growth VIP Fund - Class 2	5,495	(5,479)	16

The change in units outstanding for the year ended December 31, 2016, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	78,264	(59,510)	18,754
AB VPS Growth and Income Portfolio - Class A	101,452	(82,365)	19,087
AB VPS International Value Portfolio - Class A	63,425	(53,981)	9,444
AB VPS Large Cap Growth Portfolio - Class A	22,202	(46,290)	(24,088)
AB VPS Small/Mid Cap Value Portfolio - Class A	317,409	(102,420)	214,989
American Century VP Balanced Fund - Class I	154,711	(3,515)	151,196
American Century VP Inflation Protection Fund - Class I	191,630	(150,216)	41,414
American Funds Global Growth Fund - Class 2	1,079,980	(218,169)	861,811
American Funds Global Small Capitalization Fund - Class 2	765,199	(176,702)	588,497
American Funds Growth Fund - Class 2	2,021,706	(532,321)	1,489,385
American Funds Growth-Income Fund - Class 2	2,318,335	(416,774)	1,901,561

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds International Fund - Class 2	1,754,316	(398,318)	1,355,998
BlackRock Global Allocation V.I. Fund - Class I	2,322,511	(301,966)	2,020,545
ClearBridge Variable Mid Cap Portfolio - Class I	225,400	(32,991)	192,409
Delaware VIP® Diversified Income Series - Standard Class	700,996	(272,199)	428,797
Delaware VIP® Emerging Markets Series - Standard Class	859,123	(336,198)	522,925
Delaware VIP® High Yield Series - Standard Class	467,606	(340,634)	126,972
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,009,133	(482,046)	527,087
Delaware VIP® REIT Series - Standard Class	577,956	(97,578)	480,378
Delaware VIP® Small Cap Value Series - Standard Class	420,287	(284,652)	135,635
Delaware VIP® Smid Cap Core Series - Standard Class	517,961	(173,539)	344,422
Delaware VIP® U.S. Growth Series - Standard Class	342,567	(121,924)	220,643
Delaware VIP® Value Series - Standard Class	653,425	(210,881)	442,544
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	254,775	(107,729)	147,046
Deutsche Equity 500 Index VIP Portfolio - Class A	88,962	(202,769)	(113,807)
Deutsche Small Cap Index VIP Portfolio - Class A	37,225	(42,374)	(5,149)
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,596	(7,611)	(6,015)
Fidelity® VIP Contrafund® Portfolio - Service Class	1,404,246	(254,404)	1,149,842
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,822	(10,350)	(7,528)
Fidelity® VIP Equity-Income Portfolio - Service Class	12,820	(37,614)	(24,794)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,379	(16,002)	(9,623)
Fidelity® VIP Growth Portfolio - Service Class	421,460	(145,869)	275,591
Fidelity® VIP High Income Portfolio - Service Class	7,796	(11,420)	(3,624)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	5,221	(10,460)	(5,239)
Fidelity® VIP Mid Cap Portfolio - Service Class	742,621	(164,808)	577,813
Fidelity® VIP Overseas Portfolio - Service Class	70,771	(73,954)	(3,183)
Franklin Income VIP Fund - Class 1	902,119	(259,765)	642,354
Franklin Mutual Shares VIP Fund - Class 1	378,398	(90,020)	288,378
Franklin Small-Mid Cap Growth VIP Fund - Class 1	78,066	(66,667)	11,399
Invesco V.I. American Franchise Fund - Series I Shares	23,868	(107,178)	(83,310)
Invesco V.I. Core Equity Fund - Series I Shares	18,899	(91,350)	(72,451)
Invesco V.I. Core Plus Bond Fund - Series I Shares	2,053	(5,569)	(3,516)
Invesco V.I. International Growth Fund - Series I Shares	606,807	(62,055)	544,752
Janus Henderson Balanced Portfolio - Institutional Shares	15,919	(57,430)	(41,511)
Janus Henderson Balanced Portfolio - Service Shares	14,826	(61,429)	(46,603)
Janus Henderson Enterprise Portfolio - Service Shares	19,695	(18,941)	754
Janus Henderson Global Research Portfolio - Institutional Shares	15,842	(46,393)	(30,551)
Janus Henderson Global Research Portfolio - Service Shares	5,496	(30,521)	(25,025)
Janus Henderson Global Technology Portfolio - Service Shares	6,733	(32,282)	(25,549)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	427,341	(80,827)	346,514
LVIP Baron Growth Opportunities Fund - Service Class	272,956	(117,487)	155,469
LVIP Baron Growth Opportunities Fund - Standard Class	18,420	(33,318)	(14,898)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	648,457	(170,189)	478,268
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	150,131	(1,163,700)	(1,013,569)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	196,811	(67,568)	129,243
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	432,073	(89,008)	343,065
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	59,852	(1,442)	58,410
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class	17,572	(38,370)	(20,798)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	65,377	(43,533)	21,844
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	139,903	(50,334)	89,569
LVIP Clarion Global Real Estate Fund - Standard Class	346,392	(68,114)	278,278
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	52,320	(5,342)	46,978
LVIP Delaware Bond Fund - Standard Class	1,600,608	(774,035)	826,573
LVIP Delaware Diversified Floating Rate Fund - Standard Class	328,412	(103,162)	225,250
LVIP Delaware Social Awareness Fund - Standard Class	78,443	(39,331)	39,112
LVIP Delaware Special Opportunities Fund - Standard Class	216,062	(86,957)	129,105
LVIP Delaware Wealth Builder Fund - Standard Class	63,605	(35,018)	28,587
LVIP Dimensional International Core Equity Fund - Standard Class	446,752	(16,190)	430,562
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	147,774	(104,096)	43,678
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	570,285	(89,441)	480,844
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	595,484	(25,642)	569,842
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	159,096	(113,499)	45,597
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	1,580,963	(236,035)	1,344,928

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	82,597	(40,521)	42,076
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	320,702	(267,983)	52,719
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,063,323	(526,916)	536,407
LVIP Global Income Fund - Standard Class	176,662	(47,639)	129,023
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,037,187	(938,371)	98,816
LVIP Government Money Market Fund - Standard Class	14,111,779	(12,116,417)	1,995,362
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	84,689	(23,084)	61,605
LVIP JPMorgan High Yield Fund - Standard Class	675,595	(188,088)	487,507
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	178,369	(78,110)	100,259
LVIP Managed Risk Profile 2010 Fund - Standard Class	571	(1,423)	(852)
LVIP Managed Risk Profile 2020 Fund - Standard Class	5,484	(11,253)	(5,769)
LVIP Managed Risk Profile 2030 Fund - Standard Class	12,087	(12,480)	(393)
LVIP Managed Risk Profile 2040 Fund - Standard Class	16,971	(15,107)	1,864
LVIP MFS International Growth Fund - Standard Class	528,692	(105,379)	423,313
LVIP MFS Value Fund - Standard Class	1,035,368	(117,951)	917,417
LVIP Mondrian International Value Fund - Standard Class	637,376	(132,520)	504,856
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	17,884	(5,702)	12,182
LVIP SSGA Bond Index Fund - Standard Class	1,190,034	(110,904)	1,079,130
LVIP SSGA Conservative Index Allocation Fund - Standard Class	430,084	(51,196)	378,888
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	416,392	(50,639)	365,753
LVIP SSGA Developed International 150 Fund - Standard Class	347,782	(169,603)	178,179
LVIP SSGA Emerging Markets 100 Fund - Standard Class	544,221	(198,597)	345,624
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	230,993	(71,357)	159,636
LVIP SSGA International Index Fund - Standard Class	973,942	(213,988)	759,954
LVIP SSGA International Managed Volatility Fund - Standard Class	1,068,868	(592)	1,068,276
LVIP SSGA Large Cap 100 Fund - Standard Class	331,549	(104,539)	227,010
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,422,971	(212,578)	1,210,393
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	1,169,486	(252,387)	917,099
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,692,843	(150,347)	1,542,496
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	1,061,098	(213,239)	847,859
LVIP SSGA S&P 500 Index Fund - Standard Class	5,261,294	(491,216)	4,770,078
LVIP SSGA Small-Cap Index Fund - Standard Class	756,490	(208,966)	547,524
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	760,512	(119,815)	640,697
LVIP T. Rowe Price Growth Stock Fund - Standard Class	785,796	(131,462)	654,334
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	526,751	(51,585)	475,166
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	169,046	(17,493)	151,553
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,066,624	(132,564)	934,060
LVIP Vanguard International Equity ETF Fund - Standard Class	1,166,504	(163,362)	1,003,142
LVIP VIP Mid Cap Managed Volatility Portfolio - Standard Class	38,274	(56,478)	(18,204)
LVIP Wellington Capital Growth Fund - Standard Class	327,849	(72,774)	255,075
LVIP Wellington Mid-Cap Value Fund - Standard Class	283,211	(137,063)	146,148
M Capital Appreciation Fund	34,026	(37,536)	(3,510)
M International Equity Fund	83,264	(109,737)	(26,473)
M Large Cap Growth Fund	87,355	(61,984)	25,371
M Large Cap Value Fund	70,818	(66,239)	4,579
MFS® VIT Growth Series - Initial Class	402,348	(55,906)	346,442
MFS® VIT Total Return Series - Initial Class	370,072	(125,823)	244,249
MFS® VIT Utilities Series - Initial Class	430,179	(156,582)	273,597
MFS® VIT II Core Equity Portfolio - Initial Class	11,284	(3,607)	7,677
Neuberger Berman AMT Large Cap Value Portfolio - I Class	13,988	(10,489)	3,499
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	71,604	(66,346)	5,258
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	39,989	(30,222)	9,767
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	524,074	(227,952)	296,122
Putnam VT Global Health Care Fund - Class IB	13,107	(54,273)	(41,166)
Putnam VT Growth & Income Fund - Class IB	7,866	(19,273)	(11,407)
Templeton Foreign VIP Fund - Class 1	5,331	(8,654)	(3,323)
Templeton Foreign VIP Fund - Class 2	12,268	(25,787)	(13,519)
Templeton Global Bond VIP Fund - Class 1	868,285	(123,479)	744,806
Templeton Growth VIP Fund - Class 1	67,543	(51,343)	16,200
Templeton Growth VIP Fund - Class 2	6,029	(8,899)	(2,870)

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M (the "Variable Account"), comprised of the subaccounts described in the related appendix to this opinion (collectively referred to as the "subaccounts"), as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to this opinion, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2017, the results of its operations and changes in net assets for the periods indicated in the appendix to this opinion, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Variable Account is not required to have, nor were we engaged to perform, an audit of the Variable Account's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund company. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania
April 19, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS International Value Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Inflation Protection Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth-Income Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® REIT Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware VIP® Value Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Equity 500 Index VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Small Cap Index VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Income VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Foreign VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Foreign VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Growth VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Growth VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Technology Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Clarion Global Real Estate Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Government Money Market Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2010 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2020 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2030 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2040 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP MFS Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
M Capital Appreciation Fund	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
M International Equity Fund	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
M Large Cap Growth Fund	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
M Large Cap Value Fund	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Growth Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Total Return Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Utilities Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Large Cap Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Balanced Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from June 7, 2016 through December 31, 2016
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from December 9, 2016 through December 31, 2016
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from May 20, 2016 through December 31, 2016
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from May 20, 2016 through December 31, 2016
Putnam VT Equity Income Fund - Class IB	As of December 31, 2017	For the period from May 12, 2017 through December 31, 2017
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	For the year ended December 31, 2016 (the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP Blended Mid Cap Managed Volatility Fund - Standard Class during 2016	N/A - the fund merged into LVIP Blended Mid Cap Managed Volatility Fund - Standard Class during 2016	For the year ended December 31, 2016 (the fund merged into LVIP Blended Mid Cap Managed Volatility Fund - Standard Class during 2016)
LVIP VIP Mid Cap Managed Volatility Portfolio - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2016	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2016	For the year ended December 31, 2016 (the fund ceased to be available as an investment option to Variable Account contract owners during 2016)
Putnam VT Growth & Income Fund - Class IB	N/A - the fund merged into Putnam VT Equity Income Fund - Class IB during 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(2)
(b)	Not applicable.
(c)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and Amendment dated.(7)
(d)	(1)	Policy Form LN691,(12) LR521,(12) LN694(14)
(2)	Accounting Value Rider—Policy Form LR500.(8)
(3)	Change of Insured Rider—Policy Form LR496.(8)
(4)	Supplemental Term Insurance Rider—Policy Form LR531, (12) LR533.(14)
(5)	No-Lapse Enhancement Rider—Policy Form LR691, (12) LR694.(14)
(6)	Overloan Protection Rider—Policy Form LR540. (11)
(e)	(1)	Application—LFF06399(3)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(1)
(2)	Bylaws of The Lincoln National Life Insurance Company.(13)
(g)	Form of Reinsurance Contracts.(10)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(16)
(2)	AllianceBernstein Variable Products Series Fund, Inc.(9)
(3)	American Century Variable Portfolio, Inc.(19)
(4)	American Century Variable Portfolios II, Inc.(19)
(5)	American Funds Insurance Series(18)
(6)	BlackRock Variable Series Fund, Inc.(15)
(7)	Delaware VIP Trust(9)
(8)	Deutsche Investments VIT Funds (16)
(9)	Deutsche Variable Series II(9)
(10)	Fidelity Variable Insurance Products(19)
(11)	Franklin Templeton Variable Insurance Products Trust(9)
(12)	Janus Aspen Series(4)
(13)	JPMorgan Insurance Trust(18)
(14)	Legg Mason Partners Variable Equity Trust(19)
(15)	Lincoln Variable Insurance Products Trust(17)
(16)	MFS Variable Insurance Trust(9)
(17)	MFS Variable Insurance Trust II(9)
(18)	Neuberger Berman Advisers Management Trust(16)
(19)	PIMCO Variable Insurance Trust(19)
(i)	Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(6)
(j)	Not applicable.
(k)	Opinion and Consent of John L Reizian.

(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures(19)

(1)	Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.
(2)	Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(4)	Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File 333-146507) filed on April 1, 2010.
(5)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(6)	Incorporated by reference Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(7)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(e)	Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(8)	Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.
(9)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(10)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2009.
(11)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.
(12)	Incorporated by reference to Pre-Effective Amendment No. 2 on Form N-6 (File No. 333-111137) filed on April 21, 2004.
(13)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(14)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-111137) filed on April 8, 2005.
(15)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(16)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(17)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(18)	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(19)	Incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.

Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Kirkland L. Hicks**	Executive Vice President, General Counsel and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
Keith J. Ryan*	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 350 Church Street, Hartford, CT 06103
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018).
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable

Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Nancy A. Smith*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President and Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has caused this Post-Effective Amendment No. 19 to the Registration Statement (File No.: 333-111137; 811-08557; CIK No. 0001048607) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 19th day of April, 2018.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement (File No.: 333-111137; 811-08557; CIK No. 0001048607) on Form N-6 has been signed below on April 19, 2018, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature	Title

/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Kirkland L. Hicks*	Executive Vice President, General Counsel and Director
Kirkland L. Hicks

/s/ Wilford H. Fuller*	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power- of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)

VULdb / VULdb ES
VULdb-II ES
VUL-I / VULcv
VULcv-II / VULcvII ES / VUL Flex
VULcv-III ES
MoneyGuard VUL
VULone ES / VULone 2005 ES
Momentum VULone / Momentum VULone 2005
VULcv-IV ES
VULdb-IV ES
Momentum VULone 2007
VULone 2007
AssetEdge VUL
AssetEdge VUL/AssetEdge Exec VUL 2015
VULone2012
VULone2014
InReach VULone2014

Lincoln Life Flexible Premium Variable Life Account R (811-08579)	SVUL / SVUL-I SVUL-II / SVUL-II ES SVUL-III ES SVUL-IV ES / PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007 ES Momentum SVULone 2007 SVULone2013

Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)

American Legacy VULcv-III
American Legacy VULdb-II
American Legacy SVUL-II
American Legacy SVUL-III
American Legacy VULcv-IV
American Legacy VULdb-IV
American Legacy SVUL-IV/PreservationEdge SVUL
American Legacy AssetEdge

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)

American Legacy II
American Legacy III
American Legacy III B Class
American Legacy III C Share
American Legacy III Plus
American Legacy III View
American Legacy Design
American Legacy Signature
American Legacy Fusion
American Legacy Series
American Legacy Advisory
Shareholder’s Advantage
Shareholder’s Advantage A Class
Shareholder’s Advantage purchasded on and after May 21, 2018

Lincoln National Variable Annuity Account L (811-07645)

Group Variable Annuity
Secured Retirement Income Version 1
Secured Retirement Income Version 2
Secured Retirement Income Version 3
Secured Retirement Income Version 4
Retirement Income Rollover Version 1
Retirement Income Rollover Version 2
Retirement Income Rollover Version 3
Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (81108517)

ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
Choice Plus
Choice Plus II
ChoicePlus Access
ChoicePlus II Access
ChoicePlus Bonus
ChoicePlus II Bonus

Lincoln Life Variable Annuity Account N (81108517) Continued

ChoicePlus II Advance
ChoicePlus Design
ChoicePlus Signature
ChoicePlus Rollover
ChoicePlus Fusion
ChoicePlus Series
ChoicePlus Prime
ChoicePlus Advisory
InvestmentSolutions
InvestmentSolutions RIA
Lincoln Investor Advantage
Lincoln Investor Advantage Fee-Based
Lincoln Investor Advantage RIA
Lincoln Investor Advantage Advisory
Lincoln Investor Advantage RIA Class
Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group
Lincoln Life S-3 Filing

Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President, Chairman and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Kirkland L. Hicks	Executive Vice President, General Counsel and Director
Kirkland L. Hicks

/s/ Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson r. Campbell	/s/ Scott C. Durocher
Delson R. Campbell	Scott C. Durocher

/s/ Kimberly A. Genovese	/s/ Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr

/s/ Donald E. Keller	/s/ Brian A. Kroll
Donald E. Keller	Brian A. Kroll

/s/ John L. Reizian	/s/ Lawrence A. Samplatsky
John L. Reizian	Lawrence A. Samplatsky

/s/ Stephen R. Turer	/s/ John D. Weber
Stephen R. Turer	John D. Weber

Version dated: February 2018